UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3591

CALVERT VARIABLE SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2007


Item 1. Report to Stockholders.


Calvert

Investments That Make a Difference

June 30, 2007
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Social Balanced Portfolio

Calvert

Investments That Make a Difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Social Balanced Portfolio

Dear Investor:

CVS Social Balanced Portfolio returned 3.50% for the six-month period ended June 30, 2007. The Portfolio's benchmark, the Calvert Balanced Composite Index, a blend of 60% Russell 1000 Index and 40% Lehman U.S. Credit Index, returned 4.61% for the period. The Portfolio's Board of Directors recently approved this index blend as the official benchmark, as it better represents the type of securities our managers invest in--making it easier for shareholders to compare the returns. The weighting of these indexes represents our long-term allocations to stocks and bonds in the Portfolio. The underperformance relative to the benchmark resulted from the equity portion of the Portfolio--particularly the sector weightings and stock selection in the Consumer Discretionary and Information Technology sectors.

Investment Climate

Equity markets produced strong returns for the period, as the Russell 1000 Index rose 7.18%. The bulk of this positive return was realized in April and May, when the Index climbed nearly 8%.

As has been the case for some time, the Energy and Materials sectors led the market. Utilities stocks performed well over the first half of the period, but rising interest rates hampered returns in the second quarter. Investors gravitated to the long-suffering Information Technology sector--which outperformed the Russell 1000 as a whole during the first half of the year--during the latter half of the period.

Growth stocks in general did well, as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 1.9%.1 Since value stocks strongly outperformed in prior periods, the relative valuations of growth stocks have become more attractive. Perhaps the good performance of growth stocks during the first six months of 2007 indicates a pending change in fortune for growth-oriented investors.

During the six-month reporting period, the Federal Reserve (Fed) kept the target federal funds rate unchanged at 5.25%. Long-term interest rates increased, with the benchmark 10-year U.S. Treasury yield up 0.32% to 5.03%. Although the Fed held its target fed funds rate steady during the period, several foreign central banks raised interest rates--driving global interest rates higher.

Portfolio Strategy

Equity

Our strategy is designed to provide a U.S.-core large-cap portfolio that utilizes managers' expertise in active fundamental and quantitative investment processes. Each of our managers focuses on adding value through careful, disciplined stock selection approaches. The Portfolio's sector weights are generally close to those of the benchmark, subject to the effects of the social screens.

For the period, the equity portfolio was modestly underweighted to many of the top performing sectors, such as Energy and Materials, and slightly overweighted to some of the weaker performing sectors, such as Consumer Discretionary and Financials. These sector-weight differences accounted for about one-fourth of the stock portfolio's underperformance during the period.

On a positive note, strong stock selection in the Energy and Financial sectors helped offset the sector weighting effects.

The remainder of the equity portfolio's underperformance was due to stock selection, particularly in the Consumer Discretionary and Information Technology sectors. Harley-Davidson was hurt by a three-week strike at its largest plant--which led to shortages in some of its most popular models during the busy spring and summer selling season. Warner Music Group was hampered by the rising popularity of digital music, as well as a failed takeover bid for British music company EMI Group. Among technology stocks, semiconductor production-equipment maker Novellus suffered from a decrease in chip orders, and Lexmark stock declined because it did not meet analyst and investor expectations. The portfolio also suffered from an underweight to Apple, which benefited from the highly anticipated launch of the iPhone.

Fixed Income

Throughout most of the first quarter of 2007, the inverted yield curve--where interest rates for short-term bonds are actually higher than for longer-term bonds--provided us the opportunity to overweight the Portfolio with very short, high-quality (AAA rated) securities with durations of less than one year. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Risk premiums, as measured by the additional yield offered above Treasury yields, continued to move lower in the first half of the reporting period-- leading us to maintain our underweight to lower credit quality BBB rated issues in favor of those with higher ratings. Treasury rates also remained lower than we anticipated given our outlook for economic growth and inflation. As a result, the Portfolio maintained a shorter duration than its benchmark.

The Portfolio continued to allocate a portion of funds to below investment-grade securities that offered higher yields.

Our duration and credit quality strategies were strong drivers of performance as interest rates rose. In fact, the two and 10-year U.S. Treasury yields rose 0.06 percentage points and 0.37 percentage points, respectively, for the year through June 30, 2007. High-yield bonds outperformed higher-quality BBB rated investment-grade securities with returns of 3.07% versus 0.57% for the period.

Sector and security selection were also strong contributors to the Portfolio's performance. For example, we bought a ten-year security issued by Chesapeake Energy with a yield premium over ten-year Treasuries of 2.14 percentage points and sold it after the spread narrowed significantly to 1.81 percentage points--locking in the gains for the security's price appreciation.

Outlook

Market volatility is not generally accompanied by economic optimism--and it is apparent that the market is reflecting investor concern about the mortgage and housing markets, the strength of the economy, and the persistence of rising energy and food prices.

Although increasing market volatility is initially unsettling to investors, it may also lead to a preference for the higher quality, growth stocks with solid fundamentals that the equity portfolio invests in. It also provides a fertile environment for active management strategies to add value. Of course, the strong performance of growth stocks, particularly over the later months of the period, would also potentially benefit the Portfolio if the trend continues for the remainder of the year.

Sincerely,

Steve Falci
Chief Investment Officer, Equities
Calvert Asset Management Company
July 2007

1. The Russell 1000 Index returned 7.18% for the six-month period ending June 30, 2007. The Russell 1000 Growth Index and Russell 1000 Value Index returned 8.13% and 6.23%, respectively, for the same period. Source: Russell Investment Group (custom date return calculator)

As of June 30, 2007, the following companies represented the following percentages of the Portfolio's net assets: Harley-Davidson 0.30%, Warner Music Group 0.25%, EMI Group 0.00%, Novellus Systems 0.38%, Lexmark 0.00%, Apple 0.00%, and Chesapeake Energy Corp. bonds 0.1%. Portfolio holdings are subject to change without notice.

Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Balanced Portfolio. Performance of the two funds will differ.

CVS Calvert Social Balanced Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.07)
One year	12.18%
Five year	7.93%
Ten year	5.60%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

The Portfolio changed subadvisors in the equity portion of the Portfolio effective June 2004. Earlier subadvisor changes occurred in March 2002.

Asset Allocation (at 6.30.07)	% of Total Investments
Stocks	62%
Bonds	34%
Cash & Cash Equivalents	4%

Total	100%

(as a % of net assets, stocks were 61.1%)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During Period* 1/1/07 - 6/30/07

Actual	$1,000.00	$1,034.50	$4.51
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.37	$4.47

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 181/365.

Balanced Portfolio
Statement of Net Assets
June 30, 2007
Equity Securities - 61.1%	Shares	Value
Aerospace & Defense - 0.1%
BE Aerospace, Inc.*	13,800	$569,940

Air Freight & Logistics - 1.3%
FedEx Corp.	19,000	2,108,430
United Parcel Service Inc., Class B	55,100	4,022,300
		6,130,730

Airlines - 0.4%
Continental Airlines, Inc., Class B*	31,500	1,066,905
UAL Corp.*	20,900	848,331
		1,915,236

Auto Components - 0.1%
Autoliv, Inc.	4,300	244,541

Automobiles - 0.3%
Harley-Davidson, Inc.	24,300	1,448,523

Beverages - 0.4%
PepsiCo, Inc.	27,700	1,796,345

Biotechnology - 0.7%
Amgen, Inc.*	59,300	3,278,697

Capital Markets - 2.6%
Goldman Sachs Group, Inc	32,600	7,066,050
Legg Mason, Inc.	17,800	1,751,164
Nuveen Investments, Inc.	60,600	3,766,290
		12,583,504

Chemicals - 0.8%
H.B. Fuller Co.	48,800	1,458,632
Lubrizol Corp.	900	58,095
Praxair, Inc.	29,500	2,123,705
		3,640,432

Commercial Banks - 1.7%
US Bancorp	74,200	2,444,890
Wachovia Corp.	84,900	4,351,125
Wells Fargo & Co.	44,100	1,550,997
		8,347,012

Commercial Services & Supplies - 0.4%
ABM Industries, Inc.	33,700	869,797
United Stationers, Inc.*	13,900	926,296
		1,796,093

Communications Equipment - 1.4%
Centennial Communications Corp.*	23,500	223,015
Cisco Systems, Inc.*	172,500	4,804,125
Motorola, Inc.	92,700	1,640,790
Qualcomm, Inc.	1,100	47,729
		6,715,659

Computers & Peripherals - 2.5%
Dell, Inc.*	54,700	1,561,685
Hewlett-Packard Co.	105,400	4,702,948
International Business Machines Corp.	54,900	5,778,225
		12,042,858

Equity Securities - Cont'd	Shares	Value
Consumer Finance - 0.7%
American Express Co.	28,000	$1,713,040
Capital One Financial Corp.	18,500	1,451,140
		3,164,180

Containers & Packaging - 0.3%
Aptargroup, Inc.	24,600	874,776
Bemis Co., Inc.	17,800	590,604
Sealed Air Corp.	400	12,408
		1,477,788

Diversified Financial Services - 4.1%
Bank of America Corp.	130,230	6,366,945
CIT Group, Inc.	56,900	3,119,827
First Republic Preferred Capital Corp., Preferred (e)	500	547,000
JPMorgan Chase & Co.	112,520	5,451,594
MFH Financial Trust I, Preferred (e)	20,000	2,045,000
Roslyn Real Estate Asset Corp., Preferred	2	200,312
WoodBourne Pass-Through Trust, Preferred (e)	20	2,005,000
		19,735,678

Diversified Telecommunication Services - 1.7%
AT&T, Inc.	198,577	8,240,945

Electric Utilities - 0.3%
Cleco Corp.	35,300	864,850
IDACORP, Inc.	25,000	801,000
		1,665,850

Electrical Equipment - 0.1%
Woodward Governor Co.	13,700	735,279

Electronic Equipment & Instruments - 0.7%
Amphenol Corp.	32,800	1,169,320
AVX Corp.	80,100	1,340,874
Ingram Micro, Inc.*	37,700	818,467
		3,328,661

Energy Equipment & Services - 1.7%
Global Industries Ltd.*	126,800	3,400,776
Grant Prideco, Inc.*	12,500	672,875
Smith International, Inc.	47,400	2,779,536
Tidewater, Inc.	14,400	1,020,672
Unit Corp.*	6,200	390,042
		8,263,901

Food & Staples Retailing - 0.4%
CVS Caremark Corp.	3,866	140,916
Walgreen Co.	40,200	1,750,308
		1,891,224

Food Products - 1.1%
General Mills, Inc.	54,100	3,160,522
Kellogg Co.	33,300	1,724,607
TreeHouse Foods, Inc.*	10,700	284,727
		5,169,856

Gas Utilities - 0.8%
Oneok, Inc.	63,000	3,175,830
Questar Corp.	15,400	813,890
		3,989,720

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - 0.8%
Becton Dickinson & Co.	24,500	$1,825,250
Hospira, Inc.*	46,300	1,807,552
Medtronic, Inc.	800	41,488
		3,674,290

Health Care Providers & Services - 3.8%
AmerisourceBergen Corp.	48,400	2,394,348
Cardinal Health, Inc.	50,100	3,539,064
Cigna Corp.	55,300	2,887,766
Coventry Health Care, Inc.*	29,100	1,677,615
Express Scripts, Inc.*	19,600	980,196
Laboratory Corp. of America Holdings, Inc.*	19,800	1,549,548
McKesson Corp.	57,300	3,417,372
WellCare Health Plans, Inc.*	17,300	1,565,823
		18,011,732

Hotels, Restaurants & Leisure - 0.8%
Darden Restaurants, Inc.	70,300	3,092,497
Starbucks Corp.*	28,700	753,088
		3,845,585

Household Durables - 0.5%
Whirlpool Corp.	21,500	2,390,800

Household Products - 2.1%
Colgate-Palmolive Co.	17,700	1,147,845
Kimberly-Clark Corp.	29,100	1,946,499
Procter & Gamble Co.	111,115	6,799,127
		9,893,471

Independent Power Producers & Energy Traders - 0.4%
Black Hills Corp.	46,500	1,848,375

Industrial Conglomerates - 1.3%
3M Co.	69,200	6,005,868

Insurance - 3.2%
ACE Ltd.	12,400	775,248
Ambac Financial Group, Inc.	20,900	1,822,271
American International Group, Inc.	25,300	1,771,759
American Physicians Capital, Inc.*	3,200	129,600
Chubb Corp.	31,700	1,716,238
Commerce Group, Inc.	20,700	718,704
Conseco, Inc.*	91,783	1,917,347
Hartford Financial Services Group, Inc.	10,800	1,063,908
Lincoln National Corp.	9,800	695,310
Phoenix Co's, Inc.	4,300	64,543
Safeco Corp.	1,200	74,712
StanCorp Financial Group, Inc.	11,600	608,768
The Travelers Co's, Inc.	68,700	3,675,450
WR Berkley Corp.	2,000	65,080
		15,098,938

IT Services - 1.5%
Acxiom Corp.	12,400	327,980
Automatic Data Processing, Inc.	62,900	3,048,763
First Data Corp.	6,900	225,423
Fiserv, Inc.*	32,600	1,851,680
Tyler Technologies, Inc.*	28,400	352,444
Western Union Co.	64,800	1,349,784
		7,156,074

Equity Securities - Cont'd	Shares	Value
Life Sciences - Tools & Services - 0.0%
Applera Corp. - Applied Biosystems Group	3,600	$109,944

Machinery - 3.0%
Cummins, Inc.	18,300	1,852,143
Danaher Corp.	31,400	2,370,700
Illinois Tool Works, Inc.	74,600	4,042,574
Nordson Corp.	10,100	506,616
Parker Hannifin Corp.	25,400	2,486,914
Terex Corp.*	40,400	3,284,520
		14,543,467

Media - 2.8%
Cox Radio, Inc.*	4,700	66,928
Gray Television, Inc.	17,100	158,517
McGraw-Hill Co's, Inc.	79,800	5,432,784
Omnicom Group, Inc.	35,000	1,852,200
Time Warner, Inc.	211,900	4,458,376
Warner Music Group Corp.	83,100	1,200,795
		13,169,600

Metals & Mining - 0.0%
Reliance Steel & Aluminum Co.	3,300	185,658

Multiline Retail - 1.5%
Kohl's Corp.*	30,100	2,138,003
Nordstrom, Inc.	53,900	2,755,368
Target Corp.	32,400	2,060,640
		6,954,011

Multi-Utilities - 1.0%
MDU Resources Group, Inc.	86,350	2,421,254
NiSource, Inc.	114,000	2,360,940
OGE Energy Corp.	1,400	51,310
		4,833,504

Office Electronics - 0.3%
Xerox Corp.*	72,100	1,332,408

Oil, Gas & Consumable Fuels - 3.7%
Chesapeake Energy Corp.	97,300	3,366,580
EOG Resources, Inc.	78,20	5,713,292
Headwaters, Inc.*	102,800	1,775,356
Plains Exploration & Production Co.*	14,800	707,588
St Mary Land & Exploration Co.	10,200	373,524
VeraSun Energy Corp.*	5,900	85,432
XTO Energy, Inc.	93,400	5,613,340
		17,635,112

Personal Products - 0.1%
Playtex Products, Inc.*	19,200	284,352

Pharmaceuticals - 2.2%
Johnson & Johnson	60,200	3,709,524
Pfizer, Inc.	261,200	6,678,884
		10,388,408

Real Estate Investment Trusts - 0.2%
CapitalSource, Inc.	10,100	248,359
HRPT Properties Trust	13,200	137,280
Thornburg Mortgage, Inc.	16,200	424,116
		809,755

Equity Securities - Cont'd	Shares	Value
Road & Rail - 0.2%
Avis Budget Group, Inc.*	33,300	$946,719

Semiconductors & Semiconductor Equipment - 1.9%
Applied Materials, Inc.	7,900	156,973
Intel Corp.	81,900	1,945,944
Lam Research Corp.*	19,000	976,600
MEMC Electronic Materials, Inc.*	6,100	372,832
Micron Technology, Inc.*	4,700	58,891
Novellus Systems, Inc.*	63,600	1,804,332
Nvidia Corp.*	13,800	570,078
Photronics, Inc.*	84,600	1,258,848
Texas Instruments, Inc.	51,400	1,934,182
		9,078,680

Software - 1.9%
Adobe Systems, Inc.*	57,700	2,316,655
Microsoft Corp.	228,400	6,730,948
		9,047,603

Specialty Retail - 2.2%
Best Buy Co., Inc.	1,600	74,672
Casey's General Stores, Inc.	8,100	220,806
Gap, Inc.	29,500	563,450
Home Depot, Inc.	114,000	4,485,900
Office Depot, Inc.*	42,500	1,287,750
Staples, Inc.	53,950	1,280,234
TJX Co's, Inc.	44,100	1,212,750
World Fuel Services Corp.	31,400	1,320,684
		10,446,246

Textiles, Apparel & Luxury Goods - 0.5%
Nike, Inc., Class B	40,600	2,366,574

Thrifts & Mortgage Finance - 0.6%
Freddie Mac	2,700	163,890
Washington Mutual, Inc.	60,797	2,592,384
		2,756,274

Total Equity Securities (Cost $248,011,257)		290,986,100

	Principal
Corporate Bonds - 16.1%	Amount
ACLC Business Loan Receivables Trust, 5.97%, 10/15/21 (e)(r)	$369,320	358,203
AgFirst Farm Credit Bank:
6.585% to 6/15/12, floating rate thereafter until 6/1/49 (e)(r)	250,000	250,235
7.30%, 10/14/49 (e)	1,750,000	1,725,927
Alliance Mortgage Investments, 12.61%, 6/1/10 (r)(x)	385,345	308,276
American Express Co., 5.474%, 12/1/33 (r)	1,000,000	1,001,000
American National Red Cross, 5.567%, 11/15/17	2,000,000	2,008,760
APL Ltd., 8.00%, 1/15/24	440,000	409,200
Archstone-Smith Operating Trust, 5.25%, 12/1/10	1,000,000	990,769
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	2,500,000	500,000
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	1,920,000	1,857,120
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	1,050,000	1,151,367
BAC Capital Trust XV, 6.16%, 6/1/56 (r)	2,000,000	2,000,472
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	2,000,000	1,967,032
Bayview Research Center Lease Finance Trust, 6.33%, 1/15/37 (e)	750,000	780,000
BF Saul, 7.50%, 3/1/14	500,000	510,000
BNP Paribas, 7.195% to 6/25/37, floating rate thereafter to 6/29/49 (e)(r)	800,000	814,233
Calfrac Holdings LP, 7.75%, 2/15/15 (e)	320,000	308,800

	Principal
Corporate Bonds - Cont'd	Amount	Value
CAM US Finance SA Sociedad Unipersonal, 5.506%, 2/1/10 (e)(r)	$1,000,000	$1,000,027
Cardinal Health, Inc., 5.619%, 10/2/09 (e)(r)	750,000	750,773
Chase Funding Mortgage Loan, 4.045%, 5/25/33	1,478,208	1,459,586
Chesapeake Energy Corp., 6.50%, 8/15/17	500,000	472,500
CIT Group, Inc., 6.10% to 3/1/17, floating rate thereafter to 3/15/67 (r)	1,000,000	911,916
Collegiate Funding Services Education Loan Trust I, 5.319%, 12/28/43 (r)	2,250,000	2,256,323
Community Reinvestment Revenue Notes, 5.73%, 6/1/31 (e)	1,000,000	1,000,141
Credit Agricole SA/London, 6.637% to 5/31/17, floating rate thereafter to 5/1/49 (e)(r)	1,500,000	1,463,006
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	3,500,000	3,405,594
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	400,000	430,855
Discover Financial Services, 5.89%, 6/11/10 (e)(r)	1,000,000	998,061
Enterprise Products Operating LP, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	500,000	477,315
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	993,839
First National Bank of Omaha, 7.32%, 12/1/10	350,000	358,277
Fort Knox Military Housing , 5.815%, 2/15/52 (e)	1,500,000	1,468,680
Glitnir banki HF:
5.795%, 1/21/11 (e)(r)	1,000,000	999,964
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	1,250,000	1,267,502
Global Signal Trust II, 4.232%, 12/15/14 (e)	1,000,000	967,013
Great River Energy, 6.254%, 7/1/38 (e)	1,500,000	1,526,325
HBOS plc, 6.657% to 5/21/37, floating rate thereafter to 5/29/49 (e)(r)	1,000,000	959,314
HRPT Properties Trust, 5.96%, 3/16/11 (r)	750,000	749,974
HSBC Finance Corp., 5.836%, 2/15/08	2,000,000	2,004,488
Impac CMB Trust:
5.59%, 5/25/35 (r)	1,437,842	1,441,101
5.64%, 8/25/35 (r)	460,011	461,191
Independence Community Bank Corp., 3.75% to 4/1/09, floating rate thereafter to 4/1/14 (r)	2,500,000	2,429,071
JPMorgan Chase & Co., 5.05%, 10/28/08 (r)	2,000,000	1,999,149
JPMorgan Chase Capital XXII, 6.45%, 2/2/37	400,000	380,225
Leucadia National Corp., 7.00%, 8/15/13	450,000	441,000
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,154,000	10,770
8.30%, 12/1/37 (e)(m)*	3,200,000	16,000
M&I Marshall & Ilsley Bank, 5.63%, 12/4/12 (r)	500,000	499,919
Meridian Funding Co. LLC, 5.68%, 6/9/08 (r)	666,667	665,707
Mid-Atlantic Family Military Communities LLC, 5.24%, 8/1/50 (e)	600,000	549,054
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	1,031,430
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	750,000	736,822
Orkney Re II plc, Series B, 8.36%, 12/21/35 (b)(e)(r)	1,000,000	950,000
Pacific Beacon LLC, 5.638%, 7/15/51 (e)	960,000	897,091
Pacific Pilot Funding Ltd., 6.108%, 10/20/16 (e)(r)	982,399	981,728
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	498,627
Pioneer Natural Resources Co., 6.875%, 5/1/18	3,000,000	2,848,485
Preferred Term Securities IX Ltd., 6.096%, 4/3/33 (e)(r)	959,500	962,993
Prudential Financial, Inc., 5.51%, 6/13/08 (r)	1,500,000	1,501,336
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	945,000	910,741
Reed Elsevier Capital, Inc., 5.69%, 6/15/10 (r)	1,500,000	1,499,945
Residential Capital LLC, 5.86%, 6/9/08 (r)	3,000,000	2,969,926
Richmond County Capital Corp., 8.61%, 7/15/49 (e)(r)	1,500,000	1,505,625
Salvation Army, 5.46%, 9/1/16	140,000	137,519
Sovereign Bank, 4.00%, 2/1/08	2,000,000	1,983,042
SPARCS Trust 99-1, Step, 0.00% to 4/15/19, 7.697% thereafter to 10/15/97 (e)(r)	1,000,000	329,465
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	26,791,104	3,426,046
Whitney National Bank, 5.875%, 4/1/17	1,000,000	963,072
Windsor Petroleum Transport Corp, 7.84%, 1/15/21 (e)	500,000	528,424

Total Corporate Bonds (Cost $82,908,324)		76,418,371

	Principal
Municipal Obligations - 0.0%	Amount	Value
Maryland State Economic Development Corp. Revenue Bonds, 8.625%, 10/1/19 (f)*	$750,000	$226,342

Total Municipal Obligations (Cost $750,000)		226,342

Taxable Municipal Obligations - 11.5%
Adams-Friendship Area Wisconsin School District GO Bonds, 5.37%, 3/1/16	185,000	179,500
Alameda California Corridor Transportation Authority Revenue Bonds, Zero Coupon, 10/1/11	5,000,000	3,973,250
Arlington Texas SO Revenue Bonds, 4.73%, 8/15/14	1,050,000	1,003,086
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	500,000	481,415
Bethlehem Pennsylvania GO Bonds, 4.70%, 11/1/12	190,000	184,171
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	500,000	478,040
California Statewide Communities Development Authority Revenue Bonds:
Zero Coupon, 6/1/11	1,470,000	1,189,671
5.48%, 8/1/11	660,000	661,709
5.01%, 8/1/15	1,000,000	963,880
Canyon Texas Regional Water Authority Revenue Bonds, 5.90%, 8/1/16	265,000	266,272
Chicago Illinois GO Bonds, 5.30%, 1/1/14	1,000,000	988,110
Commonwealth Pennsylvania Financing Authority Revenue Bonds, 5.631%, 6/1/23	1,455,000	1,452,963
Crawford Ohio GO Bonds, 5.25%, 12/1/25	1,305,000	1,181,860
Detroit Michigan GO Bonds, 5.15%, 4/1/25	1,000,000	901,760
Escondido California Joint Powers Financing Authority Lease Revenue Bonds, 5.53%, 9/1/18	500,000	499,600
Grant County Washington Public Utility District No. 2 Revenue Bonds, 5.17%, 1/1/15	500,000	486,375
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	305,000	303,066
Howell Township New Jersey School District GO Bonds, 5.05%, 7/15/16	1,430,000	1,373,758
Illinois State Housing Development Authority Revenue Bonds, 5.60%, 12/1/15	1,265,000	1,259,143
Indiana State Bond Bank Revenue Bonds, 6.01%, 7/15/21	2,000,000	2,008,220
Kansas State Finance Development Authority Revenue Bonds, 4.152%, 5/1/11	1,105,000	1,055,850
King County Washington Housing Authority Revenue Bonds, 6.375%, 12/31/46	400,000	397,996
Los Angeles California Department of Airports Revenue Bonds, 5.404%, 5/15/16	610,000	599,179
Michigan State Municipal Bond Authority Revenue Bonds, 5.252%, 6/1/15	1,500,000	1,469,715
Montgomery Alabama GO Bonds, 4.87%, 4/1/16	765,000	728,731
Moreno Valley California Public Financing Authority Revenue Bonds, 5.549%, 5/1/27	500,000	474,005
New York State Sales Tax Asset Receivables Corp. Revenue Bonds, 4.06%, 10/15/10	1,500,000	1,446,105
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	2,000,000	1,974,740
5.263%, 9/1/16	1,000,000	985,470
5.383%, 9/1/16	2,000,000	1,960,620
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	730,000	691,653
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	3,400,000	2,598,722
6/30/14	1,100,000	748,957
Pennsylvania State Higher Education Assistance Agency Student Loan Revenue VRDN:
5.33%, 4/1/47 (r)	2,000,000	2,000,000
5.339%, 4/1/47 (r)	2,000,000	1,999,900
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/19	1,000,000	509,720
Philadelphia Pennsylvania School District GO Bonds, 5.09%, 7/1/20	250,000	234,378
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	1,000,000	1,001,680
Pomona California Public Financing Authority Revenue Bonds, 5.289%, 2/1/17	2,340,000	2,272,936
Providence Rhode Island GO Bonds, 5.06%, 7/15/15	640,000	617,043
Roseville California Redevelopment Agency Tax Allocation Bonds, 5.31%, 9/1/13	610,000	603,766
Sacramento City California Financing Authority Tax Allocation Revenue Bonds, 5.015%, 12/1/10	890,000	880,477
San Diego California Redevelopment Agency Tax Allocation Bonds, 5.66%, 9/1/16	1,500,000	1,504,965
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	1,000,000	886,370
Santa Cruz County California Redevelopment Agency Tax Allocation Revenue Bonds, 5.50%, 9/1/20	1,735,000	1,674,986
Schenectady New York Metroplex Development Authority Revenue Bonds, 5.18%, 8/1/11	145,000	143,538
South Bend Indiana Industrial County Economic Development Income Tax Revenue Bonds,
5.30%, 2/1/17	930,000	897,441
Texas Municipal Gas Corp., Gas Reservation Revenue Bonds, 2.60%, 7/1/07	75,000	75,000
University of Central Florida COPs, 5.375%, 10/1/35	500,000	458,935
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50	1,500,000	1,363,185
	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Vacaville California Redevelopment Agency Tax Allocation Bonds, 6.125%, 9/1/20	$665,000	$667,008
West Bend Wisconsin Joint School District No. 1 GO Bonds, 5.46%, 4/1/21	500,000	488,615
West Contra Costa California Unified School District COPs, 4.86%, 1/1/14	525,000	503,507
Wilkes-Barre Pennsylvania GO Bonds, 5.23%, 11/15/18	1,000,000	946,560

Total Taxable Municipal Obligations (Cost $55,931,140)		54,697,602

U.S. Treasury - 3.3%
United States Treasury Notes:
4.50%, 4/30/12	3,370,000	3,307,339
4.625%, 2/15/17	842,000	815,687
4.50%, 5/15/17	11,915,000	11,423,506

Total U.S. Treasury (Cost $15,496,332)		15,546,532

U.S. Government Agencies And Instrumentalities - 7.3%
Fannie Mae, 5.50%, 12/25/16	894,516	881,168
Federal Home Loan Bank:
Discount Notes, 7/2/07	17,400,000	17,397,680
0.00%, 7/16/07 (r)	1,000,000	998,050
5.00%, 10/26/07	3,000,000	2,998,735
0.00%, 12/28/07 (r)	1,000,000	952,500
Freddie Mac:
5.125%, 12/15/13	7,371,765	7,239,316
5.625%, 11/23/35	2,000,000	1,864,771
Small Business Administration:
5.038%, 3/10/15	995,117	957,384
4.94%, 8/10/15	1,386,140	1,347,446

Total U.S. Government Agencies and Instrumentalities (Cost $35,000,380)		34,637,050

TOTAL INVESTMENTS (Cost $438,097,433) - 99.3%		472,511,997
Other assets and liabilities, net - 0.7%		3,550,604
Net Assets - 100%		$476,062,601

Net Assets Consist Of:
Par value and paid-in capital applicable to 226,634,256 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$409,115,568
Undistributed net investment income		6,360,228
Accumulated net realized gain (loss) on investments		25,570,595
Net unrealized appreciation (depreciation) on investments		35,016,210

Net Assets		$476,062,601

Net Asset Value per Share		$2.101

	Number of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)

Futures
Purchased:
2 Year U.S. Treasury Notes	230	9/07	$46,869,688	$7,520
10 Year U.S. Treasury Notes	572	9/07	60,462,188	861,403
Total Purchased				$868,923
Sold:
U.S. Treasury Bonds	319	9/07	$34,372,250	($267,277)
Total Sold				($267,277)

(b) This security was valued by the Board of Directors. See Note A.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Interest payments have been deferred per conditions of the Supplemental Indenture until July 1, 2007. At June 30, 2007 accumulated deferred interest totaled $250,605 and includes interest accrued since and due on October 1, 2003. This security is no longer accruing interest. Subsequent to period end, the conditions of the Supplemental Indenture have been extended until October 31, 2007.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August of 2006 and February 2007. This security is no longer accruing interest. During the period, $113,987 of accrued interest was written off.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Subsequent to period end, Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. As a result, the value of the bond was marked down to $0 and $3,914 of accrued interest was written off.

* Non-income producing security.

Abbreviations:
COPS: Certificates of Participation	LP: Limited Partnership
GO: General Obligation	SO: Special Obligation
IDA: Industrial Development Authority LLC: Limited Liability Corporation	STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s). VRDN: Variable Rate Demand Note

See notes to financial statements.

Balanced Portfolio
Statement of Operations
Six Months Ended June 30, 2007

Net Investment Income
Investment Income:
Interest income	$4,872,852
Dividend income	2,850,182
Total investment income	7,723,034

Expenses:
Investment advisory fee	1,008,985
Transfer agency fees and expenses	299,639
Directors' fees and expenses	26,511
Administrative fees	652,873
Accounting fees	34,742
Custodian fees	39,800
Reports to shareholders	14,880
Professional fees	22,150
Miscellaneous	29,908
Total expenses	2,129,488
Fees paid indirectly	(9,283)
Net expenses	2,120,205

Net Investment Income	5,602,829

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	18,374,534
Futures	646,145
19,020,679

Change in unrealized appreciation (depreciation) on:
Investments	(8,490,905)
Futures	269,517
(8,221,388)

Net Realized and Unrealized Gain (Loss)	10,799,291

Increase (Decrease) in Net Assets
Resulting From Operations	$16,402,120

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$5,602,829	$11,016,701
Net realized gain (loss)	19,020,679	22,661,519
Change in unrealized appreciation or (depreciation)	(8,221,388)	5,985,915

Increase (Decrease) in Net Assets
Resulting From Operations	16,402,120	39,664,135

Distributions to shareholders from:
Net investment income	--	(10,750,346)
Net realized gain	--	(8,248,932)
Total distributions	--	(18,999,278)

Capital share transactions:
Shares sold	12,190,226	32,885,290
Reinvestment of distributions	--	18,998,597
Shares redeemed	(31,234,472)	(76,800,096)
Total capital share transactions	(19,044,246)	(24,916,209)

Total Increase (Decrease) in Net Assets	(2,642,126)	(4,251,352)

Net Assets
Beginning of period	478,704,727	482,956,079
End of period (including undistributed net investment income of $6,360,228 and $757,399, respectively)	$476,062,601	$478,704,727

Capital Share Activity
Shares sold	5,912,197	16,513,674
Reinvestment of distributions	--	9,326,753
Shares redeemed	(15,096,160)	(38,539,393)
Total capital share activity	(9,183,963)	(12,698,966)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Balanced Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2007, securities valued at $950,000, or 0.2% of net assets, were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date, and interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes on page 14.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .425% on the first $500 million, .375% on the next $500 million and .325% on the excess of $1 billion. Under the terms of the agreement $167,586 was payable at period end. In addition, $61,856 was payable at period end for operating expenses paid by the Advisor during June 2007.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Under the terms of the agreement $108,438 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $31,772 for the period ended June 30, 2007. Under the terms of the agreement $5,254 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $146,654,488 and $176,293,541, respectively. U.S. Government security purchases and sales were $240,945,303 and $242,029,856, respectively.

The cost of investments owned at June 30, 2007, for federal income tax purposes was $439,450,910. Net unrealized appreciation aggregated $33,061,087, of which $48,754,110 related to appreciated securities and $15,693,023 related to depreciated securities.

Note D -- Other

On September 7, 2006, Calvert Group Ltd., Calvert Asset Management Company, Calvert Social Investment Fund and Calvert Variable Series Inc., were named as defendants in a lawsuit in the United States District Court for the District of Connecticut. The lawsuit was an action for specific performance, breach of contract, and promissory estoppel, for the Defendants' alleged breach of an agreement dated August 28, 2006 to sell without accrued interest four thousand five hundred 8.625% Maryland State Economic Development Revenue Bonds ("Rocky Gap Bonds") due October 1, 2019. The securities applicable to the CVS Calvert Social Balanced Portfolio represent seven hundred fifty bonds, with proceeds of $483,750 or 0.1% of the Fund's net assets. On May 1, 2007, the court entered a stipulation of dismissal with prejudice, following the agreement of the parties to withdraw their cases.

Balanced Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$2.030	$1.943	$1.872
Income from investment operations
Net investment income	.026	.049	.034
Net realized and unrealized gain (loss)	.045	.122	.072
Total from investment operations	.071	.171	.106
Distributions from
Net investment income	--	(.048)	(.035)
Net realized gain	--	(.036)	--
Total distributions	--	(.084)	(.035)
Total increase (decrease) in net asset value	.071	.087	.071
Net asset value, ending	2.101	$2.030	$1.943

Total return*	3.50%	8.77%	5.65%
Ratios to average net assets: A
Net investment income	2.36% (a)	2.33%	1.78%
Total expenses	.90% (a)	.91%	.92%
Expenses before offsets	.90% (a)	.91%	.92%
Net expenses	.89% (a)	.90%	.92%
Portfolio turnover	84%	132%	172%
Net assets, ending (in thousands)	$476,063	$478,705	$482,956

		Years Ended
	December 31,	December 31,	December 31,
	2004	2003	2002
Net asset value, beginning	$1.758	$1.500	$1.759
Income from investment operations
Net investment income	.029	.026	.042
Net realized and unrealized gain (loss)	.116	.264	(.256)
Total from investment operations	.145	.290	(.214)
Distributions from
Net investment income	(.031)	(.032)	(.045)
Net realized gains	--	--	--
Total distributions	(.031)	(.032)	(.045)
Total increase (decrease) in net asset value	.114	.258	(.259)
Net asset value, ending	$1.872	$1.758	$1.500

Total return*	8.26%	19.32%	(12.15%)
Ratios to average net assets: A
Net investment income	1.67%	1.76%	2.57%
Total expenses	.91%	.93%	.91%
Expenses before offsets	.91%	.93%	.91%
Net expenses	.91%	.93%	.91%
Portfolio turnover	186%	374%	552%
Net assets, ending (in thousands)	$467,771	$404,898	$310,369

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)      Annualized.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Calvert

Investments That Make a Difference

June 30, 2007
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Social Equity Portfolio

Calvert
Investments That Make a Difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Social Equity Portfolio
Managed by Atlanta Capital Management Company, L.L.C.

Dear Investor:

Performance

The CVS Social Equity Portfolio posted a return of 4.93% for the six-month period ending June 30, 2007. The benchmark Standard & Poor's 500 Index gained 6.96% over the same period. Stock selection was the key contributor to the Portfolio's underperformance. This is largely due to the Portfolio's focus on high-quality stocks, which are still out of favor.

Investment Climate

The stock market posted solid returns in the first half of 2007 as strong global economic growth helped offset growing investor concern about a slowing U.S. economy. But the environment for high-quality growth stocks was more challenging. The extended economic expansion, record high corporate profit margins, and low volatility in global financial markets have all contributed to the perception that investment risks are relatively low. In this benign environment, investors have sought out the highest perceived returns--those from lower-quality, riskier assets--and paid more for them. But there are signs that this may be starting to change.

The Federal Reserve (Fed)'s 2004-2006 campaign to raise short-term interest rates has had the desired effect of slowing the U.S. economy in 2007. However, the pace of U.S. inflation has been more reluctant to subside. While the economy has coped fairly well with high energy prices, rising food prices--led by the burgeoning demand for corn to make ethanol--are creating new inflation pressures. As a result, we feel it is unlikely the Fed will cut interest rates in the near future.

Since employment and wages are growing, and corporations have plenty of cash and borrowing capacity to fund capital spending, we do not anticipate a recession. Nor do we expect robust economic growth. Despite solid contributions from businesses and government, high energy costs and a soft housing market have conspired to curb consumer spending. On balance, we expect an extended period of sluggish economic growth as the economic cycle matures. Historically, such periods have persisted for two or three years.

Both high-quality stocks and growth stocks faced continuing headwinds in the first half of 2007. High-quality stocks in the S&P 500 Index underperformed low-quality stocks by 6.08%.1 The performance of growth stocks was mixed based on returns from the S&P/Citigroup 500 and Russell 1000 style indexes. The S&P/Citigroup Growth Index underperformed the S&P/Citigroup Value Index by 0.84%. But the Russell 1000® Growth Index outperformed the Russell 1000® Value Index by 1.90%. Differences in index construction caused the variation in returns. These trends for high-quality and growth stocks largely explain the performance of the Portfolio versus its benchmark.

Portfolio Strategy

Energy and Materials were two of the best-performing sectors of the S&P 500 Index for the period, with each up more than 16%. Acquisition activity made Telecommunications a top-returning sector, gaining over 15%. Consumer Staples and Health Care did not fare as well in a market that was rewarding global, cyclical growth. But the real laggards were Consumer Discretionary and Financials, which were hurt the most by deteriorating conditions in the housing market and rising long-term interest rates.

Since the Energy sector is dominated by volatile, lower-quality stocks that generally do not meet the Portfolio's high-quality stock bias--nor Calvert's environmental and corporate responsibility criteria--we were underweighted to this strong-performing sector. We have no allocation in Telecommunications because it is difficult to find growth stocks with the desired characteristics in that sector.

On the flip side, our overweighting to the growth-stock-rich Information Technology sector, which gained 9% in the S&P 500 during the period, benefited performance. The significant underweighting to Financials was also meaningfully positive. In total, the net contribution of our sector allocation choices was slightly negative for Portfolio performance versus the S&P 500 Index.

Stock selection during the period was heavily influenced by the Portfolio's high-quality focus, and the performance of our selections lagged those of the S&P 500 Index. Twenty stocks in the Portfolio increased by more than 10%. Regional stock broker A.G. Edwards topped the list, climbing more than 34% on news that it was going to be acquired.2 FMC Technologies, which supplies equipment to oil companies to help maximize recoveries from undersea wells in environmentally safe ways, rose 28%. Strong stock selection in the Financials sector beyond A.G. Edwards, as well as in Industrials and Utilities, benefited the Portfolio as well.

However, we also had four stocks down by more than 10% during the six-month period. The two worst performers were Amgen and Motorola, as questions arose about the safety of a key Amgen drug and Motorola logged disappointing financial results.3

Going forward, we plan to maintain overweights in Health Care, Technology, and Consumer Staples, which we believe will prosper in an environment of slowing corporate earnings growth. On the other hand, we remain underweighted to the more economically sensitive sectors including Financials, since we expect increased profit pressure in those areas.

Outlook

We are in a market where money is readily available and risk is priced very low. In the past, such periods were followed by an event that exposed the excesses and publicized the losses from speculation. We believe we are now getting our first taste of this with the bankruptcy of many subprime mortgage lenders and the total wipe-out of a $600 million hedge fund.

Despite near-record low unemployment, default rates on subprime mortgages are rising at a record pace--with more to come as more of these mortgages reset their interest rates. To date, the damage has been contained and has not impacted the broader economy in any meaningful way. However, combined with excessive debt in financial markets and the recent rise in interest rates, we believe the price of risk is likely to increase meaningfully over coming quarters. This should strongly favor high-quality companies.

Fortunately, we feel that our area of the market--large-cap, high-quality growth companies with good records of environmental, social, and corporate responsibility--is currently the most overlooked and undervalued segment of the overall market. These companies tend to be less sensitive to a potentially extended slow-growth period and the corresponding pressure on profit margins. Therefore, we are enthusiastic about prospects for the companies in the Portfolio and believe we are well positioned for both offensive and defensive market strategies.

Sincerely,

Daniel W. Boone III
Atlanta Capital Management Company, L.L.C.

July 2007

1. Standard & Poor's defines a ranking of A as high quality and A+ as highest quality. Atlanta Capital considers the "high-quality universe" to include any rankings of B+ or better. Any ranking of B or lower is low quality. Source of Fund sector performance vis a vis that of Index: Thomson Vestek.

2. All returns shown for individual holdings reflect the time period the holdings were in the Portfolio.

3. Amgen fell 19% and Motorola declined 13%.

As of June 30, 2007, the following companies represented the following percentages of Portfolio net assets: A.G. Edwards 1.12%, FMC Technologies 3.08%, Amgen 1.05%, and Motorola 0%. All holdings are subject to change without notice.

Calvert Social Equity Portfolio of Calvert Variable Series, Inc. should not be confused with the Calvert Social Investment Fund Equity Portfolio. Performance of the two funds will differ.

CVS Calvert Social Equity Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.07)
One year	14.13%
Five Year	8.08%
Since Inception (4.30.02)	6.20%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

Economic Sectors	% of Total Investments
Consumer Discretionary	10.3%
Consumer Staples	12.2%
Energy	4.8%
Financials	17.3%
Health Care	15.1%
Industrials	10.3%
Information Technology	24.3%
Materials	3.4%
Utilities	2.3%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/07	6/30/07	1/1/07 - 6/30/07
Actual	$1,000.00	$1,049.30	$5.33
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.59	$5.25

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 181/365.

Equity Portfolio
Statement of Net Assets
June 30, 2007
Equity Securities - 98.0%	Shares	Value
Biotechnology - 1.0%
Amgen, Inc.*	2,000	$110,580

Capital Markets - 5.2%
A.G. Edwards, Inc.	1,400	118,370
Bank of New York Co., Inc.	5,500	227,920
SEI Investments Co.	7,000	203,280
		549,570

Chemicals - 3.4%
Air Products & Chemicals, Inc.	3,000	241,110
Ecolab, Inc.	2,700	115,290
		356,400

Commercial Banks - 2.3%
Synovus Financial Corp.	3,500	107,450
Wachovia Corp.	2,700	138,375
		245,825

Communications Equipment - 6.1%
Cisco Systems, Inc.*	16,600	462,310
Nokia Oyj (ADR)	6,300	177,093
		639,403

Computers & Peripherals - 1.2%
Apple, Inc.*	1,000	122,040

Consumer Finance - 4.0%
American Express Co.	3,900	238,602
SLM Corp.	3,200	184,256
		422,858

Electrical Equipment - 5.9%
Cooper Industries Ltd.	6,300	359,667
Emerson Electric Co.	5,500	257,400
		617,067

Electronic Equipment & Instruments - 2.5%
CDW Corp.	1,300	110,461
Molex, Inc.	5,900	156,645
		267,106

Energy Equipment & Services - 3.1%
FMC Technologies, Inc.*	4,100	324,802

Food & Staples Retailing - 5.7%
Costco Wholesale Corp.	4,000	234,080
SYSCO Corp.	3,200	105,568
Walgreen Co.	6,000	261,240
		600,888

Gas Utilities - 2.2%
Questar Corp.	4,400	232,540

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - 11.8%
Medtronic, Inc.	7,000	$363,020
Respironics, Inc.*	4,700	200,173
St. Jude Medical, Inc.*	5,400	224,046
Stryker Corp.	3,400	214,506
Varian Medical Systems, Inc.*	5,800	246,558
		1,248,303

Household Products - 6.2%
Colgate-Palmolive Co.	5,200	337,220
Procter & Gamble Co.	5,200	318,188
		655,408

Insurance - 5.4%
Aflac, Inc.	5,800	298,120
American International Group, Inc.	3,800	266,114
		564,234

Internet Software & Services - 1.1%
eBay, Inc.*	3,600	115,848

IT Services - 4.0%
Automatic Data Processing, Inc.	2,800	135,716
Cognizant Technology Solutions Corp.*	2,000	150,180
Fiserv, Inc.*	2,300	130,640
		416,536

Machinery - 4.3%
Dover Corp.	5,900	301,785
Pentair, Inc.	3,800	146,566
		448,351

Multiline Retail - 5.0%
Kohl's Corp.*	4,000	284,120
Target Corp.	3,900	248,040
		532,160

Office Electronics - 2.3%
Zebra Technologies Corp.*	6,300	244,062

Oil, Gas & Consumable Fuels - 1.6%
EOG Resources, Inc.	2,300	168,038

Pharmaceuticals - 1.9%
Johnson & Johnson	3,300	203,346

Semiconductors & Semiconductor Equipment - 3.9%
Intel Corp.	6,100	144,936
Texas Instruments, Inc.	7,100	267,173
		412,109

Software - 2.8%
Microsoft Corp.	9,900	291,753

Equity Securities - Cont'd	Shares	Value
Specialty Retail - 5.1%
Bed Bath & Beyond, Inc.*	3,900	$140,361
Home Depot, Inc.	4,400	173,140
Staples, Inc.	9,300	220,689
		534,190

Total Equity Securities (Cost $8,266,519)		10,323,417

TOTAL INVESTMENTS (Cost $8,266,519) - 98.0%		10,323,417
Other assets and liabilities, net - 2.0%		210,631
Net Assets - 100%		$10,534,048

Net Assets Consist of:
Paid-in capital applicable to 515,364 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$8,481,666
Undistributed net investment income		1,187
Accumulated net realized gain (loss) on investments		(5,703)
Net unrealized appreciation (depreciation) on investments		2,056,898

Net Assets		$10,534,048

Net Asset Value Per Share		$20.44

*     Non-income producing security.

Abbreviations:

ADR: American Depositary Receipts

See notes to financial statements.

Equity Portfolio
Statement of Operations
Six Months Ended June 30, 2007

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $562)	$54,349
Total investment income	54,349

Expenses:
Investment advisory fee	25,331
Transfer agency fees and expenses	4,342
Directors' fees and expenses	588
Administrative fees	10,132
Accounting fees	820
Custodian fees	2,567
Reports to shareholders	1,751
Professional fees	10,287
Miscellaneous	328
Total expenses	56,146
Fees paid indirectly	(2,432)
Reimbursement from Advisor	(552)
Net expenses	53,162

Net Investment Income	1,187

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	160,600
Change in unrealized appreciation or (depreciation)	333,945

Net Realized and Unrealized Gain (Loss) on Investments	494,545

Increase (Decrease) in Net Assets
Resulting From Operations	$495,732

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	$1,187	($342)
Net realized gain (loss)	160,600	351,853
Change in unrealized appreciation or (depreciation)	333,945	562,448

Increase (Decrease) in Net Assets
Resulting From Operations	495,732	913,959

Capital share transactions:
Shares sold	717,253	2,289,992
Shares redeemed	(617,154)	(1,845,440)
Total capital share transactions	100,099	444,552

Total Increase (Decrease) in Net Assets	595,831	1,358,511

Net Assets
Beginning of period	9,938,217	8,579,706
End of period (including undistributed net investment income of $1,187 and $0 respectively)	$10,534,048	$9,938,217

Capital Share Activity
Shares sold	36,258	126,132
Shares redeemed	(30,941)	(100,948)
Total capital share activity	5,317	25,184

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2007, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio's average daily net assets. Under the terms of the agreement, $4,364 was payable at period end. In addition, $585 was payable at period end for operating expenses paid by the Advisor during June 2007.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2008. The contractual expense cap is 1.08%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed the Portfolio for expenses of $552 for the six months ended June 30, 2007.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $1,746 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $1,973,480 and $1,728,708, respectively.

The cost of investments owned at June 30, 2007 for federal income tax purposes was $8,286,312. Net unrealized appreciation aggregated $2,037,105, of which $2,067,014 related to appreciated securities and $29,909 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $4,775 and $217,532 at December 31, 2006 may be utilized to offset future capital gains until expiration in December 2008 and December 2010, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit during the six months ended June 30, 2007.

Equity Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$19.48	$17.70	$16.94
Income from investment operations
Net investment income (loss)	****	***	(.01)
Net realized and unrealized gain (loss)	.96	1.78	.78
Total from investment operations	.96	1.78	.77
Distributions from
Net investment income	--	--	(.01)
Total increase (decrease) in net asset value	.96	1.78	.76
Net asset value, ending	$20.44	$19.48	$17.70

Total return*	4.93%	10.06%	4.54%
Ratios to average net assets: A
Net investment income (loss)	.02% (a)	(.004%)	(.05%)
Total expenses	1.11% (a)	1.15%	1.34%
Expenses before offsets	1.10% (a)	1.14%	1.12%
Net expenses	1.05% (a)	1.07%	1.08%
Portfolio turnover	17%	42%	34%
Net assets, ending (in thousands)	$10,534	$9,938	$8,580

		Periods Ended
	December 31,	December 31,	December 31,
	2004	2003	2002**
Net asset value, beginning	$15.82	$12.94	$15.00
Income from investment operations
Net investment income (loss)	.02	(.01)	--
Net realized and unrealized gain (loss)	1.11	2.89	(2.06)
Total from investment operations	1.13	2.88	(2.06)
Distributions from
Net investment income	(.01)	--	--
Total increase (decrease) in net asset value	1.12	2.88	(2.06)
Net asset value, ending	$16.94	$15.82	$12.94

Total return*	7.16%	22.27%	(13.73%)
Ratios to average net assets: A
Net investment income (loss)	.14%	(.07%)	.05% (a)
Total expenses	1.35%	1.52%	1.86% (a)
Expenses before offsets	1.12%	1.09%	1.05% (a)
Net expenses	1.08%	1.06%	.98% (a)
Portfolio turnover	16%	84%	16%
Net assets, ending (in thousands)	$9,564	$6,983	$5,441

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)     Annualized.

*     Total return is not annualized for periods less than one year.

**     From inception April 30, 2002.

***     Per share equals (.0007).

****     Less than .01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Calvert

Investments That Make a Difference

June 30, 2007
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Social International Equity Portfolio

Calvert
Investments That Make a Difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert social International Equity Portfolio
Managed by Acadian Asset Management, Inc.

Dear Investor:

Performance

CVS Social International Portfolio returned a solid 9.74% for the six-month period ending June 30, 2007, but trailed the benchmark Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, which gained 11.09%. Stock selection accounted for the Fund's relative underperformance.

Investment Climate

The sharp drops in Chinese stock values that triggered a global sell-off in late February and early March had little lasting impact. Most equity markets worldwide recovered and advanced, and volatility remains historically quite low. Non-U.S. stock markets finished the six-month period in firmly positive territory, demonstrating continued resilience despite high energy prices, inflationary pressures, and other global concerns.

The European Central Bank (ECB) continued on a tightening path, raising interest rates twice during the six-month period. Stock performance in Europe was very solid, with European equity markets collectively gaining 12.94% in U.S.-dollar terms during the six-month period. If economic data hold firm and inflation concerns persist, we believe it is likely the ECB will raise rates at least once more in 2007.

Within Europe's major markets, Germany advanced 24.74%, propelled by investment spending, exports, and improved confidence from healthier consumer spending and low unemployment. France rose 13.63% for the period, with an uptick in consumer spending resulting from positive employment data. Nicholas Sarkozy was elected president in May, and proposals high on his economic agenda include lowering taxes and loosening rigid labor laws.

The United Kingdom also made notable gains, returning 10.84%. The Bank of England raised rates to a six-year high of 5.5% at its May 10 meeting, citing strong growth and business investment. Yet inflation is at a 10-year high, and concerns are mounting about the cooling housing market and high levels of personal debt. Prime Minister Tony Blair announced that he would step down after a decade in office and former finance minister Gordon Brown took over in June.

The Asia-Pacific region returned 7.04% as a whole for the period. Japan continued to trail its Asian counterparts, posting a 2.89% gain. Elsewhere in the region, Singapore rose 21.94% amid a buoyant commercial property market and continued strength in private consumption and investment spending. Australia gained 21.16% as domestic demand and commodities exports remained strong. New Zealand was up 14.57%.

Emerging markets also made solid gains, rising 17.75% during the period as global demand for exports remained strong and domestic demand grew in many countries. Latin American markets again fared best, collectively rising 27.09% for the period. Notable contributors were Brazil, Chile, and Peru.1 Asian emerging markets gained 18.78% overall, with China and India driving this result. Of those in Europe, Hungary gained 25.53% and Poland rose 24%. Turkey led the Europe-Middle East-Asia region with its 32.74% gain while Russia was the only market in the region to decline, falling 2.49%.

Portfolio Strategy

Stock selection drove the Portfolio's underperformance relative to the benchmark, although successful country allocations partially offset these losses. Sector allocations overall had a modestly positive effect on performance.

Stock-level performance in the U.K., the Netherlands, and France was particularly costly. In the U.K., the lack of exposure to telecommunications company Vodafone Group and a position in British Airways hurt performance the most. A lack of exposure to Netherlands-based ABN-AMRO Bank also hurt returns as the stock surged upon word of acquisition discussions. Capital equipment holding Vallourec performed the worst among French holdings.

On the other hand, two steel producers were top performers--Austria's Voestalpine and Finland's Rautaruukki. Japan's Nikon and Switzerland's Zurich Financial Services also added value.

The largest developed country overweightings in the Portfolio were to France, Belgium, and Finland, with the latter contributing the most value. Korea and Taiwan were significant emerging markets exposures, but stock selection in both cost the Portfolio some return. The Portfolio also had opportunistic allocations to the U.S. and Canadian markets. Underweighted markets included Japan and Switzerland, both of which buoyed performance, as well as the United Kingdom and Italy.

Outlook

Our short-term outlook for global markets calls for resilient economic activity despite risks such as elevated energy prices and slowing corporate profits. However, market volatility remains historically low and economic fundamentals are solid in most countries, and we expect that this will continue to be reflected in the markets. Valuations have leveled off, and there are fewer markets and asset classes in the benchmark index that appear truly undervalued.

We still are finding opportunities for successful stock selection within individual markets, but overall we see global equity markets on a modest growth trajectory for the next three to six months as several key issues remain in flux. These include the impact of recent interest rate increases on key economies and the ongoing potential for geopolitical instability.

Regionally, we continue to be positive on most markets in Europe, particularly Norway, Germany, and Spain. Our short-term forecast for Japan remains negative. New Zealand is the most attractive market in the Australasian region, followed by Australia. Many emerging markets are positively ranked within our investment framework, with Latin America at the top, as export growth remains steady and domestic demand in many markets is growing. Overall, we expect it to be a solid year for global equities.

Sincerely,

Raymond Mui
Senior Vice President
Portfolio Manager
Acadian Asset Management, Inc.
July 2007

1. Stock markets in Brazil, Chile, and Peru climbed 33.65%, 29.04%, and 67.10%, respectively.

As of June 30, 2007, the following companies represented the following percentages of the Portfolio's net assets: Vodafone Group 0%, British Airways 1.20%, ABN-AMRO Bank 0%, Vallourec 0%, Voestalpine 2.24%, Rautaruukki Corp. 1.29%, Nikon Corp. 1.91%, and Zurich Financial Services 0.64%. Portfolio holdings are subject to change without notice.

Calvert Social International Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert World Values International Equity Fund. Performance of the two funds will differ.

CVS Calvert Social
International Equity Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.07)
One year	27.65%
Five year	15.83%
Ten year	7.00%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective March 2006. An earlier subadvisor change occured in March 2002.

Economic Sectors	% of Total Investments
Consumer Discretionary	9.9%
Consumer Staples	2.6%
Energy	6.8%
Financials	36.8%
Health Care	1.9%
Industrials	12.1%
Information Technology	7.9%
Materials	10.7%
Telecommunication Services	10.1%
Utilities	1.2%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/07	6/30/07	1/1/07 - 6/30/07
Actual	$1,000.00	$1,097.90	$8.06
Hypothetical (5% return per year before expenses)	$1,000.00	$1,017.11	$7.75

* Expenses are equal to the Fund's annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 181/365.

International Equity Portfolio
Statement of Net Assets
June 30, 2007

Equity Securities - 98.5%	Shares	Value
Australia - 3.6%
Amcor Ltd.	4,295	$27,241
Australia & New Zealand Banking Group Ltd.	14,737	362,736
CSL Ltd.	398	29,737
OneSteel Ltd.	1,243	6,786
QBE Insurance Group Ltd.	3,421	90,623
Santos Ltd.	40,987	485,112
		1,002,235

Austria - 2.2%
Voestalpine AG	7,362	622,066

Belgium - 3.7%
Colruyt SA	299	62,652
Delhaize Group	1,379	135,817
Dexia SA	6,246	195,992
Fortis SA/NV	13,628	580,921
KBC Groep NV	466	63,013
		1,038,395

Canada - 2.7%
IPSCO, Inc.	1,000	158,347
Teck Cominco Ltd., Class B	13,562	576,374
		734,721

Finland - 2.8%
Kesko Oyj, Series B	1,500	100,058
Metso Oyj	3,489	206,697
Neste Oil Oyj	636	25,047
Nokia Oyj	150	4,220
Rautaruukki Oyj	5,556	357,319
Stora Enso Oyj, Series R	3,959	74,826
		768,167

France - 12.3%
Air France-KLM	12,295	574,963
BNP Paribas SA	8,962	1,070,586
Business Objects SA*	2,881	113,811
Cap Gemini SA	1,348	99,085
CNP Assurances SA	255	32,734
Credit Agricole SA	11,724	478,520
Lafarge SA	453	82,923
Societe Generale Groupe	5,198	966,484
		3,419,106

Germany - 10.2%
Allianz SE	479	112,414
Beiersdorf AG	639	45,648
Commerzbank AG	201	9,644
Deutsche Bank AG	6,212	905,423
Epcos AG	258	5,068
Muenchener Rueckversicherungs AG	3,991	734,832
ProSiebenSat.1 Media AG, Preferred	630	24,939
Volkswagen AG:
Ordinary	6,200	989,925
Non-Voting Preferred	149	15,541
2,843,434

Equity Securities - Cont'd	Shares	Value
Greece - 0.3%
National Bank of Greece SA	1,430	$81,971

Italy - 0.5%
Banca Popolare di Milano Scarl	582	8,907
UniCredito Italiano SpA	13,410	120,200
		129,107

Japan - 16.9%
Aisin Seiki Co. Ltd.	800	29,367
Amada Co. Ltd.	2,000	24,975
Brother Industries Ltd.	17,000	249,479
Canon, Inc.	16,800	984,271
Central Japan Railway Co.	49	516,187
East Japan Railway Co.	10	76,982
Eisai Co. Ltd.	2,400	104,631
Fujikura Ltd.	21,000	156,047
Kawasaki Kisen Kaisha Ltd.	5,000	61,059
KDDI Corp.	60	443,904
Kobe Steel Ltd.	14,000	53,093
Mazda Motor Corp.	41,933	238,879
Mitsubishi Chemical Holdings Corp.	29,500	270,605
Mitsui OSK Lines Ltd.	19,000	257,737
Mitsui Trust Holdings, Inc.	2,000	17,406
Nichirei Corp.	3,000	15,437
Nikon Corp.	19,000	529,638
Nisshin Steel Co. Ltd.	32,000	145,991
NTT Data Corp.	51	241,765
Olympus Corp.	2,000	77,955
Ricoh Co. Ltd.	1,000	23,095
Santen Pharmaceutical Co. Ltd.	600	14,586
Suzuken Co. Ltd.	800	24,958
Tokyo Electron Ltd.	64	4,709
Toyo Seikan Kaisha Ltd.	2,100	40,501
Yamaha Motor Co. Ltd.	3,300	95,734
		4,698,991

Mexico - 0.6%
Grupo Financiero Banorte SAB de CV	11,300	51,816
Telefonos de Mexico SAB de CV	56,900	107,940
		159,756

Netherlands - 3.5%
ING Groep NV (CVA)	21,848	968,532
Royal KPN NV	722	12,026
		980,558

Norway - 1.0%
Orkla ASA	2,550	48,441
Petroleum Geo-Services ASA	9,350	233,520
		281,961

Portgual - 0.0%
Portugal Telecom SGPS SA	263	3,637

Russia - 0.7%
Mobile Telesystems OJSC (ADR)*	1,100	66,627
Vimpel-Communications (ADR)	1,100	115,896
		182,523

Equity Securities - Cont'd	Shares	Value
Singapore - 0.5%
Jardine Cycle & Carriage Ltd.	6,000	$61,565
Singapore Exchange Ltd.	12,415	79,516
		141,081

South Africa - 1.2%
ABSA Group Ltd.	626	11,685
BIDVest Group Ltd.	1,699	34,728
FirstRand Ltd.	9,406	30,174
Investec Ltd.	2,196	28,459
MTN Group Ltd.	1,397	19,116
Pick'n Pay Stores Ltd.	3,200	16,125
Spar Group Ltd.	2,000	15,046
Telkom South Africa Ltd.	5,822	147,430
Tiger Brands Ltd.	1,142	29,421
VenFin Ltd.	2,900	9,571
		341,755

South Korea - 3.3%
Kookmin Bank (ADR)	1,400	122,808
KT Corp. (ADR)	34,000	797,640
		920,448

Spain - 3.6%
Banco Bilbao Vizcaya Argentaria SA	11,470	282,225
Iberia Lineas Aereas de Espana SA	8,029	40,163
Repsol YPF SA	17,089	675,777
		998,165

Sweden - 1.9%
Nordea Bank AB	500	7,849
SAS AB	700	16,202
Skandinaviska Enskilda Banken AB	4,200	136,162
SKF AB, Series B	2,453	51,763
SSAB Svenskt Stal AB	7,438	306,850
		518,826

Switzerland - 2.9%
Baloise Holding AG	264	26,117
Credit Suisse Group	3,560	254,036
Geberit AG	730	124,639
Roche Holding AG	1,001	177,778
Swatch Group AG	118	33,643
Swiss Re	80	7,313
Zurich Financial Services AG	571	176,907
		800,433

Taiwan - 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	24,522	272,930
United Microelectronics Corp. (ADR)	44,000	150,480
		423,410

United Kingdom - 18.0%
3i Group plc	4,831	112,903
Aegis Group plc	25,931	71,526
Aviva plc	12,670	188,973
Barclays plc	15,012	209,599
Barratt Developments plc	659	13,127
BG Group plc	11,859	195,433
British Airways plc*	39,659	332,950
British Land Co. plc	4,271	114,809
BT Group plc	154,399	1,029,859

Equity Securities - Cont'd	Shares	Value
United Kingdom - Cont'd
Centrica plc	17,317	$134,960
Compass Group plc	7,465	51,777
De La Rue plc	779	12,174
DSG International plc	8,590	27,347
GlaxoSmithKline plc	874	22,880
Hays plc	16,302	56,003
HBOS plc	13,712	271,081
Home Retail Group plc	6,771	62,346
IMI plc	2,883	34,440
International Power plc	3,966	34,171
Invesco plc	6,986	90,602
J Sainsbury plc	8,718	102,222
Legal & General Group plc	30,845	92,877
Lloyds TSB Group plc	7,692	85,794
Man Group plc	24,126	294,744
Marks & Spencer Group plc	1,356	17,083
Michael Page International plc	1,242	13,093
Next plc	10,227	412,164
Northern Foods plc	22,560	53,855
Persimmon plc	1,872	43,487
Reckitt Benckiser plc	757	41,533
Royal Bank of Scotland Group plc	41,967	532,909
Scottish & Southern Energy plc	5,064	147,199
Tate & Lyle plc	5,971	67,976
Tesco plc	2,727	22,894
		4,994,790

United States - 4.6%
Chubb Corp.	300	16,242
Continental Airlines, Inc., Class B*	7,300	247,251
Corn Products International, Inc.	200	9,090
Cummins, Inc.	1,400	141,694
Deluxe Corp.	600	24,366
Golden Telecom, Inc.	600	33,006
InterDigital Communications Corp.*	300	9,651
Olympic Steel, Inc.	600	17,196
OSI Pharmaceuticals, Inc.*	1,700	61,557
Parker Hannifin Corp.	400	39,164
Reliance Steel & Aluminum Co.	3,200	180,032
Terex Corp.*	2,600	211,380
Tidewater, Inc.	3,500	248,080
WR Berkley Corp.	1,200	39,048
		1,277,757

Total Equity Securities (Cost $22,339,757)		27,363,293

TOTAL INVESTMENTS (Cost $22,339,757) - 98.5%		27,363,293
Other assets and liabilities, net - 1.5%		407,837
Net Assets - 100%		$27,771,130
Net Assets Consist Of:
Paid-in capital applicable to 1,157,783 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$19,641,544
Undistributed net investment income		269,622
Accumulated net realized gain (loss) on investments and foreign currency transactions		2,835,038
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign currencies		5,024,926

Net Assets		$27,771,130

Net Asset Value Per Share		$23.99

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt
CVA: Certificaten Van Aandelen

See notes to financial statements.

International Equity Portfolio
Statement of Operations
Six Months Ended June 30, 2007
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $62,218)	$435,884
Total investment income	435,884

Expenses:
Investment advisory fee	98,069
Transfer agency fees and expenses	11,125
Directors' fees and expenses	1,543
Administrative fees	45,765
Accounting fees	2,148
Custodian fees	32,818
Reports to shareholders	2,946
Professional fees	10,760
Miscellaneous	974
Total expenses	206,148
Fees paid indirectly	(3,484)
Net expenses	202,664

Net Investment Income	233,220

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,688,561
Foreign currency transactions	4,434
1,692,995

Change in unrealized appreciation (depreciation):
Investments and foreign currencies	513,250
Assets and liabilities denominated in foreign currencies	10
513,260

Net Realized and Unrealized Gain (Loss)	2,206,255

Increase (Decrease) in Net Assets
Resulting From Operations	$2,439,475

See notes to financial statements.

International Equity Portfolio
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$233,220	$169,358
Net realized gain (loss)	1,692,995	3,670,428
Change in unrealized appreciation or (depreciation)	513,260	1,318,329

Increase (Decrease) in Net Assets
Resulting From Operations	2,439,475	5,158,115

Distributions to shareholders from:
Net investment income	--	(127,863)
Net realized gain	--	(1,175,828)
Total distributions	--	(1,303,691)

Capital share transactions:
Shares sold	2,801,740	5,184,005
Reinvestment of distributions	--	1,303,699
Shares redeemed	(2,570,824)	(4,262,656)
Total capital share transactions	230,916	2,225,048

Total Increase (Decrease) in Net Assets	2,670,391	6,079,472

Net Assets
Beginning of period	25,100,739	19,021,267
End of period (including undistributed net investment income of $269,622 and $36,402, respectively)	$27,771,130	$25,100,739

Capital Share Activity
Shares sold	121,933	251,564
Reinvestment of distributions	--	59,530
Shares redeemed	(112,546)	(214,945)
Total capital share activity	9,387	96,149

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social International Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2007, no securities were fair valued under the direction of the Board of Directors.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement, $16,942 was payable at period end. In addition, $7,601 was payable at period end for operating expenses paid by the Advisor during June 2007.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .35% based on the Portfolio's average daily net assets. Under the terms of the agreement, $7,906 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $820 for the six months ended June 30, 2007. Under the terms of the agreement, $147 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $11,857,407 and $11,632,528, respectively.

The cost of investments owned at June 30, 2007 for federal income tax purposes was $22,363,584. Net unrealized appreciation aggregated $4,999,709, of which $5,303,164 related to appreciated securities and $303,455 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2007. For the six months ended June 30, 2007, borrowing information by the Portfolio under the Agreement was as follows:

WEIGHTED			MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$16,838	5.89%	$286,950	May 2007

International Equity Portfolio
Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$21.86	$18.08	$16.49
Income from investment operations
Net investment income	.20	.15	.15
Net realized and unrealized gain (loss)	1.93	4.83	1.50
Total from investment operations	2.13	4.98	1.65
Distributions from
Net investment income	--	(.12)	(.06)
Net realized gain	--	(1.08)	--
Total distributions	--	(1.20)	(.06)
Total increase (decrease) in net asset value	2.13	3.78	1.59
Net asset value, ending	$23.99	$21.86	$18.08

Total return*	9.74%	27.51%	10.00%
Ratios to average net assets: A
Net investment income	1.78% (a)	.81%	.83%
Total expenses	1.58% (a)	1.86%	2.21%
Expenses before offsets	1.58% (a)	1.86%	2.15%
Net expenses	1.55% (a)	1.79%	2.03%
Portfolio turnover	45%	137%	62%
Net assets, ending (in thousands)	$27,771	$25,101	$19,021

		Years Ended
	December 31,	December 31,	December 31,
	2004	2003	2002
Net asset value, beginning	$14.09	$10.93	$12.85
Income from investment operations
Net investment income	.06	.02	.05
Net realized and unrealized gain (loss)	2.47	3.43	(1.97)
Total from investment operations	2.53	3.45	(1.92)
Distributions from
Net investment income	(.13)	(.29)	--
Net realized gains	--	--	--
Total distributions	(.13)	(.29)	--
Total increase (decrease) in net asset value	2.40	3.16	(1.92)
Net asset value, ending	$16.49	$14.09	$10.93

Total return*	17.95%	31.56%	(14.94%)
Ratios to average net assets: A
Net investment income	.43%	.33%	.40%
Total expenses	2.18%	2.42%	2.24%
Expenses before offsets	2.08%	2.28%	2.10%
Net expenses	2.02%	2.24%	2.01%
Portfolio turnover	68%	86%	143%
Net assets, ending (in thousands)	$18,712	$14,171	$9,681

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)     Annualized.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Calvert

Investments That Make a Difference

June 30, 2007
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Social Mid Cap Growth Portfolio

Calvert
Investments That Make a Difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Social Mid Cap Growth Portfolio
Managed by New Amsterdam Partners, LLC

Dear Investor:

Performance

In the six months ended June 30, 2007, the CVS Social Mid Cap Growth Portfolio returned a solid 9.89% but underperformed the Russell Midcap® Growth Index, at 10.97%. Sector selection held back returns relative to the benchmark.

Investment Climate

The stock market advanced in the first half of the year, with mid-caps up 9.90%, eclipsing large-cap and even small-cap stocks, which posted returns of 7.18% and 6.45%, respectively.1 The mid-cycle slowdown in the economy continued to unfold with gross domestic product (GDP) growth weakening to 0.7% in the first quarter and core inflation dropping to 1.9%.

While core inflation (which excludes food and energy) remains just below 2%, we are concerned that headline inflation is still running at over 4%, biting into consumers' pocketbooks. Fortunately, the employment situation remains strong--initial jobless claims and unemployment are both low. This has helped boost real disposable income, which in turn has fueled increases in personal consumption expenditures to prop up the economy.

The well-publicized woes in the subprime mortgage market show the distress felt by lower-income consumers and borrowers carrying heavy debt. The situation has had a large impact on the stock price of companies with subprime debt exposure. At the same time, inventories were drawn down in the past two quarters and durable-goods orders (for products such as transportation equipment) have been weak. These factors have contributed to the lower rate of economic growth but have also led the Federal Reserve (Fed) to keep interest rates steady. We see them maintaining this position for the foreseeable future.

Portfolio Strategy

Portfolio Changes

Over the past six months, we sold 13 stock positions and purchased 12. We sold XTO Energy because its growth had pushed the stock's market capitalization outside the mid-cap range. We replaced it with oil and natural gas company St. Mary Land & Exploration.

We sold Industrial firm Graco on concerns about the weakening of its clients' markets, and purchased filtration-system producer Donaldson and lighting manufacturer Genlyte Group. We reduced our exposure to the Consumer Discretionary sector by selling four names: homebuilders KB Home and Pulte Homes, due to the sustained weakness in the housing market; retailer Chico's FAS, which had reached its revised price target; and Guitar Center, on news that it would be acquired.

In Health Care, we sold institutional pharmacist Omnicare due to the deteriorating quality of its fundamentals, generic-drug manufacturer Barr Pharmaceuticals because of concerns about integrating a recent acquisition, and medical-device producer Waters, which had attained its target price. We added several names, including Laboratory Corporation of America Holdings, to maintain our exposure to the sector. In Information Technology, we sold cable customer-care operator CSG Systems International when it reached its price target.

Key Performance Factors

Our overweight position in Materials as well as our underweight in Consumer Discretionary helped returns, while an underweighting to the Industrials and Energy sectors detracted from performance. Stock selection was strong in the Information Technology, Health Care, and Consumer Staples sectors, but weak in Industrials, Consumer Discretionary, Energy, and Financials.

Announcements that the companies were being acquired boosted returns for Information Technology stock Itron (50.4% gain for the period), Guitar Center (31.6%) in Consumer Discretionary, and Health Care holding Cytyc Corporation (52.3%). Other names that outperformed included beverage producer Hansen Beverage Company (27.6%), medical-equipment manufacturer Dionex Corporation (25.2%), and asset-management company Affiliated Managers Group (22.5%).2

On the flip side, Industrials holding Pacer International, a transportation services company, fell 20.1% in the six-month period after missing two consecutive quarterly earnings targets. Group 1 Automotive (-21.5%) also traded lower following a disappointing earnings report. Financials holding First Marblehead Corporation was down 30.1% on news that its two largest clients had agreed to acquire a competitor. In Information Technology, programmable electric-sign producer Daktronics and credit-card processor Global Payments fell 41.2% and 14.3%, respectively, after pessimistic earnings forecasts.

The portfolio currently has overweights to Information Technology and Health Care, and underweights to Consumer Discretionary and Industrials.

Outlook

As we look forward, we expect the rate of GDP growth to increase to approximately 2.5% by year-end with continued moderate inflation. We believe corporate earnings growth will be in the high single digits for the full year of 2007 as inventories need to be rebuilt. Yet higher energy prices combined with the fact that many adjustable-rate mortgages have pending reset dates will further burden some borrowers with higher monthly payments.

As always, there are factors that could derail the market. Recent news from the United Kingdom highlights the continued presence of global terror. Oil prices have rebounded and any supply disruptions could send them even higher. So far the issues in the subprime debt market appear to have been contained. However, if the problems become more widespread, both the bond and stock markets could be affected.

On balance, we remain moderately bullish. Economic growth could see a lift as durable goods orders pick up and inventories are rebuilt, and as long as the employment situation stays strong, we believe that consumer spending should be resilient. We also believe that relatively low market valuation levels, combined with solid earnings, bode well for the stock market and this Portfolio.

Sincerely,

Michelle R. Clayman, CFA Managing Partner Chief Investment Officer New Amsterdam Partners, LLC	Nathaniel Paull, CFA Partner Senior Portfolio Manager New Amsterdam Partners, LLC

July 2007

1. Mid-cap stocks are represented by the Russell Mid Cap Index, large-caps by the Russell 1000® Index, and small-caps by the Russell 2000® Index.

2. All returns shown for individual holdings reflect the time period the holdings were in the Portfolio.

As of June 30, 2007, the following companies represented the following percentages of Portfolio net assets: XTO 0%, St. Mary's Land 2.58%, Graco 0%, Donaldson 1.50% Genlyte 1.94%, KB Home 0%, Pulte Homes 0%, Chico's FAS 0%, Guitar Center 0%, Omnicare 0%, Barr Pharmaceuticals 0%, Waters 0%, Laboratory Corporation of America Holdings 2.69%, CSG Systems International 0%, Itron 2.29%, Cytyc Corp. 1.86%, Hansen Beverage Co. 3.05%, Dionex Corp. 2.93%, Affiliated Managers Group 3.07%, Pacer International 2.01%, Group 1 Automotive 1.97%, First Marblehead Corp. 2.25%, Daktronics 1.67%, and Global Payments 2.64%. All holdings are subject to change without notice.

Calvert Social Mid Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Capital Accumulation Fund. Performance of the two funds will differ.

CVS Calvert Social
Mid Cap Growth Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.07)
One year	13.21%
Five year	8.65%
Ten year	6.41%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective September 2005.

Economic Sectors	% of Total Investments
Consumer Discretionary	10.6%
Consumer Staples	5.5%
Energy	7.3%
Financials	10.6%
Health Care	19.0%
Industrials	8.1%
Information Technology	25.6%
Materials	7.5%
U.S. Government Agency Obligations	2.1%
Utilities	3.7%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/07	6/30/07	1/1/07 -- 6/30/07
Actual	$1,000.00	$1,099.30	$5.87
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.20	$5.65

* Expenses are equal to the Fund's annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 181/365.

Mid Cap Growth Portfolio
Statement of Net Assets
June 30, 2007
Equity Securities - 96.1%	Shares	Value
Air Freight & Logistics - 2.0%
Pacer International, Inc.	42,300	$994,896

Beverages - 3.0%
Hansen Natural Corp.*	35,100	1,508,598

Capital Markets - 4.5%
Affiliated Managers Group, Inc.*	11,800	1,519,368
Federated Investors, Inc., Class B	18,500	709,105
		2,228,473

Chemicals - 3.1%
Praxair, Inc.	21,000	1,511,790

Construction Materials - 1.8%
Eagle Materials, Inc.	17,900	877,995

Consumer Finance - 2.2%
First Marblehead Corp.	28,800	1,112,832

Diversified Consumer Services - 3.5%
Strayer Education, Inc.	13,100	1,725,401

Electrical Equipment - 1.9%
Genlyte Group, Inc.*	12,200	958,188

Electronic Equipment & Instruments - 11.7%
Amphenol Corp.	36,000	1,283,400
Daktronics, Inc.	38,500	826,980
Itron, Inc.*	14,500	1,130,130
Mettler - Toledo International, Inc.*	11,800	1,127,018
Rofin-Sinar Technologies, Inc.*	20,300	1,400,700
		5,768,228

Energy Equipment & Services - 4.6%
Superior Energy Services, Inc.*	56,600	2,259,472

Gas Utilities - 3.6%
Energen Corp.	12,400	681,256
Oneok, Inc.	22,300	1,124,143
		1,805,399

Health Care Equipment & Supplies - 4.3%
Cytyc Corp.*	21,300	918,243
Hospira, Inc.*	30,700	1,198,528
		2,116,771

Health Care Providers & Services - 8.0%
Coventry Health Care, Inc.*	24,250	1,398,013
DaVita, Inc.*	22,600	1,217,688
Laboratory Corp. of America Holdings, Inc.*	17,000	1,330,420
		3,946,121

Equity Securities - Cont'd	Shares	Value
Household Products - 2.4%
Church & Dwight Co., Inc.	24,200	$1,172,732

Insurance - 1.4%
Ambac Financial Group, Inc.	8,300	723,677

IT Services - 4.8%
Fiserv, Inc.*	18,700	1,062,160
Global Payments, Inc.	32,900	1,304,485
		2,366,645

Life Sciences - Tools & Services - 6.4%
Dionex Corp.*	20,400	1,448,196
Millipore Corp.*	16,800	1,261,512
Pharmaceutical Product Development, Inc.	11,400	436,278
		3,145,986

Machinery - 1.5%
Donaldson Co., Inc.	20,500	728,775

Media - 2.4%
Meredith Corp.	19,000	1,170,400

Metals & Mining - 2.5%
Reliance Steel & Aluminum Co.	21,600	1,215,216

Office Electronics - 2.0%
Xerox Corp.*	54,700	1,010,856

Oil, Gas & Consumable Fuels - 2.6%
St Mary Land & Exploration Co.	34,800	1,274,376

Software - 6.6%
Ansys, Inc.*	61,520	1,630,280
FactSet Research Systems, Inc.	24,000	1,640,400
		3,270,680

Specialty Retail - 4.5%
Group 1 Automotive, Inc.	24,100	972,194
Ross Stores, Inc.	41,100	1,265,880
		2,238,074

Thrifts & Mortgage Finance - 2.2%
FirstFed Financial Corp.*	18,900	1,072,197

Trading Companies & Distributors - 2.6%
WESCO International, Inc.*	20,900	1,263,405

Total Equity Securities (Cost $40,626,250)		47,467,183

	Principal
U.S. Government Agencies and Instrumentalities - 2.0%	Amount	Value
Federal Home Loan Bank Discount Notes, 7/2/07	$1,000,000	999,867

Total U.S. Government Agencies and Instrumentalities (Cost $999,867)		999,867

TOTAL INVESTMENTS (Cost $41,626,117) - 98.1%		48,467,050
Other assets and liabilities, net - 1.9%		949,017
Net Assets - 100%		$49,416,067

Net Assets Consist of:
Paid-in capital applicable to 1,588,902 shares of common stock oustanding; $0.01 par value, 1,000,000,000 shares authorized		$41,372,778
Undistributed net investment income (loss)		(129,777)
Accumulated net realized gain (loss) on investments		1,332,133
Net unrealized appreciation (depreciation) on investments		6,840,933

Net Assets		$49,416,067

Net Asset Value Per Share		$31.10

* Non-income producing security.

See notes to financial statements.

Mid Cap Growth Portfolio
Statement of Operations
Six Months Ended June 30, 2007

Net Investment Income
Investment Income:
Dividend income	$139,743
Interest income	10,619
Total investment income	150,362

Expenses:
Investment advisory fee	161,389
Transfer agency fees and expenses	27,781
Accounting fees	3,961
Directors' fees and expenses	2,695
Administrative fees	62,073
Custodian fees	9,540
Reports to shareholders	8,765
Professional fees	10,194
Miscellaneous	1,728
Total expenses	288,126
Fees paid indirectly	(7,987)
Net expenses	280,139

Net Investment Income (Loss)	(129,777)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	1,132,619
Change in unrealized appreciation (depreciation)	3,671,203

Net Realized and Unrealized Gain
(Loss) on Investments	4,803,822

Increase (Decrease) in Net Assets
Resulting From Operations	$4,674,045

See notes to financial statements.

Mid Cap Growth Portfolio
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	($129,777)	($278,174)
Net realized gain (loss)	1,132,619	1,769,488
Change in unrealized appreciation or (depreciation)	3,671,203	2,109,616

Increase (Decrease) in Net Assets
Resulting From Operations	4,674,045	3,600,930

Capital share transactions:
Shares sold	3,146,664	5,139,141
Shares redeemed	(7,497,343)	(17,365,103)
Total capital share transactions	(4,350,679)	(12,225,962)

Total Increase (Decrease) in Net Assets	323,366	(8,625,032)

Net Assets
Beginning of period	49,092,701	57,717,733
End of period (including net investment loss of $129,777 and $0, respectively)	$49,416,067	$49,092,701

Capital Share Activity
Shares sold	105,213	184,411
Shares redeemed	(251,148)	(630,082)
Total capital share activity	(145,935)	(445,671)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Mid Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2007, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of the Portfolio's average daily net assets. Under the terms of the agreement, $26,787 was payable at period end. In addition, $2,066 was payable at period end for operating expenses paid by the Advisor during June 30, 2007.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $10,303 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,208 for the six months ended June 30, 2007. Under the terms of the agreement, $187 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $15,853,237 and $22,270,003, respectively.

The cost of investments owned at June 30, 2007 for federal income tax purposes was $41,645,405. Net unrealized appreciation aggregated $6,821,645, of which $8,894,273 related to appreciated securities and $2,072,628 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2007. For the six months ended June 30, 2007, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$14,721	5.85%	$363,550	January 2007

Mid Cap Growth Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$28.30	$26.47	$26.36
Income from investment operations
Net investment income (loss)	(.08)	(.16)	(.22)
Net realized and unrealized gain (loss)	2.88	1.99	.33
Total from investment operations	2.80	1.83	.11
Total increase (decrease) in net asset value	2.80	1.83	.11
Net asset value, ending	$31.10	$28.30	$26.47

Total return*	9.89%	6.91%	.42%
Ratios to average net assets: A
Net investment income (loss)	(.52%) (a)	(.51%)	(.73%)
Total expenses	1.16% (a)	1.17%	1.20%
Expenses before offsets	1.16% (a)	1.17%	1.19%
Net expenses	1.13% (a)	1.15%	1.17%
Portfolio turnover	32%	38%	142%
Net assets, ending (in thousands)	$49,416	$49,093	$57,718

		Years Ended
	December 31,	December 31,	December 31,
	2004	2003	2002
Net asset value, beginning	$24.11	$18.31	$25.51
Income from investment operations
Net investment income (loss)	(.20)	(.17)	(.19)
Net realized and unrealized gain (loss)	2.45	5.97	(7.01)
Total from investment operations	2.25	5.80	(7.20)
Total increase (decrease) in net asset value	2.25	5.80	(7.20)
Net asset value, ending	$26.36	$24.11	$18.31

Total return*	9.33%	31.68%	(28.22%)
Ratios to average net assets: A
Net investment income (loss)	(.83%)	(.87%)	(.90%)
Total expenses	1.17%	1.20%	1.19%
Expenses before offsets	1.16%	1.19%	1.18%
Net expenses	1.15%	1.17%	1.16%
Portfolio turnover	89%	148%	134%
Net assets, ending (in thousands)	$69,492	$62,596	$44,176

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)     Annualized.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Calvert

Investments That Make a Difference

June 30, 2007
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Social Small Cap Growth Portfolio

Calvert
Investments That Make a Difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert social small cap growth Portfolio
Managed by Bridgeway Capital Management, Inc.

Dear Investor:

Performance

CVS Social Small Cap Growth Portfolio returned 7.02% for the six-month period ending June 30, 2007, outperforming the Russell 2000® Index's 6.45% total return. Differences in sector weighting between the Portfolio and the benchmark accounted for the outperformance.

On March 8, 2007, the Directors of the Fund approved the appointment of Bridgeway Capital Management as the new sub-advisor to the Fund. Houston-based Bridgeway Capital Management is a recognized industry leader in quantitative, small-cap portfolio management. The firm, which also acts as a subadvisor to Calvert Large Cap Growth Fund and Calvert New Vision Small Cap Fund, uses a highly disciplined process based on proprietary stock selection models, striving to produce portfolios with an attractive return and risk profile.

Investment Climate

Stocks advanced strongly over the period, with the bulk of gains coming in April and May, when the Russell 2000 Index gained more than 7.5%. Two fairly persistent trends of the past several years reversed during the six-month period--large-cap stocks modestly outperformed small-cap stocks, as the Russell 1000 Index rose 7.18% versus 6.45% for the Russell 2000 Index. Also, growth outperformed value, with the Russell 2000 Growth Index up 9.33% and the Russell 2000 Value Index rising 3.80% during the first half of the year.

Despite these changes, sector leadership was largely in line with recent history as Materials, Industrials, and Energy stocks continued to pace index performance for the period. Financials and Utilities were the only money-losing sectors in the Russell 2000 in the six-month period. Rising interest rates hurt performance in both sectors, but problems among mortgage lenders were a drag on Financials as well.

In late February, a sudden one-day sell off in Chinese stocks jolted markets around the world. While this volatility stalled the first quarter's modest advance in stock prices, it wasn't enough to reverse the market's gains--or prevent a rebound with strong performance early in the second quarter. But as the period wore on, investors became increasingly concerned about rising foreclosure rates and other issues related to subprime mortgage lending, and they seemed to become more apprehensive of the general risks inherent in equity market investing.

The recent extended period of relatively low interest rates, low inflation, and low market volatility appears to be coming to an end. In June, the inverted yield curve (where short-term rates are higher than long-term rates) returned to its normal shape (where long-term rates are higher than short-term rates). This reflects a market consensus that lower interest rates are not likely in the near term--despite slowing economic activity--and that energy- and food-driven inflation are going to be with us for some time.

Portfolio Strategy

The Portfolio's good performance relative to its benchmark was driven more by sector weighting differences than stock selection over the six-month period. The Portfolio benefited from an overweighting to one of the strongest-performing sectors in the Russell 2000, Industrials, and an underweighting to the weakest-performing sector in that Index, Financials.

Across all sectors, stock selection was modestly positive, but it varied greatly from sector to sector. The price of Consumer Discretionary stock Crocs--the maker of trendy plastic clogs--nearly doubled during the period as their shoes started showing up everywhere, even on the feet of the President! The company's stock also got a strong boost when profits exceeded analysts' expectations. Hydril Company was a top performer in the energy sector, gaining 28% when Luxembourg-based Tenaris acquired the company.1 Several mergers and private equity buy-outs also influenced the market during the period.

However, weak stock selection in the Health Care and Information Technology sectors offset strong contributions elsewhere. Shares of Health Care services provider Amerigroup Corporation declined throughout the period as the company failed to meet profitability expectations. Disappointing earnings were a drag on Cutera, a manufacturer of dermatological lasers. In the Information Technology sector, investors sold off Silicon Image after the company announced significant adverse tax consequences resulting from a recent acquisition.

Outlook

Going forward, Bridgeway's approach is to be fully invested in the stock market regardless of what the future holds. Their investment process focuses on stock fundamentals instead of general economic data (e.g., employment, fiscal policy, consumer sentiment) and does not attempt to time the market--so the process looks the same whether it's a bull or bear market. They plan to stay the course with their disciplined quantitative investment process, with an active eye favoring small-cap stocks. Both Bridgeway and Calvert continue to believe that the best investment strategy includes diversification, a long-term plan, and the discipline to carry it out.

Sincerely,

Steve Falci
Chief Investment Officer, Equities
Calvert Asset Management Company

July 2007

1 All returns shown for individual holdings reflect the time period the holdings were in the Portfolio.

As of June 30, 2007, the following companies represented the following percentages of the Portfolio's net assets: Crocs 3.27%, Hydril Co. 0.00%, Tenaris 0.00%, Amerigroup Corp. 1.34%, Cutera 0.00%, and Silicon Image 0.00%. Portfolio holdings are subject to change without notice.

Calvert Social Small Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the New Vision Small Cap Fund. Performance of the two funds will differ.

CVS Calvert Social
Small Cap Growth Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.07)
One year	2.49%
Five year	3.93%
Ten year	5.08%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective October 1997, June 2005 and March 2007.

Economic Sectors	% of Total Investments
Consumer Discretionary	22.3%
Consumer Staples	1.8%
Energy	3.8%
Exchange Traded Funds	0.6%
Financials	15.2%
Health Care	8.9%
Industrials	24.3%
Information Technology	19.8%
Materials	2.3%
Utilities	1.0%
Total	100%

The Board of Directors has approved a resolution to merge Calvert Social Small Cap Growth Portfolio into Calvert Social Mid Cap Growth Portfolio, each a series of Calvert Variable Series, Inc. Shareholders of Calvert Social Small Cap Growth Portfolio shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. You should have received a proxy in August to vote on this proposal. Please remember to vote your proxy.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/07	6/30/07	1/1/07 - 6/30/07
Actual	$1,000.00	$1,070.90	$7.52
Hypothetical (5% return per year before expenses)	$1,000.00	$1,017.53	$7.33

* Expenses are equal to the Fund's annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 181/365.

Small Cap Growth Portfolio
Schedule of Investments
June 30, 2007

Equity Securities - 98.3%	Shares	Value
Airlines - 0.7%
Continental Airlines, Inc., Class B*	2,145	$72,651

Capital Markets - 3.8%
optionsXpress Holdings, Inc.	7,805	200,276
TradeStation Group, Inc.*	17,550	204,458
		404,734

Chemicals - 1.2%
H.B. Fuller Co.	4,200	125,538

Commercial Banks - 0.9%
Old National Bancorp	5,900	97,999

Commercial Services & Supplies - 8.8%
American Reprographics Co.*	4,015	123,622
Calgon Carbon Corp.*	10,700	124,120
Herman Miller, Inc.	2,970	93,852
Huron Consulting Group, Inc.*	1,600	116,816
MAXIMUS, Inc.	2,400	104,112
PRG-Schultz International, Inc.*	8,300	131,970
Watson Wyatt Worldwide, Inc.	4,920	248,361
		942,853

Communications Equipment - 2.6%
C-COR, Inc.*	8,300	116,698
Tekelec*	11,500	165,830
		282,528

Construction & Engineering - 1.7%
Perini Corp.*	2,900	178,437

Consumer Finance - 1.8%
World Acceptance Corp.*	4,490	191,858

Diversified Consumer Services - 9.1%
Bright Horizons Family Solutions, Inc.*	4,750	184,822
CPI Corp.	4,100	284,950
Steiner Leisure Ltd.*	4,240	208,269
Strayer Education, Inc.	2,200	289,762
		967,803

Diversified Financial Services - 2.0%
Portfolio Recovery Associates, Inc.	3,625	217,573

Electrical Equipment - 1.0%
Genlyte Group, Inc.*	1,410	110,741

Electronic Equipment & Instruments - 5.3%
Benchmark Electronics, Inc.*	6,965	157,548
Itron, Inc.*	2,885	224,857
PC Connection, Inc.*	14,100	186,684
		569,089

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - 3.8%
Hercules Offshore, Inc.*	3,400	$110,092
Superior Energy Services*	3,715	148,303
TODCO*	3,100	146,351
		404,746

Food Products - 0.8%
Flowers Foods, Inc.	2,500	83,400

Gas Utilities - 1.0%
New Jersey Resources Corp.	2,100	107,142

Health Care Equipment & Supplies - 0.8%
Datascope Corp.	2,200	84,216

Health Care Providers & Services - 5.2%
Amedisys, Inc.*	3,143	114,185
AMERIGROUP Corp.*	6,010	143,038
LCA-Vision, Inc.	3,005	142,016
Radiation Therapy Services, Inc.*	6,120	161,201
		560,440

Health Care Technology - 0.9%
Allscripts Healthcare Solutions, Inc.*	3,908	99,576

Hotels, Restaurants & Leisure - 1.8%
CEC Entertainment, Inc.*	2,500	88,000
Vail Resorts, Inc.*	1,700	103,479
		191,479

Insurance - 5.4%
Amerisafe, Inc.*	5,373	105,472
HCC Insurance Holdings, Inc.	3,490	116,601
Philadelphia Consolidated Holding Co.*	2,460	102,828
RLI Corp.	1,900	106,305
United Fire & Casualty Co.	4,300	152,134
		583,340

Internet & Catalog Retail - 4.9%
NutriSystem, Inc.*	3,935	274,820
priceline.com, Inc.*	3,600	247,464
		522,284

Internet Software & Services - 3.8%
DealerTrack Holdings, Inc.*	5,925	218,277
Digital River, Inc.*	1,975	89,369
Interwoven, Inc.*	6,900	96,876
		404,522

Leisure Equipment & Products - 1.0%
Callaway Golf Co.	5,900	105,079

Life Sciences - Tools & Services - 0.6%
Alexion Pharmaceuticals, Inc.*	1,400	63,084

Machinery - 7.1%
Actuant Corp.	2,100	132,426
Robbins & Myers, Inc.	5,300	281,589
Toro Co.	3,530	207,882
Valmont Industries, Inc.	1,900	138,244
		760,141

Equity Securities - Cont'd	Shares	Value
Personal Products - 1.0%
NBTY, Inc.*	2,485	$107,352

Pharmaceuticals - 1.2%
Axcan Pharma, Inc.*	6,600	127,578

Road & Rail - 1.8%
Old Dominion Freight Line, Inc.*	6,235	187,985

Semiconductors & Semiconductor Equipment - 3.5%
FEI Co.*	7,900	256,434
MKS Instruments, Inc.*	4,400	121,880
		378,314

Software - 3.3%
MICROS Systems, Inc.*	2,180	118,592
Quality Systems, Inc.	3,315	125,871
SPSS, Inc.*	2,400	105,936
		350,399

Specialty Retail - 2.1%
Barnes & Noble, Inc.	1,400	53,858
Childrens Place Retail Stores, Inc.*	3,210	165,764
		219,622

Textiles, Apparel & Luxury Goods - 3.3%
CROCS, Inc.*	8,120	349,404

Thrifts & Mortgage Finance - 1.0%
TrustCo Bank Corp. NY	10,600	104,728

Trading Companies & Distributors - 5.1%
Applied Industrial Technologies, Inc.	7,575	223,462
Watsco, Inc.	3,705	201,552
WESCO International, Inc.*	1,910	115,460
		540,474

Total Equity Securities (Cost $9,191,785)		10,497,109

Exchange Traded Funds - 0.6%
iShares Russell 2000 Index Fund	725	60,146

Total Exchange Traded Funds (Cost $57,275)		60,146

TOTAL INVESTMENTS (Cost $9,249,060) - 98.9%		10,557,255
Other assets and liabilities, net - 1.1%		118,020
Net Assets - 100%		$10,675,275

*     Non-income producing security.

See notes to financial statements.

Small Cap Growth Portfolio
Statement of Assets and Liabilities
June 30, 2007

Assets
Investments in securities, at value (Cost $9,249,060) see accompanying schedule	$10,557,255
Cash	702,527
Receivable for securities sold	108,567
Receivable for shares sold	937
Interest and dividends receivable	5,872
Other assets	84
Total assets	11,375,242

Liabilities
Payable for securities purchased	669,897
Payable for shares redeemed	5,399
Payable to Calvert Asset Management Company, Inc.	7,236
Payable to Calvert Administrative Services Company, Inc.	2,195
Accrued expenses and other liabilities	15,240
Total liabilities	699,967

Net Assets	$10,675,275

Net Assets Consist of:
Paid-in capital applicable to 648,050 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$9,250,071
Undistributed net investment income (loss)	(44,578)
Accumulated net realized gain (loss) on investments	161,587
Net unrealized appreciation (depreciation) on investments	1,308,195

Net Assets	$10,675,275

Net Asset Value Per Share	$16.47

See notes to financial statements.

Small Cap Growth Portfolio
Statement of Operations
Six Months Ended June 30, 2007

Net Investment Income
Investment Income:
Dividend income	$32,511
Total investment income	32,511

Expenses:
Investment advisory fee	39,458
Transfer agent fees and expenses	8,737
Accounting fees	837
Directors' fees and expenses	556
Administrative fees	13,153
Custodian fees	5,272
Reports to shareholders	3,632
Professional fees	9,153
Miscellaneous	373
Total expenses	81,171
Reimbursement from Advisor	(872)
Fees paid indirectly	(3,210)
Net expenses	77,089

Net Investment Income (Loss)	(44,578)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	183,674
Change in unrealized appreciation (depreciation)	585,015

Net Realized and Unrealized Gain
(Loss) on Investments	768,689

Increase (Decrease) in Net Assets
Resulting From Operations	$724,111

See notes to financial statements.

Small Cap Growth Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	($44,578)	($100,423)
Net realized gain (loss)	183,674	(4,059)
Change in unrealized appreciation or (depreciation)	585,015	200,666

Increase (Decrease) in Net Assets
Resulting From Operations	724,111	96,184

Capital share transactions:
Shares sold	429,091	2,100,259
Shares redeemed	(1,168,403)	(4,225,465)
Total capital share transactions	(739,312)	(2,125,206)

Total Increase (Decrease) in Net Assets	(15,201)	(2,029,022)

Net Assets
Beginning of period	10,690,476	12,719,498
End of period (including undistributed net investment loss of $44,578 and $0, respectively)	$10,675,275	$10,690,476

Capital Share Activity
Shares sold	27,050	133,496
Shares redeemed	(73,834)	(271,968)
Total capital share activity	(46,784)	(138,472)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Small Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2007, no securities were fair valued under the direction of the Board of Directors.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or it affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75%, based on the Portfolio's average daily net assets.

The Advisor voluntarily reimbursed the fund for expenses of $872 for the six months ended June 30, 2007.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $7,157,731 and $8,002,213, respectively.

The cost of investments owned at June 30, 2007 for federal income tax purposes was $9,252,736. Net unrealized appreciation aggregated $1,304,519 of which $1,575,788 related to appreciated securities and $271,269 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $20,754 at December 31, 2006 may be utilized to offset future capital gains until expiration in December 2011.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2007. For the six months ended June 30, 2007, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$7,072	5.87%	$423,444	March 2007

Note E -- Other

A special meeting of shareholders of the Portfolio, will be held on September 27, 2007, in connection with the proposed merger of the Portfolio into the CVS Calvert Social Mid Cap Growth Portfolio. Shareholders will consider and act on an Agreement and Plan of Reorganization (the "Plan of Reorganization"), dated June 7, 2007, providing for the transfer of all of the assets of the Calvert Social Small Cap Growth Portfolio to the Calvert Social Mid Cap Growth Portfolio, a series of the Fund, in exchange for shares of equal value of the Calvert Social Mid Cap Growth Portfolio. The Plan of Reorganization also provides for the distribution of those shares of the Calvert Social Mid Cap Growth Portfolio to shareholders of the Calvert Social Small Cap Growth Portfolio, in liquidation and subsequent termination of the Calvert Social Small Cap Growth Portfolio.

Small Cap Growth Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$15.39	$15.26	$16.81
Income from investment operations
Net investment income (loss)	(.07)	(.14)	(.08)
Net realized and unrealized gain (loss)	1.15	.27	(1.47)
Total from investment operations	1.08	.13	(1.55)
Total increase (decrease) in net asset value	1.08	.13	(1.55)
Net asset value, ending	$16.47	$15.39	$15.26

Total return*	7.02%	.85%	(9.22%)**
Ratios to average net assets: A
Net investment income (loss)	(.85%) (a)	(.83%)	(.46%)
Total expenses	1.54% (a)	1.44%	1.56%
Expenses before offsets	1.53% (a)	1.44%	1.53%
Net expenses	1.47% (a)	1.37%	1.44%
Portfolio turnover	69%	152%	196%
Net assets, ending (in thousands)	$10,675	$10,690	$12,719

		Years Ended
	December 31,	December 31,	December 31,
	2004	2003	2002
Net asset value, beginning	$15.21	$11.03	$14.80
Income from investment operations
Net investment income (loss)	(.02)	(.04)	.37
Net realized and unrealized gain (loss)	1.62	4.41	(3.71)
Total from investment operations	1.60	4.3	(3.34)
Distributions from
Net investment income	--	(.19)	(.19)
Net realized gains	--	--	(.24)
Total distributions	--	(.19)	(.43)
Total increase (decrease) in net asset value	1.60	4.18	(3.77)
Net asset value, ending	$16.81	$15.21	$11.03

Total return*	10.52%	39.57%	(22.55%)
Ratios to average net assets: A
Net investment income (loss)	(.15%)	(.36%)	2.66%
Total expenses	1.39%	1.42%	1.38%
Expenses before offsets	1.35%	1.36%	1.32%
Net expenses	1.31%	1.31%	1.28%
Portfolio turnover	77%	63%	66%
Net assets, ending (in thousands)	$17,939	$16,328	$12,004

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)     Annualized.

*     Total return is not annualized for periods less than one year.

**     Total return would have been (9.40%) without the payment by affiliate. On September 6, 2005, the Advisor voluntarily contributed $32,091 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

Initial Approval Of New Investment Subadvisory Agreement

At a meeting held on March 8, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Subadvisory Agreement ("Subadvisory Agreement") between the Advisor and Bridgeway Capital Management, Inc. ("Bridgeway") with respect to the Portfolio.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the Subadvisory Agreement with management and also met in a private executive session with their counsel at which no representatives of management were present.

In evaluating the Subadvisory Agreement, the Board of Directors reviewed information provided by Bridgeway relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, Bridgeway provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Directors approved the Subadvisory Agreement between the Advisor and Bridgeway based on a number of factors relating to Bridgeway's ability to perform under the Subadvisory Agreement. In the course of its deliberations, the Board of Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by Bridgeway; Bridgeway's management style and long-term performance record in employing its investment strategies; Bridgeway's current level of staffing and its overall resources; the qualifications and experience of Bridgeway's personnel; Bridgeway's financial condition with respect to its ability to perform the services required under the Subadvisory Agreement; Bridgeway's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board of Directors concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by Bridgeway under the Subadvisory Agreement.

In considering Bridgeway's performance with other managed funds, the Board of Directors noted Bridgeway's industry-leading, small-cap management expertise. The Board of Directors took into account Bridgeway's 7-year track record of successfully integrating its quantitative process with Calvert's social and corporate responsibility criteria as evidenced by its success in managing another fund in the Calvert Group of Funds. The Board of Directors noted management's belief that Bridgeway's development of a customized, small-cap core approach for the Portfolio would address the Portfolio's performance issues. The Board of Directors also noted that while Bridgeway did not currently offer a small-cap core product, the investment process Bridgeway, after extensive analysis, had developed to manage the Portfolio was based upon a combination of proven investment strategies that Bridgeway used in managing other funds, including its proprietary small-cap funds.

In considering the cost of services to be provided by Bridgeway and the profitability to Bridgeway of its relationship with the Portfolio, the Board of Directors noted that the subadvisory fee under the Subadvisory Agreement would be paid by the Advisor out of the advisory fee that it received under the Investment Advisory Agreement and also noted that the advisory fees paid by the Portfolio would not change. The Board of Directors also noted that the subadvisory fee under the Subadvisory Agreement with Bridgeway would be identical to the subadvisory fee under the Investment Subadvisory Agreement with Renaissance Investment Management, the Portfolio's then-current subadvisor. The Board of Directors relied on the ability of the Advisor to negotiate the Subadvisory Agreement and the corresponding subadvisory fee at arm's length. The Board of Directors took into account the level of fees that Bridgeway charges its other clients for providing comparable advisory services. Based upon its review, the Board of Directors determined that the subadvisory fee was reasonable. Because the Advisor would pay Bridgeway's subadvisory fee and had negotiated that fee at arm's length with Bridgeway, the costs of services to be provided by Bridgeway and the profitability to Bridgeway of its relationship with the Portfolio were not material factors in the Board of Directors' deliberations. For similar reasons, the Board of Directors did not consider the potential economies of scale in Bridgeway's management of the Portfolio to be a material factor in its consideration.

In approving the Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

The Board of Directors reached the following conclusions regarding the Subadvisory Agreement, among others: (a) Bridgeway is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (b) Bridgeway maintains an appropriate compliance program; (c) Bridgeway's investment strategies are appropriate for pursuing the investment objective of the Portfolio; and (d) the subadvisory fee to be paid by the Advisor to Bridgeway is reasonable relative to those of similar funds and to the services to be provided by Bridgeway. Based on its conclusions, the Board of Directors determined that approval of the Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.


Calvert

Investments That Make a Difference

June 30, 2007
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Income Portfolio

Calvert
Investments That Make a Difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Income Portfolio

Managed by Calvert Asset Management Company, Inc.

Performance

For the six-month reporting period ended June 30, 2007, CVS Income Portfolio shares returned 1.37%, compared with the benchmark Lehman U.S. Credit Index's return of 0.76% for the same period. Duration and credit-quality strategies contributed to the Portfolio's outperformance of the benchmark.

Investment Climate

During the six-month reporting period, the Federal Reserve (Fed) kept the target federal funds rate unchanged at 5.25%. Interest rates on most short-term, money-market securities were generally unchanged or slightly higher during the period.1 Long-term interest rates increased, with the benchmark 10-year Treasury yield up 0.32% to 5.03%. Although the Fed held its target fed funds rate steady during the period, several foreign central banks raised interest rates--driving global interest rates higher.

The U.S. economy, as measured by gross domestic product (GDP), grew at a very weak 0.7% annualized pace2 in the first quarter of 2007. This was partly due to ongoing turmoil in the housing and subprime mortgage markets. However, economic growth appears to have rebounded during the second quarter,3 boosted by steady job growth and a relatively low unemployment rate of 4.5% as of June. Core inflation (which excludes the volatile food and energy components) ran at about 1.9%--a rate that was just inside the Fed's comfort zone.4

Global financial markets were roiled in February as investors' increasing risk aversion hurt the prices of riskier assets and the yield difference between lower-credit-quality securities and Treasuries widened. The turmoil in the U.S. subprime mortgage industry further decreased investors' appetite for risk through the end of the reporting period. Subprime mortgage companies make loans to borrowers with less-than-perfect credit, typically at higher interest rates. Rising interest rates have caused a spike in subprime mortgage delinquencies and foreclosures, hurting homeowners and holders of bonds backed by the mortgages.

Portfolio Strategy

Throughout most of the first quarter of 2007, the inverted yield curve--where interest rates for short-term bonds are actually higher than for longer-term bonds--provided us the opportunity to overweight the Portfolio with very short, high-quality (AAA rated) securities with durations of less than one year. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Risk premiums, as measured by the additional yield offered above Treasury yields, continued to move lower in the first half of the reporting period--leading us to maintain our underweight to lower credit quality BBB rated issues in favor of those with higher ratings. Treasury rates also remained lower than we anticipated given our outlook for economic growth and inflation. As a result, the Portfolio maintained a shorter duration than its benchmark.

The Portfolio continued to allocate a portion of funds to below investment-grade securities that offered higher yields.

Our duration and credit-quality strategies were strong drivers of performance as interest rates rose. In fact, the two-year and 10-year U.S. Treasury yields rose 0.06 percentage points and 0.37 percentage points, respectively, for the year through June 30, 2007. High-yield bonds outperformed higher-quality BBB rated investment-grade securities with returns of 3.07% versus 0.57% for the period.

Sector and security selection were also strong contributors to the Portfolio's performance. For example, we bought a 10-year security issued by Chesapeake Energy with a yield premium over 10-year Treasuries of 2.14 percentage points and sold it after the spread narrowed significantly to 1.81 percentage points--locking in the gains for the security's price appreciation.5

Outlook

We expect U.S. economic growth to remain slower than average in coming quarters but do not anticipate a broad recession. However, we believe the housing slowdown will continue to be a drag on overall economic growth this year. The fallout from the subprime mortgage market has taken its toll through a negative effect on investor psychology as well as less access to borrowing for consumers with less-than-perfect credit.

Consumer price inflation is reasonably in line with past levels and inflation expectations remain low--yet the pace is at the top of the Fed's comfort zone. The persistence of inflation, combined with a slowing economy, will make it hard for the Fed to move short-term interest rates either up or down from their current levels. We believe the Fed will stay on the sidelines for the rest of 2007, with no changes in the fed funds rate.

Finally, we expect global demand for higher yields and foreign investment in U.S. bonds to cool. Consequently, we believe credit spreads (the difference in yields between Treasuries and corporate bonds of varying quality) will further widen, increasing the compensation for investors willing to take on the additional risk of securities with lower credit quality.

Of course, we will continue to seek and take advantage of any solid investment opportunities that arise.

Gregory Habeeb
Senior Portfolio Manager
Calvert Asset Management Company

July 2007

1. The three-month Treasury bill yield fell 0.20% to 4.82% as a result of technical factors limited to that bill.

2. GDP data source: Commerce Department. Average annualized growth rate of real GDP over the last 50 years was 3.3%. Second-quarter 2007 GDP data was not released at the time of this writing.

3. Second-quarter 2007 GDP growth consensus was 3.1% per the June Wall Street Journal Survey of Professional Forecasters.

4. Core Personal Consumption Expenditures (PCE) deflator data available through May 2007.

5. Chesapeake Energy represented 0.2% of the Portfolio as of June 30, 2007.

Calvert Income Portfolio of Calvert Variable Series, Inc. should not be confused with Calvert Income Fund, a series of the Calvert Fund. Performance of the two funds will differ.

CVS Calvert Income Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.07)
One year	6.70%
Five year	6.85%
Since Inception (4.30.02)	6.77%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

Economic Sectors	% of Total Investments
Asset Backed Securities	5.6%
Banks	8.0%
Brokerages	3.0%
Financials	10.3%
Industrial	10.8%
Industrial - Finance	2.8%
Insurance	0.8%
Municipal Obligations	23.1%
Real Estate Investment Trust	1.2%
Special Purpose	2.9%
Transportation	2.1%
U.S. Government Agency Obligations	12.5%
U.S. Government Obligations	10.3%
Utilities	6.6%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/07	6/30/07	1/1/07 - 6/30/07
Actual	$1,000.00	$1,013.70	$4.21
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.61	$4.22

* Expenses are equal to the Fund's annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 181/365.

Income Portfolio
Statement of Net Assets
June 30, 2007

	Principal
Corporate Bonds - 50.3%	Amount	Value
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	$100,000	$108,055
6.585% to 06/15/12, floating rate thereafter to 06/28/49 (e)(r)	250,000	250,235
7.30%, 10/14/49 (e)	300,000	295,873
Alliance Mortgage Investments, 12.61%, 6/1/10 (r)(x)	96,336	77,069
American Express Co., 5.474%, 12/1/33 (r)	300,000	300,300
American Home Mortgage Assets, 2.119%, 5/25/46 (r)	1,144,224	63,647
American National Red Cross, 5.422%, 11/15/13	335,000	331,292
Anadarko Petroleum Corp., 5.76%, 9/15/09 (r)	250,000	250,511
APL Ltd., 8.00%, 1/15/24	175,000	162,750
Atlantic City Electric Co., 6.625%, 8/1/13	500,000	522,525
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	650,000	130,000
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	250,000	274,135
BAC Capital Trust XV, 6.16%, 6/1/56 (r)	100,000	100,024
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	435,913	451,871
Banc of America Commercial Mortgage Inc., 5.449%, 1/15/49	300,000	295,055
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (e)	575,000	598,000
Bear Stearns Co's, Inc., 6.075%, 10/28/14 (r)	450,000	449,727
BF Saul, 7.50%, 3/1/14	200,000	204,000
BNP Paribas, 7.195% to 6/25/37, floating rate thereafter to 6/29/49 (e)(r)	250,000	254,448
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	1,400,000	1,280,525
Bunge Ltd. Finance Corp., 4.375%, 12/15/08	300,000	294,832
Calfrac Holdings LP, 7.75%, 2/15/15 (e)	120,000	115,800
Capital Auto Receivables Asset Trust, 5.40%, 10/15/09	400,000	400,110
Capmark Financial Group, 6.007%, 5/10/10 (e)(r)	300,000	299,982
Captec Franchise Trust, 8.155%, 6/15/13 (e)	200,000	199,333
Chase Funding Mortgage Loan, 4.045%, 5/25/33	248,930	245,794
Chesapeake Energy Corp., 6.50%, 8/15/17	200,000	189,000
CIT Group, Inc.:
5.58%, 9/20/07 (r)	60,000	60,021
6.10% to 3/15/17, floting rate thereafter to 3/15/67(r)	300,000	273,575
Citigroup, Inc., 6.50%, 1/18/11	600,000	618,456
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%, 12/11/49 (r)	400,000	393,281
Comcast Corp, 5.656%, 7/14/09 (r)	140,000	140,024
Countrywide Asset-Backed Certificates, 5.77%, 11/25/34 (r)	89,171	89,884
Countrywide Bank NA, 5.35%, 8/16/07 (r)	760,000	760,161
Countrywide Financial Corp., 5.437%, 10/31/07 (r)	300,000	299,986
Credit Agricole SA/London, 6.637% to 5/31/17, floating rate thereafter to 5/31/49 (e)(r)	700,000	682,736
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	250,000	243,257
5.245%, 11/15/36 (e)	400,000	393,005
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	100,000	107,714
Discover Financial Services, 5.89%, 6/11/10 (e)(r)	100,000	99,806
Dominion Resources, Inc.:
5.66%, 9/28/07 (r)	550,000	550,120
5.687%, 5/15/08 (r)	200,000	200,179
5.54%, 11/14/08 (r)	250,000	250,054
Duke Energy Indiana, Inc., 7.85%, 10/15/07	350,000	352,096
Dunkin Securitization, 5.779%, 6/20/31 (e)	250,000	250,609
Enterprise Products Operating LP, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	200,000	190,926
FMG Finance Ltd., 9.36%, 9/1/11 (e)(r)	700,000	736,750
Ford Motor Credit Co LLC, 6.18%, 9/28/07 (r)	250,000	249,870
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	250,000	244,780
General Motors Acceptance Corp.:
6.306%, 7/16/07(r)	200,000	200,000
6.125%, 8/28/07	1,000,000	999,834

	Principal
Corporate Bonds - Cont'd	Amount	Value
Glitnir banki HF:
5.516%, 10/15/08 (e)(r)	$250,000	$249,995
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	100,000	101,400
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	100,000	96,701
Trust III, 5.361%, 2/15/36 (e)	250,000	245,967
Golden Securities Corp., 5.62%, 12/2/13 (e)(r)	58,764	58,735
Great River Energy, 6.254%, 7/1/38 (e)	300,000	305,265
GS Auto Loan Trust, 2.65%, 5/16/11	89,567	88,784
HBOS plc, 6.657% to 5/21/37, floating rate thereafter to 5/21/49 (e)(r)	400,000	383,726
Health Care Property Investors, Inc., 5.81%, 9/15/08 (r)	200,000	199,992
Health Care REIT, Inc., 7.50%, 8/15/07	150,000	150,298
HRPT Properties Trust, 5.96%, 3/16/11 (r)	250,000	249,991
HSBC Finance Corp., 5.836%, 2/15/08	200,000	200,449
Impac CMB Trust:
5.63%, 4/25/35 (r)	150,635	151,136
5.59%, 5/25/35 (r)	35,946	36,028
5.64%, 8/25/35 (r)	138,003	138,357
Independence Community Bank Corp., 3.75% to 4/1/09, floating rate thereafter to 4/1/14 (r)	405,000	393,509
Ingersoll-Rand Co. Ltd.:
6.23%, 11/19/27	426,000	433,348
6.015%, 2/15/28	285,000	288,159
Jersey Central Power & Light Co., 5.625%, 5/1/16	200,000	196,308
John Deere Capital Corp., 5.428%, 7/20/07 (r)	159,000	158,998
JPMorgan Chase & Co.:
6.375%, 4/1/08	830,000	835,245
5.05%, 10/28/08 (r)	625,000	624,734
JPMorgan Chase Capital XXII, 6.45%, 2/2/37	200,000	190,113
Lehman Brothers Holdings, Inc., 4.84%, 9/8/08 (r)	100,000	99,433
Leucadia National Corp., 7.00%, 8/15/13	200,000	196,000
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	42,000	210
8.30%, 12/1/37 (e)(m)*	100,000	500
M&I Marshall & Ilsley Bank, 5.63%, 12/4/12 (r)	300,000	299,951
Massachusetts Institute of Technology, 7.25%, 11/2/96	150,000	176,941
Meridian Funding Co. LLC:
5.86%, 8/30/07 (r)	200,000	199,987
5.68%, 6/9/08 (r)	166,667	166,427
5.55%, 10/6/08 (e)(r)	60,395	60,448
Merrill Lynch & Co., Inc.:
5.45%, 8/14/09 (r)	250,000	250,089
5.816%, 1/15/15 (r)	400,000	400,973
Nationwide Life Global Funding , 5.44%, 9/28/07 (e)(r)	60,000	60,005
Noble Group Ltd., 6.625%, 3/17/15 (e)	300,000	276,014
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	460,000	451,918
Orkney Re II plc, Series B, 8.36%, 12/21/35 (b)(e)(r)	250,000	237,500
Pacific Pilot Funding Ltd., 6.108%, 10/20/16 (e)(r)	98,240	98,173
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	200,000	199,451
Pepco Holdings, Inc., 5.985%, 6/1/10 (r)	160,000	159,883
Pioneer Natural Resources Co., 5.875%, 7/15/16	1,100,000	989,924
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	200,000	201,333
Puget Energy, Inc., 7.02%, 12/1/27	377,000	411,043
Reed Elsevier Capital, Inc., 5.69%, 6/15/10 (r)	300,000	299,989
Residential Capital LLC:
6.66%, 11/21/08 (r)	500,000	500,630
6.00%, 2/22/11	400,000	387,205
6.50%, 4/17/13	800,000	774,871
Richmond County Capital Corp., 8.61%, 7/15/49 (e)	300,000	301,125
Rochester Gas & Electric Corp., 6.375%, 9/1/33	475,000	489,944

	Principal
Corporate Bonds - Cont'd	Amount	Value
Santander Issuances SA Unipersonal, 5.71%, 6/20/16 (e)(r)	$300,000	$305,218
SLM Corp., 5.575%, 7/25/07 (r)	100,000	99,973
Southern California Edison Co., 5.75%, 4/1/35	90,000	86,251
SouthTrust Bank, 6.565%, 12/15/27	899,000	926,000
Sovereign Bancorp, 5.64%, 3/1/09 (r)	100,000	100,238
Sovereign Bank:
4.00%, 2/1/08	150,000	148,728
4.375% to 8/1/08, floating rate thereafter to 8/1/13 (r)	200,000	197,549
TEPPCO Partners LP, 7.00% to 6/1/17, floating rate thereafter to 6/1/67 (r)	336,000	321,304
TIERS Trust:
8.45%, 12/1/17 (n)*	219,620	3,294
STEP, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (e)(r)	1,000,000	55,868
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/34 (e)	975,000	187,069
2/15/45 (e)	8,766,897	1,121,111
Toyota Auto Receivables Owner Trust, 2.79%, 1/15/10	53,414	53,373
TXU Energy Co. LLC, 5.86%, 9/16/08 (e)(r)	500,000	499,984
Union Pacific Corp., 8.02%, 7/2/12	176,599	185,360
Verizon North, Inc., 5.634%, 1/1/21 (e)	200,000	188,823
Verizon Pennsylvania, Inc., 8.35%, 12/15/30	100,000	115,675
Wachovia Bank NA, 5.39%, 3/23/09 (r)	250,000	250,037
Windsor Petroleum Transport Corp, 7.84%, 1/15/21 (e)	200,000	211,369
World Financial Network, Credit Card Master Note Trust, 5.69%, 5/15/12 (r)	100,000	100,304
Xstrata Finance Dubai Ltd., 5.71%, 11/13/09 (e)(r)	80,000	79,552

Total Corporate Bonds (Cost $36,305,600)		35,236,302

Taxable Municipal Obligations - 24.4%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.18%, 3/1/12	125,000	123,398
5.21%, 3/1/13	140,000	137,999
Alabaster Alabama GO Bonds, 5.36%, 4/1/18	250,000	239,720
Alameda California Corridor Transportation Authority Revenue Bonds, Zero Coupon, 10/1/09	400,000	353,964
Arlington Texas SO Revenue Bonds, 4.73%, 8/15/14	250,000	238,830
Aspen Colorado Public Facilities Authorities COPs:
5.31%, 9/1/09	120,000	119,704
5.30%, 9/1/11	135,000	133,697
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	150,000	144,425
Chicago Illinois GO Bonds, 5.30%, 1/1/14	200,000	197,622
Commonwealth Financing Authority Pennsylvania Revenue Bonds, 5.631%, 6/1/23	195,000	194,727
Escondido California Joint Powers Financing Authority Lease Revenue Bonds, 5.53%, 9/1/18	300,000	299,760
Ewing Township New Jersey School District GO Bonds, 4.80%, 5/1/16	940,000	890,575
Grant County Washington Public Utility District No. 2 Revenue Bonds, 5.29%, 1/1/20	200,000	192,700
Howell Township New Jersey School District GO Bonds, 5.30%, 7/15/19	150,000	144,692
Indiana State Bond Bank Revenue Bonds, 6.01%, 7/15/21	250,000	251,027
Jackson & Williamson Counties Illinois Community High School District GO Bonds, Zero Coupon:
12/1/25	180,000	57,897
12/1/26	180,000	53,879
6/15/27	180,000	52,036
JEA Florida St. Johns River Power Park System Revenue Bonds, 4.80%, 10/1/07	635,000	634,632
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	200,000	192,242
Kaukauna Wisconsin School District GO Revenue Bonds, 5.51%, 3/1/20	455,000	442,042
Kern County California PO Revenue Bonds, Zero Coupon:
8/15/19	170,000	83,963
8/15/20	365,000	169,072
King County Washington Housing Authority Revenue Bonds, 6.375%, 12/31/46	200,000	198,998
Lawrence Township Indiana School District GO Bonds, 5.55%, 7/5/14	445,000	445,454
Linden New Jersey GO Revenue Bonds, 5.63%, 4/1/21	285,000	280,651
Michigan State Municipal Bond Authority Revenue Bonds, 5.252%, 6/1/15	300,000	293,943

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Mississippi State Development Bank SO Revenue Bonds:
5.21%, 7/1/08	$200,000	$199,754
5.60%, 1/1/26	100,000	93,137
Missouri State University Auxiliary Enterprise System Revenue Bonds, 5.00%, 4/1/09	750,000	745,695
Moreno Valley California Public Financing Authority Revenue Bonds, 5.549%, 5/1/27	250,000	237,002
New Jersey State Economic Development Authority State Pension Funding Revenue
Bonds, Zero Coupon, 2/15/21	360,000	163,858
New York City IDA Revenue Bonds, 6.027%, 1/1/46	200,000	198,852
New York State Sales Tax Asset Receivables Corp. Revenue Bonds, 3.60%, 10/15/08	700,000	686,147
Northwest Washington Electric Energy Revenue Bonds, 4.06%, 7/1/09	100,000	97,701
Oakland California Redevelopment Agency Tax Allocation Bonds, 5.411%, 9/1/21	200,000	194,382
Oconto Falls Wisconsin Public School District GO Bonds, 5.70%, 3/1/16	495,000	496,297
Orange County California PO Revenue Bonds, Zero Coupon, 9/1/16	236,000	140,024
Oregon State Local Governments GO Bonds, Zero Coupon, 6/1/18	500,000	271,725
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	600,000	458,598
6/30/16	275,000	166,309
6/30/18	100,000	53,508
Owen Withee Wisconsin School District GO Bonds, 5.64%, 3/1/16	130,000	129,372
Pennsylvania State Higher Education Assistance Agency Student Loan Revenue Bonds,
5.339%, 4/1/47 (r)	300,000	299,985
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/20	380,000	181,963
Philadelphia Pennsylvania School District GO Bonds, 4.47%, 7/1/12	1,000,000	960,520
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	250,000	250,420
Roseville California Redevelopment Agency Tax Allocation Bonds, 5.90%, 9/1/28	100,000	96,252
Sacramento City California Financing Authority Tax Allocation Revenue Bonds, 5.015%, 12/1/10	200,000	197,860
San Bernardino California Joint Powers Financing Authority Tax Allocation Bonds, 5.625%, 5/1/16	400,000	392,204
San Bernardino County California Financing Authority PO Revenue Bonds, Zero Coupon:
8/1/12	200,000	151,760
8/1/15	251,000	159,533
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	200,000	177,274
Schenectady New York Metroplex Development Authority Revenue Bonds, 5.36%, 8/1/16	150,000	145,792
Shell Lake Wisconsin School District GO Bonds, 6.03%, 4/1/24	505,000	504,414
Sonoma County California PO Bonds, 6.625%, 6/1/13	225,000	233,210
Texas Municipal Gas Corp., Gas Reservation Revenue Bonds, 2.60%, 7/1/07	10,000	10,000
Thorp Wisconsin School District GO Bonds, 5.75%, 4/1/16	200,000	201,896
University of Central Florida COPs, 5.125%, 10/1/20	250,000	232,767
University of North Carolina at Charlotte Revenue Bonds, 5.118%, 4/1/12	500,000	491,240
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50	250,000	227,197
West Covina California Public Financing Authority Lease Revenue Bonds:
5.39%, 6/1/11	60,000	59,763
5.41%, 6/1/12	80,000	79,577
6.05%, 6/1/26	750,000	739,162
Ypsilanti Michigan GO Bonds, 5.75%, 5/1/14	445,000	447,884

Total Taxable Municipal Obligations (Cost $17,431,699)		17,140,683

U.S. Government Agencies and Instrumentalities - 12.2%
Fannie Mae:
2.50%, 7/2/08	70,000	68,171
5.50%, 12/25/16	223,629	220,292
Federal Home Loan Bank, 5.00%, 10/26/07	400,000	399,831
Federal Home Loan Bank Discount Notes, 7/2/07	5,800,000	5,799,227
Freddie Mac:
5.125%, 12/15/13	1,273,305	1,250,427
5.625%, 11/23/35	200,000	186,477
New Valley Generation I, 7.299%, 3/15/19	398,772	432,895
New Valley Generation V, 4,929% 1/15/21	242,172	228,353

Total U.S. Government Agencies and Instrumentalities (Cost $8,644,499)		8,585,673

	Principal
U.S. Treasury - 10.2%	Amount	Value
United States Treasury Notes:
4.50%, 11/15/10	$960,000	$948,300
4.50%, 11/15/15	270,000	260,297
4.50%, 2/15/16	4,000,000	3,853,750
5.125%, 5/15/16	943,000	948,010
4.50%, 5/15/17	1,155,000	1,107,356

Total U.S. Treasury (Cost $7,109,883)		7,117,713

Equity Securities - 1.1%	Shares
Conseco, Inc.*	6,301	131,628
First Republic Preferred Capital Corp., Preferred (e)	300	328,200
Roslyn Real Estate Asset Corp., Preferred	1	100,156
WoodBourne Pass-Through Trust, Preferred (e)	2	200,500

Total Equity Securities (Cost $719,983)		760,484

TOTAL INVESTMENTS (Cost $70,211,664) - 98.2%		68,840,855
Other assets and liabilities, net - 1.8%		1,289,116
Net Assets - 100%		$70,129,971

Net Assets Consist Of:
Par value and paid-in capital applicable to 4,319,131 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$69,021,211
Undistributed net investment income		1,892,721
Accumulated net realized gain (loss) on investments		476,873
Net unrealized appreciation (depreciation) on investments		(1,260,834)

Net Assets		$70,129,971

Net Asset Value Per Share		$16.24

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
2 Year U.S. Treasury Notes	80	9/07	$16,302,500	$26,885
10 Year U.S. Treasury Notes	109	9/07	11,521,641	130,922
Total Purchased				$157,807

Sold:
U.S. Treasury Bonds	68	9/07	$7,327,000	($47,832)
Total Sold				($47,832)

*     Non-income producing security.

(b)      This security was valued by the Board of Directors. See Note A.

(e)      Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)      The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n)       The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p)      The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August 2006 and February 2007. This security is no longer accruing interest. During the period, $27,518 of accrued interest was written off.

(r)      The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x)      Subsequent to period end, Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. As a result, the value of the bond was marked down to $0 and $979 of accrued interest was written off.

Abbreviations:

COPs: Certificates of Participation

GO: General Obligation

IDA: Industrial Development Authority

LLC: Limited Liability Corporation

LP: Limited Partnership

PO: Pension Obligation

REIT: Real Estate Investment Trust

SO: Special Obligation

STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specific future date(s).

See notes to financial statements.

Income Portfolio
Statement of Operations
Six months Ended June 30, 2007

Net Investment Income
Investment Income:
Interest income	$1,838,364
Dividend income	29,967
Total investment income	1,868,331

Expenses:
Investment advisory fee	133,623
Transfer agency fees and expenses	5,009
Directors' fees and expenses	3,881
Administrative fees	100,218
Accounting fees	5,432
Custodian fees	19,160
Reports to shareholders	8,074
Professional fees	10,620
Miscellaneous	2,121
Total expenses	288,138
Fees paid indirectly	(6,517)
Net expenses	281,621

Net Investment Income	1,586,710

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	100,370
Futures	313,297
413,667

Change in unrealized appreciation (depreciation) on:
Investments	(1,114,624)
Futures	(38,049)
(1,152,673)

Net Realized and Unrealized Gain (Loss)	(739,006)

Increase (Decrease) in Net Assets
Resulting From Operations	$847,704

See notes to financial statements.

Income Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	Decmeber 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$1,586,710	$2,641,503
Net realized gain (loss)	413,667	130,718
Change in unrealized appreciation or (depreciation)	(1,152,673)	128,515

Increase (Decrease) in Net Assets
Resulting From Operations	847,704	2,900,736

Distributions to shareholders from:
Net investment income	--	(2,526,643)
Net realized gain	--	(231,286)
Total distributions	--	(2,757,929)

Capital share transactions:
Shares sold	7,871,985	15,123,946
Reinvestment of distribution	--	2,757,929
Shares redeemed	(2,281,568)	(1,809,780)
Total capital share transactions	5,590,417	16,072,095

Total Increase (Decrease) in Net Assets	6,438,121	16,214,902

Net Assets
Beginning of period	63,691,850	47,476,948
End of period (including undistributed net investment income of $1,892,721 and $306,011, respectively)	$70,129,971	$63,691,850

Capital Share Activity
Shares sold	484,931	937,003
Reinvestment of distributions	--	172,155
Shares redeemed	(140,518)	(111,947)
Total capital share activity	344,413	997,211

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Income Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the Portfolio's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At June 30, 2007, securities valued at $237,500 or 0.3% of net assets were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes on page 9.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40%, of the Portfolio's average daily net assets. Under the terms of the agreement $22,793 was payable at period end. In addition, $4,814 was payable at period end for operating expenses paid by the Advisor during June 2007.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% based on the Portfolio's average daily net assets. Under the terms of the agreement, $17,094 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $4,205 for the six months ended June 30, 2007. Under the terms of the agreement, $722 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $47,169,443 and $40,593,262, respectively. U.S. Government security purchases and sales were $63,543,656 and $67,388,789, respectively.

The cost of investments owned at June 30, 2007 for federal income tax purposes was $70,392,331. Net unrealized depreciation aggregated $1,551,476, of which $189,654 related to appreciated securities and $1,741,130 related to depreciated securities.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically, short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2007, there were no such transactions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2007. For the six months ended June 30, 2007, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$7,375	5.84%	$404,220	June 2007

Income Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
	2007	2006	2005
Net asset value, beginning	$16.02	$15.95	$15.93
Income from investment operations
Net investment income	.36	.68	.50
Net realized and unrealized gain (loss)	(.14)	.12	.10
Total from investment operations	.22	.80	.60
Distributions from:
Net investment income	--	(.67)	(.48)
Net realized and unrealized gain (loss)	--	(.06)	(.10)
Total distributions	--	(.73)	(.58)
Total increase (decrease) in net asset value	.22	.07	.02
Net asset value, ending	$16.24	$16.02	$15.95

Total return*	1.37%	4.99%	3.78%
Ratios to average net assets: A
Net investment income (loss)	4.75% (a)	4.74%	3.66%
Total expenses	.86% (a)	.90%	1.00%
Expenses before offsets	.86% (a)	.90%	1.00%
Net expenses	.84% (a)	.87%	.97%
Portfolio turnover	181%	280%	454%
Net assets, ending (in thousands)	$70,130	$63,692	$47,477

		Periods Ended
	December 31,	December 31,	December 31,
	2004	2003	2002**
Net asset value, beginning	$16.05	$15.46	$15.00
Income from investment operations
Net investment income	.39	.44	.58
Net realized and unrealized gain (loss)	.52	1.52	.41
Total from investment operations	.91	1.96	.99
Distributions from:
Net investment income	(.44)	(.57)	(.26)
Net realized and unrealized gain (loss)	(.59)	(.80)	(.27)
Total distributions	(1.03)	(1.37)	(.53)
Total increase (decrease) in net asset value	(.12)	.59	.46
Net asset value, ending	$15.93	$16.05	$15.46

Total return*	5.67%	12.70%	6.62%
Ratios to average net assets: A
Net investment income (loss)	2.84%	3.54%	5.14% (a)
Total expenses	1.03%	1.04%	1.06% (a)
Expenses before offsets	1.00%	1.02%	1.00% (a)
Net expenses	.98%	.98%	.98% (a)
Portfolio turnover	614%	1,636%	788%
Net assets, ending (in thousands)	$34,836	$23,572	$15,183

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)     Annualized.

*     Total return is not annualized for periods less than one year.

**     From inception April 30, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Core Strategies
Portfolio
Fund within Calvert Variable Series, Inc.

Semi-Annual Report

June 30, 2007

Ameritas

A UNIFI Company

Ameritas Core Strategies Portfolio
Fund within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2007

3	Economic Sectors
4	Shareholder Expense Example
5	Statement of Net Assets
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
13	Financial Highlights
14	Explanation of Financial Tables
15	Proxy Voting and Availability of Quarterly Portfolio Holdings

Core Strategies Portfolio
Economic Sectors
June 30, 2007

Economic Sectors	% of Total Investments
Consumer Discretionary	8.5%
Consumer Staples	4.6%
Energy	8.6%
Financials	19.9%
Health Care	14.5%
Industrials	8.6%
Information Technology	12.5%
Materials	5.5%
Telecommunication Services	10.1%
U.S. Government Agency Obligations	4.1%
Utilities	3.1%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/07	6/30/07	1/1/07 - 6/30/07
Actual	$1,000.00	$1,103.30	$4.91
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.13	$4.71

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 181/365.

Core Strategies Portfolio
Statement of Net Assets
June 30, 2007
Equity Securities - 95.1%	Shares	Value
Airlines - 1.6%
JetBlue Airways Corp.*	138,800	$1,630,900

Capital Markets - 3.7%
Blackstone Group LP*	65,300	1,911,331
Charles Schwab Corp.	82,900	1,701,108
		3,612,439

Chemicals - 2.4%
Air Products & Chemicals, Inc.	29,800	2,395,026

Commercial Banks - 3.6%
HSBC Holdings plc (ADR)	15,100	1,385,727
Wachovia Corp.	41,800	2,142,250
		3,527,977

Communications Equipment - 4.2%
Corning, Inc.*	73,600	1,880,480
Motorola, Inc.	130,800	2,315,160
		4,195,640

Computers & Peripherals - 1.4%
Dell, Inc.*	47,700	1,361,835

Computer Technology - 0.0%
Seagate Technology, Inc. (Escrowed)*	3,390	-

Consumer Finance - 1.8%
Capital One Financial Corp.	22,700	1,780,588

Diversified Financial Services - 5.2%
Chicago Mercantile Exchange Holdings, Inc.	5,150	2,751,954
Citigroup, Inc.	47,600	2,441,404
		5,193,358

Diversified Telecommunication Services - 4.3%
Chunghwa Telecom Co. Ltd. (ADR)	125,752	2,371,683
Level 3 Communications, Inc.*	320,800	1,876,680
		4,248,363

Electric Utilities - 3.0%
Entergy Corp.	28,100	3,016,535

Food & Staples Retailing - 2.4%
Rite Aid Corp.*	377,600	2,409,088

Food Products - 2.1%
Kraft Foods, Inc.	58,600	2,065,650

Health Care Equipment & Supplies - 3.2%
Cytyc Corp.*	50,285	2,167,786
Varian Medical Systems, Inc.*	23,200	986,232
		3,154,018

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - 4.9%
UnitedHealth Group, Inc.	31,300	$1,600,682
WellPoint, Inc.*	40,250	3,213,158
		4,813,840

Health Care Technology - 1.0%
Eclipsys Corp.*	52,145	1,032,471

Hotels, Restaurants & Leisure - 2.9%
Las Vegas Sands Corp.*	37,700	2,879,903

Industrial Conglomerates - 3.3%
General Electric Co.	84,600	3,238,488

Insurance - 2.7%
American International Group, Inc.	37,700	2,640,131

Internet Software & Services - 2.1%
Google, Inc.*	4,051	2,120,212

Media - 3.8%
Comcast Corp., Special Class A*	134,150	3,750,834

Metals & Mining - 3.1%
Freeport-McMoRan Copper & Gold, Inc.	36,810	3,048,604

Multiline Retail - 1.8%
Sears Holdings Corp.*	10,363	1,756,529

Oil, Gas & Consumable Fuels - 8.5%
Apache Corp.	34,400	2,806,696
Chevron Corp.	30,415	2,562,160
ConocoPhillips	38,600	3,030,100
		8,398,956

Pharmaceuticals - 5.3%
Teva Pharmaceutical Industries Ltd. (ADR)	56,800	2,343,000
Wyeth	50,200	2,878,468
		5,221,468

Road & Rail - 3.6%
Hertz Global Holdings, Inc.*	134,050	3,561,708

Semiconductors & Semiconductor Equipment - 2.9%
Intel Corp.	80,200	1,905,552
ON Semiconductor Corp.*	91,000	975,520
		2,881,072

Software - 1.7%
Microsoft Corp.	57,700	1,700,419

Thrifts & Mortgage Finance - 2.8%
Freddie Mac	46,022	2,793,535

Wireless Telecommunication Services - 5.8%
China Mobile Ltd. (ADR)	41,900	2,258,410
Crown Castle International Corp.*	49,950	1,811,687
NII Holdings, Inc.*	20,349	1,642,978
		5,713,075

Total Equity Securities (Cost $82,188,120)		94,142,662

	Principal
U.S. Government Agencies and Instrumentalities - 4.1%	Amount	Value
Federal Home Loan Bank Discount Notes, 7/2/07	$4,000,000	$3,999,467

Total U.S. Government Agencies and Instrumentalities (Cost $3,999,467)		3,999,467

TOTAL INVESTMENTS (Cost $86,187,587) - 99.2%		98,142,129
Other assets and liabilities, net - 0.8%		833,601
Net Assets - 100%		$98,975,730

Net Assets Consist of:
Paid-in capital applicable to 4,270,300 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$88,833,387
Undistributed net investment income		395,461
Accumulated net realized gain (loss) on investments		(2,207,660)
Net unrealized appreciation (depreciation) on investments		11,954,542

Net Assets		$98,975,730

Net Asset Value Per Share		$23.18

Abbreviations:
ADR: American Depositary Receipt
LP: Limited Partnership

*     Non-income producing security.

See notes to financial statements.

Core Strategies Portfolio
Statement of Operations
Six Months Ended June 30, 2007

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $1,607)	$681,276
Interest income	58,183
Total investment income	739,459

Expenses:
Investment advisory fee	325,638
Transfer agent fees and expenses	6,514
Accounting fees	7,364
Directors' fees and expenses	5,014
Administrative fees	21,709
Custodian fees	7,903
Reports to shareholders	21,824
Professional fees	11,512
Miscellaneous	11,398
Total expenses	418,876
Fees paid indirectly	(10,409)
Net expenses	408,467

Net Investment Income	330,992

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	9,279,717
Change in unrealized appreciation (depreciation)	(1,094,655)

Net Realized and Unrealized Gain
(Loss)	8,185,062

Increase (Decrease) in Net Assets
Resulting From Operations	$8,516,054

See notes to financial statements.

Core Strategies Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$330,992	$526,806
Net realized gain (loss)	9,279,717	6,566,446
Change in unrealized appreciation (depreciation)	(1,094,655)	7,514,611

Increase (Decrease) in Net Assets
Resulting From Operations	8,516,054	14,607,863

Distributions to shareholders from:
Net investment income	--	(512,542)
Net realized gain	--	(1,935,497)
Total distributions	--	(2,448,039)

Capital share transactions:
Shares sold	11,808,619	7,267,579
Reinvestment of distributions	--	2,448,054
Shares redeemed	(2,996,224)	(8,119,605)
Total capital share transactions	8,812,395	1,596,028

Total Increase (Decrease) in Net Assets	17,328,449	13,755,852

Net Assets
Beginning of period	81,647,281	67,891,429
End of period (including undistributed net investment income of $395,461 and $64,469, respectively)	$98,975,730	$81,647,281

Capital Share Activity
Shares sold	521,699	375,208
Reinvestment of distributions	--	116,131
Shares redeemed	(137,457)	(418,863)
Total capital share activity	384,242	72,476

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Core Strategies Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2007, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U. S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.75% of the Portfolio's average daily net assets. Under terms of the agreement, $59,553 was payable at period end. In addition, $10,909 was payable at period end for operating expenses paid by the Advisor during June 2007.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2008. The contractual expense cap is 0.95%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $3,970 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $5,713 for the six months ended June 30, 2007. Under the terms of the agreement, $1,060 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $45,688,081 and $37,911,795, respectively.

The cost of investments owned at June 30, 2007 for federal income tax purposes was $86,243,884. Net unrealized appreciation aggregated $11,898,245, of which $13,067,418 related to appreciated securities and $1,169,173 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $13,177,584 at December 31, 2006 may be utilized to offset future capital gains until expiration in December 2010.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2007. For the six months ended June 30, 2007, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$1,646	5.86%	$127,962	May 2007

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Core Strategies Portfolio	2007	2006	2005
Net asset value, beginning	$21.01	$17.80	$16.55
Income from investment operations
Net investment income (loss)	.08	.14	.09
Net realized and unrealized gain (loss)	2.09	3.72	1.34
Total from investment operations	2.17	3.86	1.43
Distributions from:
Net investment income	--	(.14)	(.09)
Net realized gains	--	(.51)	(.09)
Total distributions	--	(.65)	(.18)
Total increase (decrease) in net asset value	2.17	3.21	1.25
Net asset value, ending	$23.18	$21.01	$17.80

Total return*	10.33%	21.66%	8.66%
Ratios to average net assets: A
Net investment income (loss)	.76% (a)	.72%	.54%
Total expenses	.96% (a)	.94%	.97%
Expenses before offsets	.96% (a)	.94%	.97%
Net expenses	.94% (a)	.91%	.91%
Portfolio turnover	45%	76%	61%
Net assets, ending (in thousands)	$98,976	$81,647	$67,891

		Years Ended
	December 31,	December 31,	December 31,
Core Strategies Portfolio	2004	2003	2002
Net asset value, beginning	$15.44	$11.73	$17.86
Income from investment operations
Net investment income (loss)	.15	(.01)	(.07)
Net realized and unrealized gain (loss)	1.10	3.72	(6.06)
Total from investment operations	1.25	3.71	(6.13)
Distributions from
Net investment income	(.14)	--	--
Net realized gains	--	--	--
Total distributions	(.14)	--	--
Total increase (decrease) in net asset value	1.11	3.71	(6.13)
Net asset value, ending	$16.55	$15.44	$11.73

Total return*	8.09%	31.63%	(34.32%)
Ratios to average net assets: A
Net investment income (loss)	.90%	(.12%)	(.40%)
Total expenses	.97%	1.42%	1.35%
Expenses before offsets	.96%	.96%	.95%
Net expenses	.95%	.95%	.95%
Portfolio turnover	66%	92%	104%
Net assets, ending (in thousands)	$69,072	$71,322	$30,667

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangments. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)     Annualized.

*     Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting Disclosure

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Income & Growth
Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report

June 30, 2007

Ameritas

A UNIFI Company

Ameritas Income & Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2007

3	Economic Sectors
4	Shareholder Expense Example
5	Statement of Net Assets
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
13	Financial Highlights
14	Explanation of Financial Tables
15	Proxy Voting and Availability of Quarterly Portfolio Holdings
16	Basis for Board's Approval of Investment Advisory Contract

Income & Growth Portfolio
Economic Sectors
June 30, 2007

Economic Sectors	% of Total Investments
Consumer Discretionary	12.6%
Consumer Staples	7.0%
Energy	14.5%
Financials	23.6%
Health Care	7.1%
Industrials	12.0%
Information Technology	5.9%
Materials	3.5%
Telecommunication Services	5.7%
U.S. Government Agency Obligations	2.5%
Utilities	5.6%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/07	6/30/07	1/1/07 - 6/30/07
Actual	$1,000.00	$1,086.20	$4.03
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.93	$3.91

* Expenses are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 181/365.

Income & Growth Portfolio
Statement of Net Assets
June 30, 2007

Equity Securities - 97.4%	Shares	Value
Aerospace & Defense - 1.1%
Honeywell International, Inc.	29,500	$1,660,260

Air Freight & Logistics - 1.8%
FedEx Corp.	24,100	2,674,377

Airlines - 1.6%
Southwest Airlines Co.	156,300	2,330,433

Automobiles - 2.6%
Honda Motor Co. Ltd. (ADR)	104,500	3,792,305

Capital Markets - 6.9%
AllianceBernstein Holding LP	30,200	2,630,118
Bank of New York Co., Inc.	49,300	2,042,992
Legg Mason, Inc.	29,300	2,882,534
Morgan Stanley	29,900	2,508,012
		10,063,656

Chemicals - 1.9%
Dow Chemical Co.	62,200	2,750,484

Commercial Banks - 1.0%
Wells Fargo & Co.	41,200	1,449,004

Communications Equipment - 4.9%
Cisco Systems, Inc.*	60,900	1,696,065
Motorola, Inc.	187,100	3,311,670
Nokia OYJ (ADR)	78,900	2,217,879
		7,225,614

Computers & Peripherals - 1.0%
International Business Machines Corp.	13,800	1,452,450

Consumer Finance - 2.1%
Capital One Financial Corp.	39,500	3,098,380

Diversified Financial Services - 5.8%
Bank of America Corp.	65,900	3,221,851
Citigroup, Inc.	61,400	3,149,206
JPMorgan Chase & Co.	42,800	2,073,660
		8,444,717

Diversified Telecommunication Services - 4.3%
AT&T, Inc.	64,400	2,672,600
Citizens Communications Co.	96,700	1,476,609
Verizon Communications, Inc.	50,800	2,091,436
		6,240,645

Electric Utilities - 4.6%
Duke Energy Corp.	178,500	3,266,550
Southern Co.	99,500	3,411,855
		6,678,405

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - 1.2%
Nabors Industries Ltd.*	53,400	$1,782,492

Food & Staples Retailing - 3.9%
CVS Caremark Corp.	55,800	2,033,910
Wal-Mart Stores, Inc.	76,100	3,661,171
		5,695,081

Food Products - 1.6%
Kraft Foods, Inc.	21,200	747,300
Unilever NV	53,400	1,656,468
		2,403,768

Health Care Providers & Services - 2.9%
UnitedHealth Group, Inc.	54,100	2,766,674
WellPoint, Inc.*	18,400	1,468,872
		4,235,546

Household Durables - 1.3%
Sony Corp. (ADR)	35,900	1,844,183

Industrial Conglomerates - 5.2%
3M Co.	25,900	2,247,861
General Electric Co.	65,000	2,488,200
Tyco International Ltd.*	83,400	2,818,086
		7,554,147

Insurance - 6.7%
Allstate Corp.	43,100	2,651,081
Berkshire Hathaway, Inc., Class B*	300	1,081,500
Genworth Financial, Inc.	88,300	3,037,520
Hartford Financial Services Group, Inc.	14,800	1,457,948
Travelers Co.'s, Inc.	28,000	1,498,000
		9,726,049

Machinery - 2.2%
Caterpillar, Inc.	23,000	1,800,900
Ingersoll-Rand Co. Ltd.	26,300	1,441,766
		3,242,666

Media - 6.8%
CBS Corp., Class B	56,500	1,882,580
Gannett Co., Inc.	53,200	2,923,340
News Corp., Class B	60,100	1,378,694
Time Warner, Inc.	92,300	1,941,992
Viacom, Inc., Class B*	43,000	1,790,090
		9,916,696

Metals & Mining - 1.6%
Newmont Mining Corp.	60,600	2,367,036

Multi-Utilities - 1.0%
Dominion Resources, Inc.	16,600	1,432,746

Oil, Gas & Consumable Fuels - 13.2%
Chevron Corp.	44,100	3,714,984
ConocoPhillips	50,300	3,948,550
Devon Energy Corp.	50,500	3,953,645
Exxon Mobil Corp.	23,300	1,954,404
Royal Dutch Shell plc (ADR)	36,200	2,939,440
Spectra Energy Corp.	109,000	2,829,640
		19,340,663

Equity Securities - Cont'd	Shares	Value
Pharmaceuticals - 4.2%
GlaxoSmithKline plc (ADR)	52,800	$2,765,136
Pfizer, Inc.	134,600	3,441,722
		6,206,858

Specialty Retail - 2.0%
Home Depot, Inc.	73,400	2,888,290

Thrifts & Mortgage Finance - 1.1%
Countrywide Financial Corp.	45,300	1,646,655

Tobacco - 1.5%
Altria Group, Inc.	30,600	2,146,284

Wireless Telecommunication Services - 1.4%
Sprint Nextel Corp.	99,900	2,068,929

Total Equity Securities (Cost $138,038,033)		142,358,819

	Principal Amount	Value
U.S. Government Agencies and Instrumentalities - 2.5%
Federal Home Loan Bank Discount Notes, 7/2/07	$3,700,000	$3,699,507

Total U.S. Government Agencies and Instrumentalities (Cost $3,699,507)		3,699,507

TOTAL INVESTMENTS (Cost $141,737,540) - 99.9%		146,058,326
Other assets and liabilities, net - 0.1%		185,637
Net Assets - 100%		$146,243,963

Net Assets Consist of:
Paid-in capital applicable to 9,355,445 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$140,974,328
Undistributed net investment income		1,226,238
Accumulated net realized gain (loss) on investments		(277,389)
Net unrealized appreciation (depreciation) on investments		4,320,786

Net Assets		$146,243,963

Net Asset Value Per Share		$15.63

Abbreviations:
ADR: American Depositary Receipt
LP: Limited Partnership

* Non-income producing security.

See notes to financial statements.

Income & Growth Portfolio
Statement of Operations
Six months Ended June 30, 2007

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $6,791)	$1,585,274
Interest income	55,822
Total investment income	1,641,096

Expenses:
Investment advisory fee	455,637
Transfer agent fees and expenses	10,936
Accounting fees	11,781
Directors' fees and expenses	8,035
Administrative fees	36,451
Custodian fees	12,151
Reports to shareholders	25,039
Professional fees	13,132
Miscellaneous	19,539
Total expenses	592,701
Reimbursement from Advisor	(17,951)
Fees paid indirectly	(6,114)
Net expenses	568,636

Net Investment Income	1,072,460

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	18,061,882
Foreign currency transactions	155
18,062,037

Change in unrealized appreciation (depreciation) on:
Investments	(6,945,980)
Foreign currency transactions	71
(6,945,909)

Net Realized and Unrealized Gain
(Loss)	11,116,128

Increase (Decrease) in Net Assets
Resulting From Operations	$12,188,588

See notes to financial statements.

Income & Growth Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$1,072,460	$1,356,888
Net realized gain (loss) on investments	18,062,037	8,187,241
Change in unrealized appreciation (depreciation)	(6,945,909)	4,647,197

Increase (Decrease) in Net Assets
Resulting From Operations	12,188,588	14,191,326

Distributions to shareholders from:
Net investment income	--	(1,203,110)

Capital share transactions:
Shares sold	650,116	1,372,910
Reinvestment of distributions	--	1,203,080
Shares redeemed	(15,581,895)	(33,241,274)
Total capital share transactions	(14,931,779)	(30,665,284)

Total Increase (Decrease) in Net Assets	(2,743,191)	(17,677,068)

Net Assets
Beginning of period	148,987,154	166,664,222
End of period (including undistributed net investment income of $1,226,238 and $153,778, respectively)	$146,243,963	$148,987,154

Capital Share Activity
Shares sold	43,352	103,781
Reinvestment of distributions	--	83,316
Shares redeemed	(1,043,969)	(2,496,839)
Total capital share activity	(1,000,617)	(2,309,742)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Income & Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2007, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.625% of the Portfolio's average daily net assets. Under the terms of the agreement, $76,202 was payable at period end. In addition, $8,664 was payable at period end for operating expenses paid by the Advisor during June 2007.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2008. The contractual expense cap is 0.78%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $6,096 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $9,670 for the six months ended June 30, 2007. Under the terms of the agreement, $1,609 was payable at period end. Boston Financial Data Services, Inc is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $180,069,612 and $193,505,378, respectively.

The cost of investments owned at June 30, 2007 for federal income tax purposes was $141,737,540. Net unrealized appreciation aggregated $4,320,786, of which $5,704,581 related to appreciated securities and $1,383,795 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $9,781,857, $8,079,809, and $217,573 at December 31, 2006 may be utilized to offset future capital gains until expiration in December 2009, December 2010, and December 2011, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2007. For the six months ended June 30, 2007, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$67,853	5.86%	$1,639,513	June 2007

Financial Highlights

		Peruids Ended
	June 30,	December 31,	December 31,
Income & Growth Portfolio	2007	2006	2005 (z)
Net asset value, beginning	$14.39	$13.16	$12.61
Income from investment operations
Net investment income	.12	.13	.12
Net realized and unrealized gain (loss)	1.12	1.22	.48
Total from investment operations	1.24	1.35	.60
Distributions from
Net investment income	--	(.12)	(.05)
Total increase (decrease) in net asset value	1.24	1.23	.55
Net asset value, ending	$15.63	$14.39	$13.16

Total return*	8.62%	10.23%	4.73%
Ratios to average net assets: A
Net investment income	1.47% (a)	.90%	1.04%
Total expenses	.81% (a)	.78%	.88%
Expenses before offsets	.79% (a)	.78%	.79%
Net expenses	.78% (a)	.77%	.78%
Portfolio turnover	125%	121%	84%
Net assets, ending (in thousands)	$146,244	$148,987	$166,664

		Years Ended
	December 31,	December 31,	December 31,
Income & Growth Portfolio	2004	2003	2002
Net asset value, beginning	$11.80	$9.12	$13.17
Income from investment operations
Net investment income	.12	.06	.04
Net realized and unrealized gain (loss)	.81	2.68	(4.05)
Total from investment operations	.93	2.74	(4.01)
Distributions from
Net investment income	(.12)	(.06)	(.04)
Total increase (decrease) in net asset value	.81	2.68	(4.05)
Net asset value, ending	$12.61	$11.80	$9.12

Total return*	7.86%	30.03%	(30.44%)
Ratios to average net assets: A
Net investment income	.99%	.59%	.28%
Total expenses	.96%	.93%	.92%
Expenses before offsets	.81%	.78%	.81%
Net expenses	.78%	.78%	.78%
Portfolio turnover	96%	173%	270%
Net assets, ending (in thousands)	$45,751	$46,056	$39,951

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Not annualized for periods less than one year.

(a)     Annualized.

(z)     Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

Initial Approval Of New Investment Subadvisory Agreement

At a meeting held on June 7, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Subadvisory Agreement ("Subadvisory Agreement") between the Advisor and Summit Investment Partners, Inc. ("Summit") with respect to the Portfolio.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the Subadvisory Agreement with management and also met in a private executive session with their counsel at which no representatives of management were present.

In evaluating the Subadvisory Agreement, the Board of Directors reviewed information provided by Summit relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, Summit provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Directors approved the Subadvisory Agreement between the Advisor and Summit based on a number of factors relating to Summit's ability to perform under the Subadvisory Agreement. In the course of its deliberations, the Board of Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by Summit; Summit's management style; Summit's long-term performance record in employing its investment strategies; Summit's current level of staffing and its overall resources; the qualifications and experience of Summit's personnel; Summit's historical performance information; Summit's financial condition with respect to its ability to perform the services required under the Subadvisory Agreement; Summit's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board of Directors concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by Summit under the Subadvisory Agreement.

In considering Summit's comparable performance with similarly managed funds, the Board of Directors noted Summit's record of strong performance relative to the Russell 1000 Value Index and comparable large-cap value funds. The Board of Directors also took into account Summit's long-term value oriented investment process.

In considering the cost of services to be provided by Summit and the profitability to Summit of its relationship with the Portfolio, the Board of Directors noted that the Advisor and Summit were affiliated and the subadvisory fee under the Subadvisory Agreement would be paid by the Advisor out of the advisory fee that it received under the Investment Advisory Agreement. The Board of Directors also noted that the Advisor had agreed to reduce its advisory fee to correspond to Summit's proposed subadvisory fee. The Board of Directors took into account that the subadvisory fee under the Subadvisory Agreement with Summit would be lower than the subadvisory fee under the Investment Subadvisory Agreement with Fred Alger Management, Inc., the Portfolio's then-current subadvisor. Based upon its review, the Board of Directors determined that the subadvisory fee was reasonable. Because the Advisor would pay Summit's subadvisory fee, the costs of services to be provided by Summit and the profitability to Summit of its relationship with the Portfolio were not material factors in the Board of Directors' deliberations, although it was noted that the Advisor would be reducing the advisory fee paid by the Portfolio to correspond with Summit's lower subadvisory fee. For similar reasons, the Board of Directors did not consider the potential economies of scale in Summit's management of the Portfolio to be a material factor in its consideration.

In approving the Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

The Board of Directors reached the following conclusions regarding the Subadvisory Agreement, among others: (a) Summit offers an opportunity to achieve the investment objectives of the Portfolio; (b) Summit is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) Summit maintains an appropriate compliance program; and (d) the subadvisory fee to be paid by the Advisor to Summit is reasonable relative to those of similar funds and to the services to be provided by Summit. Based on its conclusions, the Board of Directors determined that approval of the Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

In considering the affiliation between the Advisor and Summit (due to common ownership by UNIFI Mutual Holding Company), the Board of Directors, including a majority of the disinterested Directors, determined that the selection of Summit to serve as subadvisor to the Portfolio, was in the best interests of the Portfolio and its shareholders and did not involve a conflict of interest from which the Advisor or Summit would derive an inappropriate advantage.


Ameritas
Index 500
Portfolio

Fund within Calvert Variable Series, Inc.

Semi-Annual Report

June 30, 2007

Ameritas

A UNIFI Company

Ameritas Index 500 Portfolio
Fund within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2007

3	Economic Sectors
4	Shareholder Expense Example
5	Statement of Net Assets
17	Statement of Operations
18	Statements of Changes in Net Assets
19	Notes to Financial Statements
22	Financial Highlights
23	Explanation of Financial Tables
24	Proxy Voting and Availibility of Quarterly Portfolio Holdings
25	Basis for Board's Approval of Investment Advisory Contract

Index 500 Portfolio
Economic Sectors
June 30, 2007

Economic Sectors	% of Total Investments
Consumer Discretionary	10.0%
Consumer Staples	9.1%
Energy	10.6%
Financials	20.5%
Health Care	11.4%
Industrials	11.2%
Information Technology	15.1%
Materials	3.1%
Mutual Funds	1.7%
Telecommunications Services	3.7%
U.S. Government Obligations	0.1%
Utilities	3.5%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/07	6/30/07	1/1/07 - 6/30/07
Actual	$1,000.00	$1,068.10	$1.95
Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.91	$1.91

*   Expenses are equal to the Fund's annualized expense ratio of 0.38%, multiplied by the average account value over the period, multiplied by 181/365.

Index 500 Portfolio
Statement of Net Assets
June 30, 2007
EQUITY SECURITIES - 98.3%	Shares	Value
Aerospace & Defense - 2.6%
Boeing Co.	5,669	$545,131
General Dynamics Corp.	2,915	228,011
Goodrich Corp.	917	54,617
Honeywell International, Inc.	5,614	315,956
L-3 Communications Holdings, Inc.	900	87,651
Lockheed Martin Corp.	2,600	244,738
Northrop Grumman Corp.	2,559	199,269
Precision Castparts Corp.	980	118,933
Raytheon Co.	3,262	175,789
Rockwell Collins, Inc.	1,205	85,121
United Technologies Corp.	7,159	507,788
		2,563,004

Air Freight & Logistics - 0.9%
CH Robinson Worldwide, Inc.	1,200	63,024
FedEx Corp.	2,217	246,020
United Parcel Service, Inc., Class B	7,626	556,698
		865,742

Airlines - 0.1%
Southwest Airlines Co.	5,550	82,751

Auto Components - 0.2%
Goodyear Tire & Rubber Co.*	1,100	38,236
Johnson Controls, Inc.	1,500	173,655
		211,891

Automobiles - 0.4%
Ford Motor Co.	13,536	127,509
General Motors Corp.	4,074	153,997
Harley-Davidson, Inc.	1,800	107,298
		388,804

Beverages - 2.0%
Anheuser-Busch Cos, Inc.	5,469	285,263
Brown-Forman Corp., Class B	600	43,848
Coca-Cola Co.	14,470	756,926
Coca-Cola Enterprises, Inc.	2,034	48,816
Constellation Brands, Inc.*	1,400	33,992
Molson Coors Brewing Co., Class B	300	27,738
Pepsi Bottling Group, Inc.	1,000	33,680
PepsiCo, Inc.	11,727	760,496
		1,990,759

Biotechnology - 1.1%
Amgen, Inc.*	8,349	461,616
Biogen Idec, Inc.*	2,064	110,424
Celgene Corp.*	2,800	160,524
Genzyme Corp. - General Division*	1,893	121,909
Gilead Sciences, Inc.*	6,794	263,404
		1,117,877

Building Products - 0.2%
American Standard Co.'s, Inc.	1,300	76,674
Masco Corp.	2,700	76,869
		153,543

EQUITY SECURITIES - Cont'd	Shares	Value
Capital Markets - 3.7%
Ameriprise Financial, Inc.	1,749	$111,184
Bank of New York Co., Inc.	5,444	225,599
Bear Stearns Co.'s, Inc.	838	117,320
Charles Schwab Corp.	7,288	149,550
E*Trade Financial Corp.*	3,124	69,009
Federated Investors, Inc., Class B	500	19,165
Franklin Resources, Inc.	1,200	158,964
Goldman Sachs Group, Inc.	2,941	637,462
Janus Capital Group, Inc.	1,200	33,408
Legg Mason, Inc.	1,000	98,380
Lehman Brothers Holdings, Inc.	3,846	286,604
Mellon Financial Corp.	2,999	131,956
Merrill Lynch & Co., Inc.	6,269	523,963
Morgan Stanley	7,589	636,565
Northern Trust Corp.	1,400	89,936
State Street Corp.	2,900	198,360
T Rowe Price Group, Inc.	1,913	99,266
		3,586,691

Chemicals - 1.6%
Air Products & Chemicals, Inc.	1,600	128,592
Ashland, Inc.	400	25,580
Dow Chemical Co.	6,863	303,482
Eastman Chemical Co.	500	32,165
Ecolab, Inc.	1,301	55,553
EI Du Pont de Nemours & Co.	6,651	338,136
Hercules, Inc.*	600	11,790
International Flavors & Fragrances, Inc.	500	26,070
Monsanto Co.	3,974	268,404
PPG Industries, Inc.	1,200	91,332
Praxair, Inc.	2,300	165,577
Rohm & Haas Co.	1,100	60,148
Sigma-Aldrich Corp.	1,000	42,670
		1,549,499

Commercial Banks - 3.7%
BB&T Corp.	3,961	161,134
Comerica, Inc.	1,100	65,417
Commerce Bancorp, Inc.	1,371	50,713
Compass Bancshares, Inc.	900	62,082
Fifth Third Bancorp	3,983	158,404
First Horizon National Corp.	917	35,763
Huntington Bancshares, Inc.	1,730	39,340
KeyCorp	2,900	99,557
M&T Bank Corp.	600	64,140
Marshall & Ilsley Corp.	1,870	89,068
National City Corp.	4,145	138,111
PNC Financial Services Group, Inc.	2,500	178,950
Regions Financial Corp.	5,075	167,983
SunTrust Banks, Inc.	2,597	222,667
Synovus Financial Corp.	2,300	70,610
US Bancorp	12,521	412,567
Wachovia Corp.	13,777	706,071
Wells Fargo & Co.	24,043	845,592
Zions Bancorp.	800	61,528
		3,629,697

EQUITY SECURITIES - Cont'd	Shares	Value
Commercial Services & Supplies - 0.5%
Allied Waste Industries, Inc.*	1,865	$25,103
Avery Dennison Corp.	700	46,536
Cintas Corp.	1,000	39,430
Equifax, Inc.	1,080	47,974
Monster Worldwide, Inc.*	900	36,990
Pitney Bowes, Inc.	1,611	75,427
Robert Half International, Inc.	1,200	43,800
RR Donnelley & Sons Co.	1,597	69,485
Waste Management, Inc.	3,725	145,461
		530,206

Communications Equipment - 2.6%
Avaya, Inc.*	3,311	55,757
Ciena Corp.*	623	22,509
Cisco Systems, Inc.*	43,723	1,217,685
Corning, Inc.*	11,323	289,303
JDS Uniphase Corp.*	1,575	21,152
Juniper Networks, Inc.*	4,100	103,197
Motorola, Inc.	16,663	294,935
Qualcomm, Inc.	12,005	520,897
Tellabs, Inc.*	3,197	34,400
		2,559,835

Computers & Peripherals - 3.9%
Apple, Inc.*	6,301	768,974
Dell, Inc.*	16,354	466,907
EMC Corp.*	15,107	273,437
Hewlett-Packard Co.	18,858	841,444
International Business Machines Corp.	9,834	1,035,028
Lexmark International, Inc.*	700	34,517
NCR Corp.*	1,300	68,302
Network Appliance, Inc.*	2,712	79,190
QLogic Corp.*	1,164	19,381
SanDisk Corp.*	1,600	78,304
Sun Microsystems, Inc.*	25,754	135,466
		3,800,950

Construction & Engineering - 0.1%
Fluor Corp.	700	77,959

Construction Materials - 0.1%
Vulcan Materials Co.	700	80,178

Consumer Finance - 0.9%
American Express Co.	8,559	523,640
Capital One Financial Corp.	3,001	235,398
SLM Corp.	3,000	172,740
		931,778

Containers & Packaging - 0.2%
Ball Corp.	700	37,219
Bemis Co., Inc.	765	25,383
Pactiv Corp.*	1,000	31,890
Sealed Air Corp.	1,200	37,224
Temple-Inland, Inc.	800	49,224
		180,940

Distributors - 0.1%
Genuine Parts Co.	1,200	59,520

EQUITY SECURITIES - Cont'd	Shares	Value
Diversified Consumer Services - 0.1%
Apollo Group, Inc.*	1,023	$59,774
H&R Block, Inc.	2,300	53,751
		113,525

Diversified Financial Services - 5.0%
Bank of America Corp.	31,948	1,561,938
Chicago Mercantile Exchange Holdings, Inc.	280	149,621
CIT Group, Inc.	1,415	77,584
Citigroup, Inc.	35,610	1,826,437
JPMorgan Chase & Co.	24,598	1,191,773
Moody's Corp.	1,710	106,362
		4,913,715

Diversified Telecommunication Services - 3.1%
AT&T, Inc.	44,397	1,842,475
CenturyTel, Inc.	800	39,240
Citizens Communications Co.	2,500	38,175
Embarq Corp.	1,023	64,828
Qwest Communications International, Inc.*	11,183	108,475
Verizon Communications, Inc.	20,902	860,535
Windstream Corp.	3,205	47,306
		3,001,034

Electric Utilities - 1.8%
Allegheny Energy, Inc.*	1,202	62,191
American Electric Power Co., Inc.	2,900	130,616
Duke Energy Corp.	9,072	166,018
Edison International	2,400	134,688
Entergy Corp.	1,400	150,290
Exelon Corp.	4,900	355,740
FirstEnergy Corp.	2,196	142,147
FPL Group, Inc.	3,000	170,220
Pinnacle West Capital Corp.	700	27,895
PPL Corp.	2,815	131,714
Progress Energy, Inc.	1,841	83,931
Southern Co.	5,400	185,166
		1,740,616

Electrical Equipment - 0.4%
Cooper Industries Ltd.	1,319	75,302
Emerson Electric Co.	5,727	268,023
Rockwell Automation, Inc.	1,211	84,092
		427,417

Electronic Equipment & Instruments - 0.2%
Agilent Technologies, Inc.*	2,852	109,631
Jabil Circuit, Inc.	1,291	28,492
Molex, Inc.	1,037	31,120
Solectron Corp.*	6,526	24,016
Tektronix, Inc.	598	20,177
		213,436

Energy Equipment & Services - 2.1%
Baker Hughes, Inc.	2,307	194,088
BJ Services Co.	2,000	56,880
ENSCO International, Inc.	1,100	67,111
Halliburton Co.	6,583	227,113
Nabors Industries Ltd.*	1,900	63,422
National Oilwell Varco, Inc.*	1,300	135,512
Noble Corp.	1,000	97,520
Rowan Co.'s, Inc.	808	33,112

EQUITY SECURITIES - Cont'd	Shares	Value
Energy Equipment & Services - Cont'd
Schlumberger Ltd.	8,486	$720,801
Smith International, Inc.	1,500	87,960
Transocean, Inc.*	2,075	219,909
Weatherford International Ltd.*	2,500	138,100
		2,041,528

Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	3,216	188,200
CVS Caremark Corp.	11,115	405,142
Kroger Co.	5,174	145,544
Safeway, Inc.	3,221	109,610
SUPERVALU, Inc.	1,546	71,611
Sysco Corp.	4,511	148,818
Walgreen Co.	7,207	313,793
Wal-Mart Stores, Inc.	17,452	839,616
Whole Foods Market, Inc.	1,019	39,028
		2,261,362

Food Products - 1.5%
Archer-Daniels-Midland Co.	4,772	157,905
Campbell Soup Co.	1,600	62,096
ConAgra Foods, Inc.	3,589	96,401
Dean Foods Co.	1,000	31,870
General Mills, Inc.	2,500	146,050
Hershey Co.	1,200	60,744
H.J. Heinz Co.	2,400	113,928
Kellogg Co.	1,804	93,429
Kraft Foods, Inc.	11,548	407,067
McCormick & Co., Inc.	1,000	38,180
Sara Lee Corp.	5,300	92,220
Tyson Foods, Inc.	1,845	42,509
Wm. Wrigley Jr. Co.	1,550	85,730
		1,428,129

Gas Utilities - 0.1%
Nicor, Inc.	400	17,168
Questar Corp.	1,200	63,420
		80,588

Health Care Equipment & Supplies - 1.6%
Bausch & Lomb, Inc.	300	20,832
Baxter International, Inc.	4,692	264,347
Becton Dickinson & Co.	1,800	134,100
Biomet, Inc.	1,791	81,885
Boston Scientific Corp.*	8,548	131,127
C.R. Bard, Inc.	800	66,104
Hospira, Inc.*	1,200	46,848
Medtronic, Inc.	8,292	430,023
St. Jude Medical, Inc.*	2,437	101,111
Stryker Corp.	2,200	138,798
Varian Medical Systems, Inc.*	918	39,024
Zimmer Holdings, Inc.*	1,780	151,104
		1,605,303

Health Care Providers & Services - 2.2%
Aetna, Inc.	3,700	182,780
AmerisourceBergen Corp.	1,306	64,608
Cardinal Health, Inc.	2,770	195,673
Cigna Corp.	2,100	109,662
Coventry Health Care, Inc.*	1,200	69,180
Express Scripts, Inc.*	2,000	100,020
Humana, Inc.*	1,219	74,249

EQUITY SECURITIES - Cont'd	Shares	Value
Health Care Providers & Services - Cont'd
Laboratory Corp. of America Holdings, Inc.*	900	$70,434
Manor Care, Inc.	500	32,645
McKesson Corp.	2,100	125,244
Medco Health Solutions, Inc.*	2,017	157,306
Patterson Co.'s, Inc.*	1,017	37,903
Quest Diagnostics, Inc.	1,100	56,815
Tenet Healthcare Corp.*	3,300	21,483
UnitedHealth Group, Inc.	9,649	493,450
WellPoint, Inc.*	4,418	352,689
		2,144,141

Health Care Technology - 0.0%
IMS Health, Inc.	1,361	43,729

Hotels, Restaurants & Leisure - 1.5%
Carnival Corp.	3,185	155,332
Darden Restaurants, Inc.	950	41,790
Harrah's Entertainment, Inc.	1,400	119,364
Hilton Hotels Corp.	2,800	93,716
International Game Technology	2,394	95,042
Marriott International, Inc.	2,400	103,776
McDonald's Corp.	8,597	436,384
Starbucks Corp.*	5,333	139,938
Starwood Hotels & Resorts Worldwide, Inc.	1,600	107,312
Wendy's International, Inc.	600	22,050
Wyndham Worldwide Corp.*	1,288	46,703
Yum! Brands, Inc.	3,800	124,336
		1,485,743

Household Durables - 0.6%
Black & Decker Corp.	500	44,155
Centex Corp.	800	32,080
D.R. Horton, Inc.	1,900	37,867
Fortune Brands, Inc.	1,100	90,607
Harman International Industries, Inc.	500	58,400
KB Home	600	23,622
Leggett & Platt, Inc.	1,299	28,643
Lennar Corp.	1,008	36,853
Newell Rubbermaid, Inc.	2,029	59,713
Pulte Homes, Inc.	1,500	33,675
Snap-On, Inc.	418	21,113
Stanley Works	600	36,420
Whirlpool Corp.	595	66,164
		569,312

Household Products - 2.0%
Clorox Co.	1,106	68,683
Colgate-Palmolive Co.	3,700	239,945
Kimberly-Clark Corp.	3,337	223,212
Procter & Gamble Co.	22,670	1,387,177
		1,919,017

Independent Power Producers & Energy Traders - 0.5%
AES Corp.*	4,854	106,205
Constellation Energy Group, Inc.	1,300	113,321
Dynegy, Inc.*	2,943	27,782
TXU Corp.	3,306	222,494
		469,802

EQUITY SECURITIES - Cont'd	Shares	Value
Industrial Conglomerates - 3.9%
3M Co.	5,186	$450,093
General Electric Co.	74,084	2,835,935
Textron, Inc.	900	99,099
Tyco International Ltd.*	14,276	482,386
		3,867,513

Insurance - 4.7%
ACE Ltd.	2,389	149,360
Aflac, Inc.	3,596	184,834
Allstate Corp.	4,373	268,983
AMBAC Financial Group, Inc.	800	69,752
American International Group, Inc.	18,681	1,308,230
AON Corp.	2,100	89,481
Assurant, Inc.	600	35,352
Chubb Corp.	2,891	156,519
Cincinnati Financial Corp.	1,264	54,858
Genworth Financial, Inc.	3,012	103,613
Hartford Financial Services Group, Inc.	2,280	224,603
Lincoln National Corp.	1,950	138,353
Loews Corp.	3,210	163,646
Marsh & McLennan Co.'s, Inc.	4,042	124,817
MBIA, Inc.	1,000	62,220
MetLife, Inc.	5,340	344,323
Principal Financial Group, Inc.	1,900	110,751
Progressive Corp.	5,303	126,901
Prudential Financial, Inc.	3,367	327,373
Safeco Corp.	800	49,808
Torchmark Corp.	717	48,039
Travelers Companies, Inc.	4,782	255,837
Unum Group	2,400	62,664
XL Capital Ltd.	1,324	111,600
		4,571,917

Internet & Catalog Retail - 0.2%
Amazon.Com, Inc.*	2,274	155,564
IAC/InterActiveCorp*	1,588	54,961
		210,525

Internet Software & Services - 1.4%
eBay, Inc.*	8,150	262,267
Google, Inc.*	1,610	842,642
VeriSign, Inc.*	1,793	56,892
Yahoo!, Inc.*	8,711	236,329
		1,398,130

IT Services - 1.1%
Affiliated Computer Services, Inc.*	723	41,009
Automatic Data Processing, Inc.	4,023	194,995
Cognizant Technology Solutions Corp.*	1,100	82,599
Computer Sciences Corp.*	1,200	70,980
Convergys Corp.*	900	21,816
Electronic Data Systems Corp.	3,700	102,601
Fidelity National Information Services, Inc.	1,200	65,136
First Data Corp.	5,505	179,848
Fiserv, Inc.*	1,200	68,160
Paychex, Inc.	2,448	95,766
Unisys Corp.*	2,524	23,069
Western Union Co.	5,634	117,356
		1,063,335

EQUITY SECURITIES - Cont'd	Shares	Value
Leisure Equipment & Products - 0.2%
Brunswick Corp.	664	$21,666
Eastman Kodak Co.	2,102	58,499
Hasbro, Inc.	1,176	36,938
Mattel, Inc.	2,700	68,283
		185,386

Life Sciences - Tools & Services - 0.3%
Applera Corp. - Applied Biosystems Group	1,342	40,985
Millipore Corp.*	400	30,036
PerkinElmer, Inc.	891	23,219
Thermo Fisher Scientific, Inc.*	3,000	155,160
Waters Corp.*	800	47,488
		296,888

Machinery - 1.7%
Caterpillar, Inc.	4,610	360,963
Cummins, Inc.	800	80,968
Danaher Corp.	1,715	129,482
Deere & Co.	1,620	195,599
Dover Corp.	1,497	76,572
Eaton Corp.	1,100	102,300
Illinois Tool Works, Inc.	3,024	163,871
Ingersoll-Rand Co. Ltd.	2,250	123,345
ITT Corp.	1,309	89,378
Paccar, Inc.	1,825	158,848
Pall Corp.	900	41,391
Parker Hannifin Corp.	900	88,119
Terex Corp.*	800	65,040
		1,675,876

Media - 3.3%
CBS Corp., Class B	5,277	175,830
Clear Channel Communications, Inc.	3,627	137,173
Comcast Corp.*	22,404	630,001
DIRECTV Group, Inc.*	5,600	129,416
Dow Jones & Co., Inc.	500	28,725
E.W. Scripps Co.	611	27,917
Gannett Co., Inc.	1,717	94,349
Interpublic Group of Co.'s, Inc.*	3,426	39,056
McGraw-Hill Co.'s, Inc.	2,471	168,226
Meredith Corp.	300	18,480
New York Times Co.	1,100	27,940
News Corp.	16,768	355,649
Omnicom Group, Inc.	2,400	127,008
Time Warner, Inc.	27,252	573,382
Tribune Co.	551	16,199
Viacom, Inc., Class B*	4,963	206,610
Walt Disney Co.	14,316	488,748
		3,244,709

Metals & Mining - 0.9%
Alcoa, Inc.	6,260	253,718
Allegheny Technologies, Inc.	750	78,660
Freeport-McMoRan Copper & Gold, Inc.	2,605	215,746
Newmont Mining Corp.	3,300	128,898
Nucor Corp.	2,200	129,030
United States Steel Corp.	900	97,875
		903,927

EQUITY SECURITIES - Cont'd	Shares	Value
Multiline Retail - 1.1%
Big Lots, Inc.*	700	$20,594
Dillard's, Inc.	300	10,779
Dollar General Corp.	2,150	47,128
Family Dollar Stores, Inc.	1,109	38,061
J.C. Penney Co., Inc.	1,700	123,046
Kohl's Corp.*	2,400	170,472
Macy's, Inc.	3,344	133,024
Nordstrom, Inc.	1,600	81,792
Sears Holdings Corp.*	629	106,616
Target Corp.	6,130	389,868
		1,121,380

Multi-Utilities - 1.1%
Ameren Corp.	1,511	74,054
Centerpoint Energy, Inc.	2,310	40,194
CMS Energy Corp.	1,632	28,070
Consolidated Edison, Inc.	1,884	85,006
Dominion Resources, Inc.	2,523	217,760
DTE Energy Co.	1,295	62,445
Integrys Energy Group, Inc.	430	21,814
KeySpan Corp.	1,284	53,902
NiSource, Inc.	2,040	42,248
PG&E Corp.	2,565	116,195
Public Service Enterprise Group, Inc.	1,900	166,782
Sempra Energy	1,900	112,537
Teco Energy, Inc.	1,532	26,320
Xcel Energy, Inc.	2,946	60,305
		1,107,632

Office Electronics - 0.1%
Xerox Corp.*	6,752	124,777

Oil, Gas & Consumable Fuels - 8.5%
Anadarko Petroleum Corp.	3,341	173,699
Apache Corp.	2,419	197,366
Chesapeake Energy Corp.	2,993	103,558
Chevron Corp.	15,473	1,303,446
ConocoPhillips	11,766	923,631
Consol Energy, Inc.	1,200	55,332
Devon Energy Corp.	3,203	250,763
El Paso Corp.	5,107	87,994
EOG Resources, Inc.	1,800	131,508
Exxon Mobil Corp.	40,559	3,402,089
Hess Corp.	1,900	112,024
Marathon Oil Corp.	4,939	296,142
Murphy Oil Corp.	1,372	81,552
Occidental Petroleum Corp.	6,005	347,569
Peabody Energy Corp.	1,909	92,357
Spectra Energy Corp.	4,504	116,924
Sunoco, Inc.	900	71,712
Valero Energy Corp.	3,953	291,968
Williams Co.'s, Inc.	4,300	135,966
XTO Energy, Inc.	2,666	160,227
		8,335,827

Paper & Forest Products - 0.3%
International Paper Co.	3,136	122,461
MeadWestvaco Corp.	1,400	49,448
Weyerhaeuser Co.	1,601	126,367
		298,276

EQUITY SECURITIES - Cont'd	Shares	Value
Personal Products - 0.2%
Avon Products, Inc.	3,225	$118,519
Estee Lauder Co.'s, Inc.	807	36,726
		155,245

Pharmaceuticals - 6.1%
Abbott Laboratories, Inc.	11,092	593,977
Allergan, Inc.	2,200	126,808
Barr Pharmaceuticals, Inc.*	700	35,161
Bristol-Myers Squibb Co.	14,169	447,174
Eli Lilly & Co.	7,104	396,972
Forest Laboratories, Inc.*	2,300	104,995
Johnson & Johnson	20,853	1,284,962
King Pharmaceuticals, Inc.*	1,800	36,828
Merck & Co., Inc.	15,606	777,179
Mylan Laboratories, Inc.	1,600	29,104
Pfizer, Inc.	50,544	1,292,410
Schering-Plough Corp.	10,726	326,499
Watson Pharmaceuticals, Inc.*	750	24,397
Wyeth	9,686	555,395
		6,031,861

Real Estate Investment Trusts - 1.2%
Apartment Investment & Management Co.	713	35,950
Archstone-Smith Trust	1,600	94,576
AvalonBay Communities, Inc.	600	71,328
Boston Properties, Inc.	900	91,917
Developers Diversified Realty Corp.	900	47,439
Equity Residential	2,094	95,549
General Growth Properties, Inc.	1,760	93,192
Host Hotels & Resorts, Inc.	3,807	88,018
Kimco Realty Corp.	1,700	64,719
Plum Creek Timber Co, Inc.	1,296	53,991
ProLogis	1,900	108,110
Public Storage, Inc.	900	69,138
Simon Property Group, Inc.	1,600	148,864
Vornado Realty Trust	1,000	109,840
		1,172,631

Real Estate Management & Development - 0.1%
CB Richard Ellis Group, Inc.*	1,400	51,100

Road & Rail - 0.8%
Burlington Northern Santa Fe Corp.	2,624	223,407
CSX Corp.	3,193	143,941
Norfolk Southern Corp.	2,900	152,453
Ryder System, Inc.	500	26,900
Union Pacific Corp.	2,000	230,300
		777,001

Semiconductors & Semiconductor Equipment - 2.6%
Advanced Micro Devices, Inc.*	3,963	56,671
Altera Corp.	2,606	57,671
Analog Devices, Inc.	2,357	88,717
Applied Materials, Inc.	9,949	197,687
Broadcom Corp.*	3,350	97,987
Intel Corp.	41,532	986,800
Kla-Tencor Corp.	1,400	76,930
Linear Technology Corp.	1,828	66,137
LSI Corp.*	5,553	41,703
Maxim Integrated Products, Inc.	2,345	78,346

EQUITY SECURITIES - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - Cont'd
MEMC Electronic Materials, Inc.*	1,630	$99,626
Micron Technology, Inc.*	5,500	68,915
National Semiconductor Corp.	2,000	56,540
Novellus Systems, Inc.*	800	22,696
Nvidia Corp.*	2,600	107,406
Teradyne, Inc.*	1,300	22,854
Texas Instruments, Inc.	10,325	388,530
Xilinx, Inc.	2,145	57,422
		2,572,638

Software - 3.2%
Adobe Systems, Inc.*	4,300	172,645
Autodesk, Inc.*	1,700	80,036
BMC Software, Inc.*	1,500	45,450
CA, Inc.	3,009	77,723
Citrix Systems, Inc.*	1,200	40,404
Compuware Corp.*	1,900	22,534
Electronic Arts, Inc.*	2,269	107,369
Intuit, Inc.*	2,504	75,320
Microsoft Corp.	60,607	1,786,088
Novell, Inc.*	2,500	19,475
Oracle Corp.*	28,512	561,972
Symantec Corp.*	6,490	131,098
		3,120,114

Specialty Retail - 1.8%
Abercrombie & Fitch Co.	600	43,788
AutoNation, Inc.*	1,101	24,706
Autozone, Inc.*	400	54,648
Bed Bath & Beyond, Inc.*	1,972	70,972
Best Buy Co., Inc.	2,961	138,190
Circuit City Stores, Inc.	1,041	15,698
Gap, Inc.	3,600	68,760
Home Depot, Inc.	14,212	559,242
Lowe's Co.'s, Inc.	10,839	332,649
Limited Brands, Inc.	2,501	68,653
Office Depot, Inc.*	1,900	57,570
OfficeMax, Inc.	500	19,650
RadioShack Corp.	800	26,512
Sherwin-Williams Co.	816	54,240
Staples, Inc.	5,149	122,186
Tiffany & Co.	900	47,754
TJX Co.'s, Inc.	3,300	90,750
		1,795,968

Textiles, Apparel & Luxury Goods - 0.5%
Coach, Inc.*	2,700	127,953
Jones Apparel Group, Inc.	800	22,600
Liz Claiborne, Inc.	800	29,840
Nike, Inc., Class B	2,800	163,212
Polo Ralph Lauren Corp.	400	39,244
VF Corp.	700	64,106
		446,955

Thrifts & Mortgage Finance - 1.3%
Countrywide Financial Corp.	4,323	157,141
Fannie Mae	7,077	462,340
Freddie Mac	4,764	289,175
Hudson City Bancorp, Inc.	3,491	42,660
MGIC Investment Corp.	600	34,116
Sovereign Bancorp, Inc.	2,641	55,831
Washington Mutual, Inc.	6,402	272,981
		1,314,244

EQUITY SECURITIES - Cont'd	Shares	Value
Tobacco - 1.2%
Altria Group, Inc.	15,142	$1,062,060
Reynolds American, Inc.	1,300	84,760
UST, Inc.	1,100	59,081
		1,205,901

Trading Companies & Distributors - 0.0%
W.W. Grainger, Inc.	500	46,525

Wireless Telecommunication Services - 0.6%
Alltel Corp.	2,488	168,064
Sprint Nextel Corp.	20,832	431,431
		599,495

Total Equity Securities (Cost $80,751,872)		96,515,797

Money Market Funds - 1.7%
AIM STIT STIC Prime Fund	1,667,128	1,667,128
Federated Prime Obligations Fund	16	16

Total Money Market Funds (Cost $1,667,144)		1,667,144

	Principal
U.S. Treasury - 0.1%	Amount
United States Treasury Bills, 9/13/07 #	$100,000	99,078

Total U.S. Treasury (Cost $99,078)		99,078

TOTAL INVESTMENTS (Cost $82,518,094) - 100.1%		98,282,019
Other assets and liabilities, net - (0.1%)		(134,861)
Net Assets - 100%		$98,147,158

Net Assets Consist of:
Paid-in capital applicable to 600,769 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$113,628,339
Undistributed net investment income		941,243
Accumulated net realized gain (loss) on investments		(32,167,005)
Net unrealized appreciation (depreciation) on investments		15,744,581

Net Assets		$98,147,158

Net Asset Value Per Share		$163.37

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
E-mini S&P 500#	24	9/07	$1,818,480	($19,344)

* Non-income producing security.

# Futures collateralized by 100,000 units of U.S. Treasury Bills.

See notes to financial statements.

Index 500 Portfolio
Statement of Operations
Six Months Ended June 30, 2007

Net Investment Income
Investment Income:
Dividend income	$924,321
Interest income	27,748
Total investment income	952,069

Expenses:
Investment advisory fee	117,913
Transfer agent fees and expenses	7,370
Accounting fees	7,926
Directors' fees and expenses	5,456
Administrative fees	24,565
Custodian fees	25,494
Reports to shareholders	22,677
Professional fees	12,127
Contract services	10,824
Miscellaneous	9,824
Total expenses	244,176
Reimbursement from Advisor	(55,655)
Fees paid indirectly	(1,825)
Net expenses	186,696

Net Investment Income	765,373

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	533,752
Futures	45,777
579,529

Change in unrealized appreciation (depreciation) on:
Investments	5,197,978
Futures	(20,630)
5,177,348

Net Realized and Unrealized Gain
(Loss)	5,756,877

Increase (Decrease) in Net Assets
Resulting From Operations	$6,522,250

See notes to financial statements.

Index 500 Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$765,373	$1,571,002
Net realized gain (loss) on investments	579,529	(1,445,802)
Change in unrealized appreciation (depreciation)	5,177,348	14,022,451

Increase (Decrease) in Net Assets
Resulting From Operations	6,522,250	$14,147,651

Distributions to shareholders from:
Net investment income	--	(1,566,676)

Capital share transactions:
Shares sold	1,139,538	7,821,001
Reinvestment of distributions	--	1,566,674
Shares redeemed	(9,346,169)	(25,445,224)
Total capital share transactions	(8,206,631)	(16,057,549)

Total Increase (Decrease) in Net Assets	(1,684,381)	(3,476,574)

Net Assets
Beginning of period	99,831,539	103,308,113
End of period (including undistributed net investment income of $941,243 and $175,870, respectively)	$98,147,158	$99,831,539

Capital Share Activity
Shares sold	7,219	56,077
Reinvestment of distributions	--	10,196
Shares redeemed	(59,126)	(180,650)
Total capital share activity	(51,907)	(114,377)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Index 500 Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2007, no securities were fair valued under the direction of the Board of Directors.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .24% of the Portfolio's average daily net assets. Under the terms of the agreement, $19,683 was payable at period end. In addition, $968 was payable at period end for operating expenses paid by the Advisor during June 2007.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2008. The contractual expense cap is .38%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $4,101 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $6,213 for six months ended June 30, 2007. Under the terms of the agreement, $1,030 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $1,253,214 and $9,158,360, respectively.

The cost of investments owned at June 30, 2007 for federal income tax purposes was $90,529,753. Net unrealized appreciation aggregated $7,752,266, of which $25,409,932 related to appreciated securities and $17,657,666 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $4,509,591, $12,775,077, $2,110,080, $960,576, $2,529,937 and $1,667,935 at December 31, 2006 may be utilized to offset future capital gains until expiration in December 2009, December 2010, December 2011, December 2012, December 2013, and December 2014, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the Agreement during the six months ended June 30, 2007.

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Index 500 Portfolio	2007	2006	2005
Net asset value, beginning	$152.96	$134.68	$130.81
Income from investment operations
Net investment income	1.30	2.48	2.16
Net realized and unrealized gain (loss)	9.11	18.23	3.84
Total from investment operations	10.41	20.71	6.00
Distributions from
Net investment income	--	(2.43)	(2.13)
Total distributions	--	(2.43)	(2.13)
Total increase (decrease) in net asset value	10.41	18.28	3.87
Net asset value, ending	$163.37	$152.96	$134.68

Total return*	6.81%	15.37%	4.58%
Ratios to average net assets:A
Net investment income	1.56% (a)	1.58%	1.49%
Total expenses	.50% (a)	.46%	.49%
Expenses before offsets	.38% (a)	.39%	.38%
Net expenses	.38% (a)	.38%	.38%
Portfolio turnover	1%	5%	5%
Net assets, ending (in thousands)	$98,147	$99,832	$103,308

		Years Ended
	December 31,	December 31,	December 31,
Index 500 Portfolio	2004	2003	2002
Net asset value, beginning	$120.38	$95.07	$124.30
Income from investment operations
Net investment income	2.15	1.47	1.45
Net realized and unrealized gain (loss)	10.50	25.38	(29.16)
Total from investment operations	12.65	26.85	(27.71)
Distributions from
Net investment income	(2.22)	(1.54)	(1.52)
Total distributions	(2.22)	(1.54)	(1.52)
Total increase (decrease) in net asset value	10.43	25.31	(29.23)
Net asset value, ending	$130.81	$120.38	$95.07

Total return*	10.50%	28.24%	(22.29%)
Ratios to average net assets:A
Net investment income	1.63%	1.40%	1.22%
Total expenses	.53%	.46%	.48%
Expenses before offsets	.40%	.38%	.39%
Net expenses	.38%	.38%	.38%
Portfolio turnover	4%	6%	9%
Net assets, ending (in thousands)	$118,143	$119,370	$95,894

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)     Annualized.

*     Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting Disclosure

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

Initial Approval Of New Investment Subadvisory Agreement

At a meeting held on March 8, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Subadvisory Agreement ("Subadvisory Agreement") between the Advisor and Summit Investment Partners, Inc. ("Summit") with respect to the Portfolio.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the Subadvisory Agreement with management and also met in a private executive session with their counsel at which no representatives of management were present.

In evaluating the Subadvisory Agreement, the Board of Directors reviewed information provided Summit relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, Summit provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Directors approved the Subadvisory Agreement between the Advisor and Summit based on a number of factors relating to Summit's ability to perform under the Subadvisory Agreement. In the course of its deliberations, the Board of Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by Summit; Summit's management style; Summit's long-term performance record in employing its investment strategies; Summit's current level of staffing and its overall resources; the qualifications and experience of Summit's personnel; Summit's historical performance information; Summit's financial condition with respect to its ability to perform the services required under the Subadvisory Agreement; Summit's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board of Directors concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by Summit under the Subadvisory Agreement.

In considering Summit's comparable performance with similarly managed funds, the Board of Directors noted that Summit had demonstrated the ability to produce a low portfolio tracking error.

In considering the cost of services to be provided by Summit and the profitability to Summit of its relationship with the Portfolio, the Board of Directors noted that the Advisor and Summit were affiliated and the subadvisory fee under the Subadvisory Agreement would be paid by the Advisor out of the advisory fee that it received under the Investment Advisory Agreement. The Board of Directors also noted that the Advisor had agreed to add breakpoints to its advisory fee schedule that corresponded to breakpoints in Summit's proposed subadvisory fee schedule. The Board of Directors took into account that the subadvisory fee under the Subadvisory Agreement with Summit would include breakpoints at certain asset levels unlike the subadvisory fee schedule under the Investment Subadvisory Agreement with SSgA Funds Management, Inc., the Portfolio's then-current subadvisor. Based upon its review, the Board of Directors determined that the subadvisory fee was reasonable. Because the Advisor would pay Summit's subadvisory fee, the costs of services to be provided by Summit and the profitability to Summit of its relationship with the Portfolio were not material factors in the Board of Directors' deliberations. For similar reasons, the Board of Directors did not consider the potential economies of scale in Summit's management of the Portfolio to be a material factor in its consideration, although the Board of Directors noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In approving the Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

The Board of Directors reached the following conclusions regarding the Subadvisory Agreement, among others: (a) Summit is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (b) Summit maintains an appropriate compliance program; (c) the affiliation between the Advisor and Summit will allow for greater oversight of Summit; and (d) the subadvisory fee to be paid by the Advisor to Summit is reasonable relative to those of similar funds and to the services to be provided by Summit. Based on its conclusions, the Board of Directors determined that approval of the Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

In considering the affiliation between the Advisor and Summit (due to common ownership by UNIFI Mutual Holding Company), the Board of Directors, including a majority of the disinterested Directors, determined that the selection of Summit to serve as subadvisor to the Portfolio, was in the best interests of the Portfolio and its shareholders and did not involve a conflict of interest from which the Advisor or Summit would derive an inappropriate advantage.

A special meeting was held on June 25, 2007 by the Ameritas Index 500 Portfolio of Calvert Variable Series, Inc. for the purpose of approving a new Investment Sub-Advisory Agreement with Summit Investment Partners, Inc. The voting results were as follows:

For	570,839.940 shares (92.594% of outstanding)
Against	11,144.711 shares (1.808% of outstanding)
Abstain	34,512.954 shares (5.598% of outstanding)


Ameritas
Midcap Growth
Portfolio

Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report

June 30, 2007

Ameritas

A UNIFI Company

Ameritas Midcap Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2007

3	Economic Sectors
4	Shareholder Expense Example
5	Statement of Net Assets
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
14	Financial Highlights
15	Explanation of Financial Tables
16	Proxy Voting and Availability of Quarterly Portfolio Holdings

Midcap Growth Portfolio
Economic Sectors
June 30, 2007

Economic Sectors	% of Total Investments
Consumer Discretionary	19.0%
Consumer Staples	1.1%
Energy	8.3%
Financials	9.2%
Health Care	12.4%
Industrials	10.9%
Information Technology	24.2%
Materials	3.7%
Telecommunication Services	2.7%
U.S. Government Agency Obligations	7.5%
Utilities	1.0%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/07	6/30/07	1/1/07 - 6/30/07
Actual	$1,000.00	$1,166.00	$5.05
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.13	$4.71

*     Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 181/365.

Midcap Growth Portfolio
Statement of Net Assets
June 30, 2007
Equity Securities - 92.1%		Shares	Value
Aerospace & Defense - 1.6%
BE Aerospace, Inc.*		31,250	$1,290,625

Automobiles - 1.5%
Oshkosh Truck Corp.		19,000	1,195,480

Biotechnology - 3.0%
Metabolix, Inc.*		24,081	602,747
Onyx Pharmaceuticals, Inc.*		12,700	341,630
Regeneron Pharmaceuticals, Inc.*		19,300	345,856
United Therapeutics Corp.*		16,850	1,074,356
			2,364,589

Capital Markets - 4.3%
Affiliated Managers Group, Inc.*		4,650	598,734
AllianceBernstein Holding LP		250	544,313
GFI Group, Inc.*		15,100	1,094,448
Lazard Ltd.		19,350	871,330
NYSE Euronext		4,550	334,971
			3,443,796

Chemicals - 1.1%
Mosaic Co.*		13,150	513,113
Nalco Holding Co.		13,400	367,830
			880,943

Commercial Banks - 0.9%
Boston Private Financial Holdings, Inc.		26,450	710,711

Commercial Services & Supplies - 1.5%
Allied Waste Industries, Inc.*		88,105	1,185,893

Communications Equipment - 1.7%
Research In Motion Ltd.*		6,901	1,380,131

Computers & Peripherals - 2.6%
Apple, Inc.*		11,850	1,446,174
SanDisk Corp.*		13,300	650,902
			2,097,076

Construction & Engineering - 1.1%
Aecom Technology Corp.*		1,300	32,253
Chicago Bridge & Iron Co. NV		23,150	873,681
			905,934

Diversified Consumer Services - 2.4%
Apollo Group, Inc.*		12,050	704,082
Sotheby's		25,950	1,194,219
			1,898,301

Diversified Financial Services - 1.9%
Chicago Mercantile Exchange Holdings, Inc.		1,400	748,104
IntercontinentalExchange, Inc.*		5,150	761,428
			1,509,532

Energy Equipment & Services - 4.1%
Baker Hughes, Inc.		4,500	378,585
Cameron International Corp.*		5,450	389,512
LDK Solar Co. Ltd. (ADR)*		300	9,390

Equity Securities - Cont'd		Shares	Value
Energy Equipment & Services - Cont'd
National Oilwell Varco, Inc.*		11,100	$1,157,064
Transocean, Inc.*		12,750	1,351,245
			3,285,796

Food & Staples Retailing - 1.0%
Whole Foods Market, Inc.		21,600	827,280

Health Care Equipment & Supplies - 2.2%
Hologic, Inc.*		7,200	398,232
Intuitive Surgical, Inc.*		5,350	742,419
Zimmer Holdings, Inc.*		6,950	589,986
			1,730,637

Health Care Providers & Services - 3.8%
Brookdale Senior Living, Inc.		8,800	401,016
Health Net, Inc.*		20,900	1,103,520
McKesson Corp.		12,600	751,464
Psychiatric Solutions, Inc.*		22,420	812,949
			3,068,949

Health Care Technology - 1.0%
Allscripts Healthcare Solutions, Inc.*		31,750	808,990

Hotels, Restaurants & Leisure - 8.4%
Cheesecake Factory, Inc.*		13,950	342,054
Hilton Hotels Corp.		22,700	759,769
MGM Mirage*		4,700	387,656
Orient-Express Hotels Ltd.		33,550	1,791,570
Penn National Gaming, Inc.*		12,800	769,152
Scientific Games Corp.*		27,000	943,650
Starbucks Corp.*		43,950	1,153,248
Vail Resorts, Inc.*		8,600	523,482
			6,670,581

Industrial Conglomerates - 2.4%
McDermott International, Inc.*		11,125	924,710
Textron, Inc.		9,200	1,013,012
			1,937,722

Insurance - 1.1%
National Financial Partners Corp.		18,150	840,527

Internet & Catalog Retail - 2.2%
Expedia, Inc.*		34,650	1,014,898
Shutterfly, Inc.*		33,938	731,364
			1,746,262

Internet Software & Services - 2.6%
comScore, Inc.*		300	6,945
DealerTrack Holdings, Inc.*		18,629	686,292
On2 Technologies, Inc.*		108,050	324,150
SINA Corp.*		25,900	1,084,174
			2,101,561

IT Services - 0.5%
Cognizant Technology Solutions Corp.*		4,350	326,642
Data Domain, Inc.*		950	21,850
			348,492

Life Sciences - Tools & Services - 2.0%
Affymetrix, Inc.*		47,100	1,172,319
InterMune, Inc.*		14,950	387,803
			1,560,122

Equity Securities - Cont'd		Shares	Value
Machinery - 2.8%
Bucyrus International, Inc.		8,450	$598,091
ITT Corp.		16,550	1,130,034
Joy Global, Inc.		7,850	457,891
			2,186,016

Media - 2.5%
Bally Technologies, Inc.*		31,200	824,304
DreamWorks Animation SKG, Inc.*		19,550	563,822
Regal Entertainment Group		25,500	559,215
			1,947,341

Metals & Mining - 3.4%
Southern Copper Corp.	,	3,250	306,345
Teck Cominco Ltd., Class B		9,400	399,500
Thompson Creek Metals Co., Inc.*		42,250	633,621
Titanium Metals Corp.*		22,000	701,800
Uranium One, Inc.*		50,750	647,527
			2,688,793

Multi-Utilities - 1.0%
Veolia Environnement (ADR)		10,500	823,305

Oil, Gas & Consumable Fuels - 3.3%
Paladin Resources Ltd.*		53,850	374,796
Peabody Energy Corp.		24,650	1,192,567
Petrobank Energy & Resources Ltd.*		21,100	530,897
Valero Energy Corp.		7,700	568,722
			2,666,982

Pharmaceuticals - 0.4%
Neurocrine Biosciences, Inc.*		29,600	332,408

Real Estate Management & Development - 1.0%
Jones Lang LaSalle, Inc.		7,150	811,525

Semiconductors & Semiconductor Equipment - 8.6%
Atheros Communications, Inc.*		30,330	935,377
Lam Research Corp.*		11,150	573,110
Maxim Integrated Products, Inc.		11,800	394,238
MEMC Electronic Materials, Inc.*		27,300	1,668,576
ON Semiconductor Corp.*		159,200	1,706,624
SiRF Technology Holdings, Inc.*		18,250	378,505
Spreadtrum Communications, Inc. (ADR)*		750	10,898
Tessera Technologies, Inc.*		30,100	1,220,555
			6,887,883

Software - 8.0%
Activision, Inc.*		52,050	971,773
Adobe Systems, Inc.*		22,850	917,427
NAVTEQ Corp.*		12,750	539,835
Net 1 UEPS Technologies, Inc.*		48,850	1,179,728
Nintendo Co. Ltd. (ADR)		36,050	1,647,485
Solera Holdings, Inc.*		22,550	437,019
Synchronoss Technologies, Inc.*		24,759	726,429
			6,419,696

Specialty Retail - 2.7%
GameStop Corp.*		27,302	1,067,508
PetSmart, Inc.,		8,050	261,223
Urban Outfitters, Inc.*		34,900	838,647
			2,167,378

Equity Securities - Cont'd		Shares	Value
Textiles, Apparel & Luxury Goods - 0.8%
Iconix Brand Group, Inc.*		29,200	$648,824

Wireless Telecommunication Services - 2.7%
NII Holdings, Inc.*		12,950	1,045,583
SBA Communications Corp.*		33,219	1,115,826
			2,161,409

Total Equity Securities (Cost $65,707,951)			73,531,490

		Principal
U.S. Government Agencies And Instrumentalities - 7.5%		Amount
Federal Home Loan Bank Discount Notes:
7/2/07		$2,800,000	2,799,626
7/3/07		1,100,000	1,099,697
7/6/07		2,100,000	2,098,571

Total U.S. Government Agencies and Instrumentalities (Cost $5,997,894)			5,997,894

TOTAL INVESTMENTS (Cost $71,705,845) - 99.6%			79,529,384
Other assets and liabilities, net - 0.4%			320,691
Net Assets - 100%			$79,850,075

Net Assets Consist Of:
Paid-in capital applicable to 1,904,284 shares of common stock outstanding; $0.01 par value,
1,000,000,000 shares authorized			$59,662,009
Undistributed net investment income (loss)			(67,684)
Accumulated net realized gain (loss) on investments and foreign currency transactions			12,432,209
Net unrealized appreciation (depreciation) on investments			7,823,541

Net Assets			$79,850,075

Net Asset Value Per Share			$41.93

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt

See notes to financial statements.

Midcap Growth Portfolio
Statement of Operations
Six Months Ended June 30, 2007
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $5,207)	$232,491
Interest income	54,884
Total investment income	287,375

Expenses:
Investment advisory fee	302,177
Transfer agent fees and expenses	5,666
Accounting fees	6,119
Directors' fees and expenses	4,189
Administrative fees	18,886
Custodian fees	19,947
Reports to shareholders	21,580
Professional fees	11,381
Miscellaneous	10,081
Total expenses	400,026
Reimbursement from Advisor	(41,367)
Fees paid indirectly	(3,600)
Net expenses	355,059

Net Investment Income (Loss)	(67,684)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	9,042,816

Change in unrealized appreciation (depreciation):
Investments	2,681,330
Assets and liabilities denominated in foreign currencies	3
2,681,333

Net Realized and Unrealized Gain
(Loss)	11,724,149

Increase (Decrease) in Net Assets
Resulting From Operations	$11,656,465

See notes to financial statements.

Midcap Growth Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	($67,684)	($281,294)
Net realized gain (loss) on investments	9,042,816	9,290,814
Change in unrealized appreciation or (depreciation)	2,681,333	(2,609,054)

Increase (Decrease) in Net Assets
Resulting From Operations	11,656,465	6,400,466

Distributions to shareholders
From capital gains	--	(8,096,829)

Capital share transactions:
Shares sold	2,332,615	5,008,859
Shares reinvested	--	8,096,830
Shares redeemed	(7,022,301)	(14,741,891)
Total capital share transactions	(4,689,686)	(1,636,202)

Total Increase (Decrease) in Net Assets	6,966,779	(3,332,565)

Net Assets
Beginning of period	72,883,296	76,215,861
End of period (including undistributed net investment loss of $67,684 and $0, respectively)	$79,850,075	$72,883,296

Capital Share Activity
Shares sold	59,123	130,622
Shares reinvested	--	224,041
Shares redeemed	(181,394)	(388,092)
Total capital share activity	(122,271)	(33,429)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Midcap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2007, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the Portfolio's average daily net assets. Under the terms of the agreement, $52,310 was payable at period end. In addition, $1,804 was payable at period end for operating expenses paid by the Advisor during June 2007.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2008. The contractual expense cap is .94%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $3,269 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $4,616 for the six months ended June 30, 2007. Under the terms of the agreement $754 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $96,393,012 and $107,260,576.

The cost of investments owned at June 30, 2007 for federal income tax purposes was $71,875,702. Net unrealized appreciation aggregated $7,653,681, of which $9,194,741 related to appreciated securities and $1,541,060 related to depreciated securities.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2007. For the six months ended June 30, 2007, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$9,001	5.87%	$397,709	May 2007

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Midcap Growth Portfolio	2007	2006	2005
Net asset value, beginning	$35.96	$37.00	$35.71
Income from investment operations
Net investment income (loss)	(.04)	(.14)	(.10)
Net realized and unrealized gain (loss)	6.01	3.58	4.14
Total from investment operations	5.97	3.44	4.04
Distributions from
Net realized gain	--	(4.48)	(2.75)
Total distributions	--	(4.48)	(2.75)
Total increase (decrease) in net asset value	5.97	(1.04)	1.29
Net asset value, ending	$41.93	$35.96	$37.00

Total return*	16.60%	9.25%	11.27%
Ratios to average net assets: A
Net investment income (loss)	(.18%) (a)	(.38%)	(.29%)
Total expenses	1.06% (a)	1.03%	1.06%
Expenses before offsets	.95% (a)	.95%	.95%
Net expenses	.94% (a)	.94%	.94%
Portfolio turnover	130%	295%	225%
Net assets, ending (in thousands)	$79,850	$72,883	$76,216

		Years Ended
	December 31,	December 31,	December 31,
Midcap Growth Portfolio	2004	2003	2002
Net asset value, beginning	$31.49	$21.38	$30.50
Income from investment operations
Net investment income (loss)	(.22)	(.19)	(.18)
Net realized and unrealized gain (loss)	4.44	10.30	(8.94)
Total from investment operations	4.22	10.11	(9.12)
Distributions from
Net realized gain	--	--	--
Total distributions	--	--	--
Total increase (decrease) in net asset value	4.22	10.11	(9.12)
Net asset value, ending	$35.71	$31.49	$21.38

Total return*	13.40%	47.29%	(29.90%)
Ratios to average net assets: A
Net investment income (loss)	(.65%)	(.73%)	(.60%)
Total expenses	1.06%	1.04%	1.05%
Expenses before offsets	.94%	.94%	.94%
Net expenses	.94%	.94%	.94%
Portfolio turnover	230%	213%	325%
Net assets, ending (in thousands)	$75,868	$74,051	$52,917

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)      Annualized.

*     Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Midcap Value
Portfolio (Formerly Focused Midcap Value Portfolio)

Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report

June 30, 2007

Ameritas

A UNIFI Company

Ameritas Midcap Value Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2007

3	Economic Sectors
4	Shareholder Expense Example
5	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Basis for Board's Approval of Investment Advisory Contract

Midcap Value Portfolio
Economic Sectors
June 30, 2007

Economic Sectors	% of Total Investments
Consumer Discretionary	14.6%
Consumer Staples	4.5%
Energy	10.7%
Financials	21.4%
Health Care	4.3%
Industrials	18.9%
Information Technology	8.0%
Materials	7.5%
Telecommunications Services	3.2%
Utilities	6.9%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/07	6/30/07	1/1/07 - 6/30/07
Actual	$1,000.00	$1,091.50	$5.64
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.40	$5.45

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 181/365.

Midcap Value Portfolio
Statement of Net Assets
June 30, 2007

Equity Securities - 99.4%	Shares	Value
Aerospace & Defense - 0.7%
Goodrich Corp.	7,768	$462,662

Airlines - 0.8%
AMR Corp.*	6,404	168,745
Continental Airlines, Inc., Class B*	5,961	201,899
UAL Corp.*	1,455	59,058
US Airways Group, Inc.*	4,065	123,048
		552,750

Auto Components - 0.7%
Johnson Controls, Inc.	2,557	296,024
Magna International, Inc.	1,672	152,135
		448,159

Automobiles - 2.6%
Ford Motor Co.	159,861	1,505,891
General Motors Corp.	5,667	214,212
		1,720,103

Building Products - 2.3%
American Standard Co's, Inc.	20,392	1,202,720
USG Corp.*	5,922	290,415
		1,493,135

Capital Markets - 0.3%
Invesco plc (ADR)	7,223	186,715

Chemicals - 5.4%
Eastman Chemical Co.	12,234	787,013
Imperial Chemical Industries plc (ADR)	6,530	322,582
Lubrizol Corp.	5,738	370,388
Lyondell Chemical Co.	10,488	389,315
Mosaic Co.*	22,026	859,454
PPG Industries, Inc.	10,487	798,166
		3,526,918

Commercial Banks - 1.5%
Comerica, Inc.	7,025	417,777
Huntington Bancshares, Inc.	8,509	193,495
Regions Financial Corp.	10,983	363,537
		974,809

Commercial Services & Supplies - 1.9%
Deluxe Corp.	7,282	295,722
Dun & Bradstreet Corp.	2,038	209,873
Mohawk Industries, Inc.*	2,163	218,009
Pitney Bowes, Inc.	3,494	163,589
Ritchie Bros. Auctioneers, Inc.	5,640	353,177
		1,240,370

Communications Equipment - 0.7%
Tellabs, Inc.*	45,100	485,276

Construction & Engineering - 1.4%
Chicago Bridge & Iron Co. NV	9,807	370,116
Fluor Corp.	4,660	518,984
Insituform Technologies, Inc.*	2,621	57,164
		946,264

Equity Securities - Cont'd	Shares	Value
Distributors - 0.2%
Genuine Parts Co.	3,049	$151,230

Diversified Telecommunication Services - 3.2%
CenturyTel, Inc.	14,372	704,946
Embarq Corp.	2,275	144,167
Qwest Communications International, Inc.*	75,261	730,032
Windstream Corp.	33,503	494,504
		2,073,649

Electric Utilities - 2.7%
American Electric Power Co., Inc.	7,768	349,871
Edison International	9,807	550,369
Pinnacle West Capital Corp.	10,292	410,136
PPL Corp.	9,807	458,869
		1,769,245

Electrical Equipment - 1.6%
Cooper Industries Ltd.	10,972	626,391
Rockwell Automation, Inc.	6,408	444,972
		1,071,363

Electronic Equipment & Instruments - 0.8%
Celestica, Inc.*	31,579	197,369
Solectron Corp.*	80,840	297,491
		494,860

Energy Equipment & Services - 3.6%
BJ Services Co.	10,785	306,725
Cameron International Corp.*	8,410	601,063
ENSCO International, Inc.	2,473	150,878
Nabors Industries Ltd.*	4,650	155,217
National Oilwell Varco, Inc.*	3,276	341,490
Smith International, Inc.	3,957	232,039
Weatherford International Ltd.*	10,884	601,232
		2,388,644

Food Products - 1.4%
Del Monte Foods Co.	25,825	314,032
Tyson Foods, Inc.	25,924	597,289
		911,321

Gas Utilities - 0.3%
Questar Corp.	3,882	205,164

Health Care Equipment & Supplies - 0.3%
Hospira, Inc.*	5,541	216,321

Health Care Providers & Services - 2.6%
Health Management Associates, Inc.	27,210	309,106
Health Net, Inc.*	10,944	577,843
Humana, Inc.*	5,442	331,472
McKesson Corp.	3,364	200,629
Omnicare, Inc.	8,212	296,125
		1,715,175

Hotels, Restaurants & Leisure - 1.8%
Hilton Hotels Corp.	13,281	444,515
Royal Caribbean Cruises Ltd.	17,610	756,878
		1,201,393

Equity Securities - Cont'd	Shares	Value
Household Durables - 1.6%
Stanley Works	9,247	$561,293
Whirlpool Corp.	4,623	514,078
		1,075,371

Independent Power Producers & Energy Traders - 1.2%
DPL, Inc.	3,592	101,797
Energy East Corp.	14,177	369,878
Mirant Corp.*	7,282	310,577
		782,252

Industrial Conglomerates - 3.0%
McDermott International, Inc.*	15,621	1,298,418
Reddy Ice Holdings, Inc.	9,696	276,530
Textron, Inc.	3,494	384,724
		1,959,672

Insurance - 17.0%
ACE Ltd.	20,680	1,292,914
Ambac Financial Group, Inc.	2,968	258,780
AON Corp.	33,635	1,433,187
Axis Capital Holdings Ltd.	16,425	667,676
Everest Re Group Ltd.	15,138	1,644,592
Lincoln National Corp.	9,696	687,931
Loews Corp.	17,810	907,954
MBIA, Inc.	3,858	240,045
PartnerRe Ltd.	14,446	1,119,565
Torchmark Corp.	6,332	424,244
Willis Group Holdings Ltd.	9,894	435,930
XL Capital Ltd.	24,054	2,027,512
		11,140,330

Internet Software & Services - 0.6%
McAfee, Inc.*	11,378	400,506

IT Services - 1.9%
Computer Sciences Corp.*	9,498	561,807
Electronic Data Systems Corp.	25,612	710,220
		1,272,027

Leisure Equipment & Products - 1.1%
Eastman Kodak Co.	16,725	465,457
Hasbro, Inc.	7,870	247,196
		712,653

Machinery - 6.2%
AGCO Corp.*	20,651	896,460
Eaton Corp.	13,400	1,246,200
Ingersoll-Rand Co. Ltd.	20,586	1,128,525
Manitowoc Co., Inc.	6,214	499,481
Terex Corp.*	3,300	268,290
		4,038,956

Media - 3.0%
Interpublic Group of Co.'s, Inc.*	32,959	375,732
National CineMedia, Inc.*	9,993	279,904
Regal Entertainment Group	24,561	538,623
RH Donnelley Corp.*	9,870	747,949
		1,942,208

Equity Securities - Cont'd	Shares	Value
Metals & Mining - 1.6%
Freeport-McMoRan Copper & Gold, Inc.	8,311	$ 688,317
Nucor Corp.	6,233	365,565
		1,053,882

Multiline Retail - 1.4%
Family Dollar Stores, Inc.	18,693	641,544
Macy's, Inc.	7,083	281,762
		923,306

Multi-Utilities - 2.7%
Consolidated Edison, Inc.	7,088	319,811
DTE Energy Co.	7,476	360,493
NiSource, Inc.	18,936	392,164
Sempra Energy	11,167	661,421
		1,733,889

Oil, Gas & Consumable Fuels - 7.0%
El Paso Corp.	35,225	606,927
Enbridge, Inc.	18,305	618,343
GlobalSantaFe Corp.	15,183	1,096,972
Hess Corp.	5,738	338,312
Newfield Exploration Co.*	9,597	437,143
Pioneer Natural Resources Co.	11,477	559,045
Southwestern Energy Co.*	14,149	629,630
Sunoco, Inc.	4,056	323,182
		4,609,554

Paper & Forest Products - 0.5%
MeadWestvaco Corp.	8,806	311,028

Pharmaceuticals - 1.4%
King Pharmaceuticals, Inc.*	12,071	246,973
Mylan Laboratories, Inc.	26,008	473,085
Watson Pharmaceuticals, Inc.*	6,134	199,539
		919,597

Real Estate Investment Trusts - 2.2%
Boston Properties, Inc.	1,583	161,672
Equity Residential	10,983	501,154
Rayonier, Inc.	10,983	495,772
Simon Property Group, Inc.	2,869	266,932
		1,425,530

Real Estate Management & Development - 0.4%
St. Joe Co.	5,442	252,182

Road & Rail - 1.6%
CSX Corp.	18,547	836,099
Kansas City Southern*	5,826	218,708
		1,054,807

Semiconductors & Semiconductor Equipment - 3.2%
Intersil Corp.	16,953	533,341
LSI Corp.*	18,995	142,653
Maxim Integrated Products, Inc.	5,173	172,830
Microchip Technology, Inc.	9,202	340,842
Micron Technology, Inc.*	18,610	233,183
National Semiconductor Corp.	23,146	654,338
		2,077,187

Equity Securities - Cont'd	Shares	Value
Software - 0.7%
BMC Software, Inc.*	15,534	$ 470,680

Textiles, Apparel & Luxury Goods - 1.7%
Liz Claiborne, Inc.	10,330	385,309
VF Corp.	8,067	738,776
		1,124,085

Tobacco - 2.6%
Loews Corp. - Carolina Group	17,414	1,345,580
Reynolds American, Inc.	6,035	393,482
		1,739,062

Total Equity Securities (Cost $62,097,845)		65,254,290

TOTAL INVESTMENTS (Cost $62,097,845) - 99.4%		65,254,290
Other assets and liabilities, net - 0.6%		368,279
Net Assets - 100%		$65,622,569

Net Assets Consist of:
Paid-in capital applicable to 2,558,669 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$49,539,986
Undistributed net investment income		124,275
Accumulated net realized gain (loss) on investments		12,801,863
Net unrealized appreciation (depreciation) on investments		3,156,445

Net Assets		$65,622,569

Net Asset Value Per Share		$25.65

Abbreviations:
ADR: American Depositary Receipt

*     Non-income producing

See notes to financial statements.

Midcap Value Portfolio
Statement of Operations
Six Months Ended June 30, 2007

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $1,066)	$403,786
Interest income	51,189
Total investment income	454,975

Expenses:
Investment advisory fee	292,673
Transfer agent fees and expenses	4,769
Accounting fees	5,386
Directors' fees and expenses	3,748
Administrative fees	15,906
Custodian fees	9,233
Reports to shareholders	15,440
Professional fees	10,356
Miscellaneous	7,865
Total expenses	365,376
Fees waived	(11,127)
Fees paid indirectly	(7,985)
Net expenses	346,264

Net Investment Income	108,711

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	9,974,967
Foreign currency transactions	185
9,975,152

Change in unrealized appreciation (depreciation) on:
Investments	(4,395,836)

Net Realized and Unrealized Gain
(Loss)	5,579,316

Increase (Decrease) in Net Assets
Resulting From Operations	$5,688,027

See notes to financial statements.

Midcap Value Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$108,711	$42,080
Net realized gain (loss) on investments	9,975,152	5,775,025
Change in unrealized appreciation (depreciation)	(4,395,836)	1,329,332

Increase (Decrease) in Net Assets
Resulting From Operations	5,688,027	7,146,437

Distributions to shareholders from:
Net investment income	--	(44,368)
Net realized gain	--	(4,052,359)
Total distributions	--	(4,096,727)

Capital share transactions:
Shares sold	3,307,299	10,330,225
Reinvestment of distributions	--	4,096,710
Shares redeemed	(4,812,537)	(3,692,049)
Total capital share transactions	(1,505,238)	10,734,886

Total Increase (Decrease) in Net Assets	4,182,789	13,784,596

Net Assets
Beginning of period	61,439,780	47,655,184
End of period (including undistributed net investment income of $124,275 and $15,564, respectively)	$65,622,569	$61,439,780

Capital Share Activity
Shares sold	138,635	449,057
Reinvestment of distributions	--	173,516
Shares redeemed	(194,993)	(159,053)
Total capital share activity	(56,358)	463,520

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas MidCap Value (formerly Focused MidCap Value) Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2007, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.92% of the Portfolio's average daily net assets. Under terms of the agreement, $50,224 was payable at period end. In addition $7,953 was payable at period end for operating expenses paid by the Advisor during June 2007. For the six months ended June 30, 2007, the Advisor waived $11,127 of its fee.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $2,730 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $3,764 for the six months ended June 30, 2007. Under the terms of the agreement, $644 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $68,711,046 and $67,014,309, respectively.

The cost of investments owned at June 30, 2007 for federal income tax purposes was $62,097,845. Net unrealized appreciation aggregated $3,156,445, of which $4,485,335 related to appreciated securities and $1,328,890 related to depreciated securities.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2007. For the six months ended June 30, 2007, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$3,487	5.83%	$427,798	March 2007

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Midcap Value Portfolio	2007	2006	2005
Net asset value, beginning	$23.49	$22.15	$21.53
Income from investment operations
Net investment income	.04	.02	.03
Net realized and unrealized gain (loss)	2.12	3.00	1.22
Total from investment operations	2.16	3.02	1.25
Distributions from:
Net investment income	--	(.02)	(.03)
Net realized gains	--	(1.66)	(.60)
Total distributions	--	(1.68)	(.63)
Total increase (decrease) in net asset value	2.16	1.34	.62
Net asset value, ending	$25.65	$23.49	$22.15

Total return*	9.20%	13.59%	5.80%
Ratios to average net assets: A
Net investment income	.34% (a)	.08%	.15%
Total expenses	1.15% (a)	1.15%	1.20%
Expenses before offsets	1.11% (a)	1.15%	1.20%
Net expenses	1.09% (a)	1.11%	1.15%
Portfolio turnover	108%	56%	29%
Net assets, ending (in thousands)	$65,623	$61,440	$47,655

		Years Ended
	December 31,	December 31,	December 31,
Midcap Value Portfolio	2004	2003	2002
Net asset value, beginning	$19.78	$15.33	$17.84
Income from investment operations
Net investment income	.07	.04	--
Net realized and unrealized gain (loss)	1.76	4.44	(2.50)
Total from investment operations	1.83	4.48	(2.50)
Distributions from:
Net investment income	(.08)	(.03)	(.01)
Net realized gains	--	--	--
Total distributions	(.08)	(.03)	(.01)
Total increase (decrease) in net asset value	1.75	4.45	(2.51)
Net asset value, ending	$21.53	$19.78	$15.33

Total return*	9.23%	29.22%	(14.04%)
Ratios to average net assets: A
Net investment income	.38%	.24%	.03%
Total expenses	1.22%	1.29%	1.30%
Expenses before offsets	1.22%	1.29%	1.30%
Net expenses	1.21%	1.22%	1.23%
Portfolio turnover	29%	28%	16%
Net assets, ending (in thousands)	$36,184	$31,972	$25,253

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)      Annualized.

*     Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis For Board's Approval of Investment Advisory Contract

Initial Approval Of New Investment Subadvisory Agreement

At a meeting held on March 8, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Subadvisory Agreement ("Subadvisory Agreement") between the Advisor and RiverSource Investments, LLC ("RiverSource") with respect to the Portfolio.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the Subadvisory Agreement with management and also met in a private executive session with their counsel at which no representatives of management were present.

In evaluating the Subadvisory Agreement, the Board of Directors reviewed information provided by RiverSource relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, RiverSource provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Directors approved the Subadvisory Agreement between the Advisor and RiverSource based on a number of factors relating to RiverSource's ability to perform under the Subadvisory Agreement. In the course of its deliberations, the Board of Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by RiverSource; RiverSource's management style and long-term performance record in employing its investment strategies; RiverSource's current level of staffing and its overall resources; the qualifications and experience of RiverSource's personnel; RiverSource's financial condition with respect to its ability to perform the services required under the Subadvisory Agreement; RiverSource's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board of Directors concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by RiverSource under the Subadvisory Agreement.

In considering RiverSource's comparable performance with similarly managed funds and non-mutual fund accounts, the Board of Directors noted RiverSource's record of strong performance relative to the Russell Mid Cap Value Index and comparable funds on both an absolute and risk-adjusted basis. The Board of Directors took into account RiverSource's long-term oriented investment process, noting that this process was expected to provide a greater degree of diversification to the Portfolio's holdings.

In considering the cost of services to be provided by RiverSource and the profitability to RiverSource of its relationship with the Portfolio, the Board of Directors noted that the subadvisory fee under the Subadvisory Agreement would be paid by the Advisor out of the advisory fee that it received under the Investment Advisory Agreement. The Board of Directors also noted that the Advisor had agreed to reduce its advisory fee to correspond to Riversource's lower subadvisory fee. The Board of Directors relied on the ability of the Advisor to negotiate the Subadvisory Agreement and the corresponding subadvisory fee at arm's length. The Board of Directors took into account that the subadvisory fee under the Subadvisory Agreement with RiverSource would be lower at all asset levels than the subadvisory fee under the Investment Subadvisory Agreement with Harris Associates, L.P., the Portfolio's then-current subadvisor. The Board of Directors also took into account the level of fees that RiverSource charges its other clients for providing comparable advisory services. Based upon its review, the Board of Directors determined that the subadvisory fee was reasonable. Because the Advisor would pay RiverSource's subadvisory fee and had negotiated that fee at arm's length with RiverSource, the costs of services to be provided by RiverSource and the profitability to RiverSource of its relationship with the Portfolio were not material factors in the Board of Directors' deliberations. For similar reasons, the Board of Directors did not consider the potential economies of scale in RiverSource's management of the Portfolio to be a material factor in its consideration, although the Board of Directors noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In approving the Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

The Board of Directors reached the following conclusions regarding the Subadvisory Agreement, among others: (a) RiverSource is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (b) RiverSource maintains an appropriate compliance program; (c) RiverSource's investment strategies are appropriate for pursuing the investment objective of the Portfolio; and (d) the subadvisory fee to be paid by the Advisor to RiverSource is reasonable relative to those of similar funds and to the services to be provided by RiverSource. Based on its conclusions, the Board of Directors determined that approval of the Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.


Ameritas
Money Market
Portfolio

Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report

June 30, 2007

Ameritas

A UNIFI Company

Ameritas Money Market Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2007

3	Investment Allocation
4	Shareholder Expense Example
5	Statement of Net Assets
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
12	Financial Highlights
13	Explanation of Financial Tables
14	Proxy Voting and Availability of Quarterly Portfolio Holdings

Money Market Portfolio

Investment allocation

June 30, 2007

Investment Allocation	% of Total Investments
Certificates of Deposit	0.8%
Taxable Variable Rate Demand Notes	79.5%
U.S. Government Agencies and Instrumentalities	19.7%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/07	6/30/07	1/1/07 - 6/30/07
Actual	$1,000.00	$1,025.20	$1.81
Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.01	$1.81

*    Expenses are equal to the Fund's annualized expense ratio of 0.36%, multiplied by the average account value over the period, multiplied by 181/365.

Money Market Portfolio
Statement of Net Assets
June 30, 2007
	Principal
Taxable Variable Rate Demand Notes* - 77.6%	Amount	Value
Alabama State IDA Revenue:
5.37%, 5/1/10, LOC: Regions Bank (r)	$110,000	$110,000
5.37%, 5/1/10, LOC: RBC Centura Bank (r)	915,000	915,000
Albany New York Industrial Development Agency Civic Facilities Revenue, 5.40%, 5/1/27,
LOC: Bank of America (r)	1,000,000	1,000,000
American Buildings Co., 5.32%, 8/1/20, LOC: Canadian Imperial Bank (r)	3,000,000	3,000,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha, Inc., 5.37%, 6/1/21,
LOC: Comercia Bank (r)	600,000	600,000
Byron Park, 5.42%, 1/20/31, LOC: Crédit Agricole (r)	2,225,000	2,225,000
Chatham Centre LLC, 5.44%, 4/1/22, LOC: Bank of North Georgia (r)	280,000	280,000
CIDC-Hudson House LLC, 5.55%, 12/1/34, LOC: Hudson River Bank & Trust,
C/LOC: FHLB (r)	930,000	930,000
Dayton Wheel Concepts, Inc., 5.38%, 5/1/24, LOC: National City Bank (r)	1,466,000	1,466,000
Dewberry IV LLLP, 5.37%, 9/1/25, LOC: Mercantile-Safe Deposit & Trust (r)	3,200,000	3,200,000
Durham North Carolina GO, 5.40%, 5/1/18, BPA: Bank of America (r)	2,460,000	2,460,000
Florida State Housing Finance Corp. MFH Revenue, 5.37%, 10/15/32, LOC: Fannie Mae (r)	465,000	465,000
Four Fishers LLC, 5.37%, 4/1/24, LOC: LaSalle Bank Midwest (r)	2,895,000	2,895,000
Fuller Road Management Corp. New York Revenue, 5.37%, 7/1/37, LOC: Key Bank (r)	2,000,000	2,000,000
Grove City Church of the Nazarene, 5.38%, 2/1/24, LOC: National City Bank (r)	939,000	939,000
Haskell Capital Partners Ltd., 5.35%, 9/1/20, LOC: Colonial Bank, C/LOC: FHLB (r)	810,000	810,000
Hillcrest Baptist Church, 5.42%, 12/1/20, LOC: Wachovia Bank (r)	3,350,000	3,350,000
Holland Board of Public Works Home Building Co., 5.50%, 11/1/22, LOC: Wells Fargo Bank (r)	1,245,000	1,245,000
Hopkinsville Kentucky Industrial Building LO Revenue, 5.40%, 8/1/24, LOC: Comercia Bank (r)	2,390,000	2,390,000
Illinois State Development Finance Authority Revenue, 5.42%, 7/1/10, LOC: LaSalle Bank (r)	400,000	400,000
Iowa State Finance Authority IDA Revenue, 5.40%, 11/1/17, LOC: Societe Generale (r)	400,000	400,000
Kaneville Road Joint Venture, Inc., 5.38%, 11/1/32, LOC: First American Bank ,C/LOC: FHLB (r)	1,515,000	1,515,000
Kansas City Missouri IDA MFH Revenue, 5.42%, 3/1/35, LOC: LaSalle Bank (r)	755,000	755,000
Macon-Bibb County Georgia Industrial Authority Revenue, 5.42%, 7/1/14, LOC: AmSouth Bank (r)	905,000	905,000
Maniilaq Association Revenue, 5.40%, 11/1/22, LOC: Washington Mutual Bank, C/LOC: FHLB (r)	700,000	700,000
Middletown New York IDA Revenue, 5.55%, 6/1/15, LOC: Provident Bank, C/LOC: FHLB (r)	930,000	930,000
Milwaukee Wisconsin Redevelopment Authority Revenue, 5.36%, 8/1/20,
LOC: Marshall & Ilsley Bank (r)	335,000	335,000
Mississippi Business Finance Corp. Revenue:
5.35%, 12/1/20, LOC: First Tennessee Bank (r)	1,000,000	1,000,000
5.37%, 8/1/24, LOC: Regions Bank (r)	1,800,000	1,800,000
MOB Management One LLC, 5.65%, 12/1/26, LOC: Columbus Bank & Trust (r)	965,000	965,000
New York State MMC Corp. Revenue, 5.50%, 11/1/35, LOC: JPMorgan Chase Bank (r)	2,000,000	2,000,000
Ogden City Utah Redevelopment Agency Revenue, 5.47%, 1/1/31, LOC: Bank of New York (r)	2,870,000	2,870,000
Omaha Nebraska SO, 5.37%, 2/1/26, BPA: Dexia Credit Local, AMBAC Insured (r)	1,300,000	1,300,000
Osprey Management Co. LLC, 5.40%, 6/1/27, LOC: Wells Fargo Bank (r)	900,000	900,000
Peoploungers, Inc., 5.32%, 4/1/18, LOC: Bank of New Albany, C/LOC: FHLB (r)	145,000	145,000
Post Apartment Homes LP, 5.32%, 7/15/29, LOC: Fannie Mae (r)	7,925,000	7,925,000
Racetrac Capital LLC, 5.34%, 9/1/20, LOC: Regions Bank (r)	300,000	300,000
Renaissance Ketchikan Group LLC, 5.57%, 9/1/33, LOC: Alliance Bank of Arizona,
C/LOC: FHLB (r)	4,000,000	4,000,000
Rex Lumber LLC, 5.35%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB (r)	1,340,000	1,340,000
Savannah Georgia Economic Development Authority Revenue, 5.42%, 3/1/18,
LOC: SunTrust Bank (r)	920,000	920,000
Scott Street Land Co., 5.37%, 1/3/22, LOC: Fifth Third Bank (r)	480,000	480,000
Sea Island Co., 5.46%, 2/1/21, LOC: Columbus Bank & Trust (r)	1,415,000	1,415,000
Shawnee Kansas Private Activity Revenue, 5.50%, 12/1/12, LOC: JPMorgan Chase Bank (r)	925,000	925,000
Shelby County Tennessee Health Educational and Housing Facilities Board Revenue, 5.37%,
12/1/34, LOC: First Tennessee Bank (r)	2,420,000	2,420,000
Stice-Hill Holding LC, 5.42%, 12/1/23, LOC: Hancock Bank (r)	2,955,000	2,955,000
St. Paul Minnesota Port Authority Revenue:
5.85%, 6/1/11, LOC: U.S. Bank (r)	305,000	305,000
5.45%, 12/1/23, LOC: Dexia Credit Local (r)	735,000	735,000
Tyler Enterprises LLC, 5.35%, 10/1/22, LOC: Peoples Bank and Trust, C/LOC: FHLB (r)	2,420,000	2,420,000

	Principal
Taxable Variable Rate Demand Notes* - Cont'd	Amount	Value
Washington State Housing Finance Commission Revenue:
5.38%, 2/1/28, LOC: U.S. Bank (r)	$1,080,000	$1,080,000
5.41%, 2/1/28, LOC: U.S. Bank (r)	690,000	690,000

Total Taxable Variable Rate Demand Notes (Cost $75,110,000)		75,110,000

U.S. Government Agencies and Instrumentalities - 19.2%
Fannie Mae:
5.00%, 8/24/07	1,000,000	999,687
5.30%, 1/8/08	500,000	500,000
4.00%, 2/15/08	456,000	452,315
4.00%, 2/22/08	695,000	689,239
Fannie Mae Discount Notes:
7/3/07	500,000	499,857
1/15/08	1,000,000	972,362
3/28/08	500,000	481,497
5/12/08	500,000	478,055
Federal Home Loan Bank:
5.25%, 9/4/07	1,000,000	1,000,000
5.22%, 11/14/07	535,000	535,000
5.25%, 2/1/08	500,000	500,000
4.00%, 2/4/08	220,000	218,295
3.375%, 2/15/08	500,000	494,438
5.30%, 3/5/08	500,000	500,000
5.30%, 3/19/08	1,500,000	1,500,000
5.40%, 4/9/08	500,000	500,000
5.25%, 4/16/08	500,000	499,960
5.25%, 4/23/08	1,000,000	1,000,000
5.25%, 5/1/08	2,000,000	2,000,000
5.30%, 5/29/08	1,000,000	1,000,000
Federal Home Loan Bank Discount Notes:
7/11/07	370,000	369,471
7/25/07	350,000	348,810
Freddie Mac, 2.65%, 5/30/08	291,000	284,069
Freddie Mac Discount Notes:
8/3/07	119,000	118,447
8/21/07	1,000,000	992,881
3/31/08	500,000	481,082
4/11/08	1,000,000	960,876
4/28/08	250,000	239,367

Total U.S. Government Agencies and Instrumentalities (Cost $18,615,708)		18,615,708

Certificates of Deposit - 0.7%
Barclays Bank plc, 5.305%, 1/16/08	700,000	700,003

Total Certificates of Deposit (Cost $700,003)		700,003

TOTAL INVESTMENTS (Cost $94,425,711) - 97.5%		94,425,711
Other assets and liabilities, net - 2.5%		2,400,781
Net Assets - 100%		$96,826,492

Net Assets Consist Of:
Paid-in capital applicable to 96,870,670 shares of common stock outstanding; $0.01 par value 2,000,000,000 shares authorized		$96,826,253
Undistributed net investment income		241
Accumulated net realized gain (loss) on investments		(2)

Net Assets		$96,826,492

Net Asset Value Per Share		$1.00

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

*     Optional tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:	Abbreviations:
BPA: Bond-Purchase Agreement	AMBAC: American Municipal Bond Assurance Corp.	LO: Limited Obligation
C/LOC: Confirming Letter of Credit	FHLB: Federal Home Loan Bank	LP: Limited Partnership
LOC: Letter of Credit	GO: General Obligation	MFH: Multi-Family Housing
	IDA: Industrial Development Authority	SO: Special Obligation
LLC: Limited Liability Corporation

See notes to financial statements.

Money Market Portfolio
Statement of Operations
Six Months Ended June 30, 2007

Net Investment Income
Investment Income:
Interest income	$2,284,275

Expenses:
Investment advisory fee	85,077
Transfer agency fees and expenses	6,378
Accounting fees	6,891
Directors' fees and expenses	4,577
Administrative Services fees	21,269
Insurance	9,090
Custodian fees	7,339
Reports to shareholders	19,041
Professional fees	11,000
Miscellaneous	3,228
Total expenses	173,890
Reimbursement from Advisor	(15,590)
Fees paid indirectly	(5,162)
Net expenses	153,138

Net Investment Income	2,131,137

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(2)

Net Realized and Unrealized Gain (loss) on Investments	(2)

Increase (Decrease) in Net Assets
Resulting From Operations	$2,131,135

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$2,131,137	$3,965,996
Net realized gain (loss) on investments	(2)	--

Increase (Decrease) in Net Assets
Resulting From Operations	2,131,135	3,965,996

Distributions to shareholders from:
Net investment income	(2,130,896)	(3,966,848)

Capital share transactions:
Shares sold	44,929,272	83,829,808
Reinvestment of distributions	2,138,501	3,951,215
Shares redeemed	(32,939,508)	(87,192,432)
Total capital share transactions	14,128,265	588,591

Total Increase (Decrease) in Net Assets	14,128,504	587,739

Net Assets
Beginning of period	82,697,988	82,110,249
End of period (including undistributed net investment income of $241 and $0, respectively)	$96,826,492	$82,697,988

Capital Share Activity
Shares sold	44,929,272	83,829,808
Reinvestment of distributions	2,138,501	3,951,215
Shares redeemed	(32,939,508)	(87,192,433)
Total capital share activity	14,128,265	588,590

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Money Market Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities held by the Portfolio are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of captial or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

Money Market Insurance: The Fund has obtained private insurance that partially protects the Portfolio against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .20% of the Portfolio's average daily net assets. Under the terms of the agreement, $15,318 was payable at period end. In addition, $2,809 was payable at period end for operating expenses paid by the Advisor during June 2007.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2008. The contractual expense cap is .36%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $3830 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolios. For its service, CSSI received a fee of $4,765 for the six months ended June 30, 2007. Under the terms of the agreement, $856 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

The cost of investments owned at June 30, 2007 for federal income tax purposes was $94,425,711.

The Portfolio may engage in interportfolio purchase and sales transactions with other Portfolios. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2007, purchase and sale transactions were $53,680,000 and $44,454,000, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2007. For the six months ended June 30, 2007 borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$28,112	5.85%	$1,197,867	March 2007

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Money Market Portfolio	2007	2006	2005
Net asset value, at beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.025	.047	.030
Total investment operations	.025	.047	.030
Distributions from
Net investment income	(.025)	(.047)	(.030)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	2.51%	4.80%	3.00%
Ratios to average net assets:A
Net investment income	5.01% (a)	4.70%	2.98%
Total expenses	.41% (a)	.38%	.41%
Expenses before offsets	.37% (a)	.37%	.37%
Net expenses	.36% (a)	.36%	.36%
Net assets, ending (in thousands)	$96,826	$82,698	$82,110

		Years Ended
	December 31,	December 31,	December 31,
Money Market Portfolio	2004	2003	2002
Net asset value, at beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.012	.010	.016
Total investment operations	.012	.010	.016
Distributions from
Net investment income	(.012)	(.010)	(.016)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.17%	1.00%	1.61%
Ratios to average net assets:A
Net investment income	1.13%	1.00%	1.60%
Total expenses	.37%	.36%	.38%
Expenses before offsets	.37%	.36%	.37%
Net expenses	.36%	.36%	.36%
Net assets, ending (in thousands)	$76,609	$126,888	$162,177

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)     Annualized.

*     Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or by visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Small Capitalization
Portfolio

Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report
June 30, 2007

Ameritas

A UNIFI Company

Ameritas Small Capitalization Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2007

3	Economic Sectors
4	Shareholder Expense Example
5	Statement of Net Assets
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
14	Financial Highlights
15	Explanation of Financial Tables
16	Proxy Voting and Availability of Quarterly Portfolio Holdings

Small Capitalization Portfolio
Economic Sectors
June 30, 2007

Economic Sectors	% of Total Investments
Consumer Discretionary	17.7%
Consumer Staples	0.9%
Energy	6.7%
Financials	7.2%
Health Care	16.3%
Industrials	20.7%
Information Technology	19.8%
Materials	7.9%
U.S. Government Agencies and Instrumentalities	2.2%
Utilities	0.6%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life conract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/07	6/30/07	1/1/07 - 6/30/07
Actual	$1,000.00	$1,164.60	$5.37
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.84	$5.01

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365.

Small Capitalization Portfolio
Statement of Net Assets
June 30, 2007

Equity Securities - 98.3%	Shares	Value
Biotechnology - 1.2%
Cubist Pharmaceuticals, Inc.*	12,435	$245,094
Myriad Genetics, Inc.*	7,440	276,694
		521,788

Capital Markets - 3.6%
Cowen Group, Inc.*	26,555	475,600
Greenhill & Co., Inc.	9,645	662,708
Investment Technology Group, Inc.*	10,805	468,181
		1,606,489

Chemicals - 5.1%
Quaker Chemical Corp.	9,520	224,672
Terra Industries, Inc.*	71,695	1,822,487
Zoltek Cos, Inc.*	5,470	227,169
		2,274,328

Commercial Banks - 0.4%
Boston Private Financial Holdings, Inc.	6,670	179,223

Commercial Services & Supplies - 8.3%
Corrections Corp. of America*	15,497	978,016
The Geo Group, Inc.*	10,590	308,169
Global Cash Access Holdings, Inc.*	53,980	864,760
School Specialty, Inc.*	15,105	535,321
Waste Connections, Inc.*	33,990	1,027,857
		3,714,123

Communications Equipment - 2.0%
EMS Technologies, Inc.*	20,995	463,149
Ixia*	36,745	340,259
Sirenza Microdevices, Inc.*	9,485	112,587
		915,995

Computers & Peripherals - 1.3%
Avid Technology, Inc.*	16,095	568,958

Construction & Engineering - 1.6%
Infrasource Services, Inc.*	19,435	721,039

Construction Materials - 1.7%
Texas Industries, Inc.	9,790	767,634

Consumer Finance - 2.0%
Cash America International, Inc.	22,970	910,761

Electrical Equipment - 2.1%
General Cable Corp.*	12,635	957,101

Electronic Equipment & Instruments - 6.8%
Coherent, Inc.*	32,750	999,203
Daktronics, Inc.	6,125	131,565
Dolby Laboratories, Inc.*	17,885	633,308
OYO Geospace Corp.*	17,254	1,280,074
		3,044,150

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - 5.0%
Core Laboratories NV*	5,525	$561,837
Lufkin Industries, Inc.	4,715	304,353
Tetra Technologies, Inc.*	30,654	864,443
Unit Corp.*	7,930	498,877
		2,229,510

Health Care Equipment & Supplies - 8.4%
American Medical Systems Holdings, Inc.*	38,700	698,148
Arrow International, Inc.	23,805	911,255
Cutera, Inc.*	24,645	614,153
DJO, Inc.*	8,500	350,795
Respironics, Inc.*	17,320	737,659
Thoratec Corp.*	24,015	441,636
		3,753,646

Health Care Providers & Services - 3.0%
Animal Health International, Inc.*	17,235	249,735
Centene Corp.*	26,020	557,349
Matria Healthcare, Inc.*	18,025	545,797
		1,352,881

Health Care Technology - 2.8%
Eclipsys Corp.*	47,615	942,777
Vital Images, Inc.*	11,800	320,488
		1,263,265

Hotels, Restaurants & Leisure - 2.6%
Red Robin Gourmet Burgers, Inc.*	9,415	380,084
Vail Resorts, Inc.*	12,575	765,440
		1,145,524

Household Durables - 3.4%
Universal Electronics, Inc.*	42,491	1,543,273

Independent Power Producers & Energy Traders - 0.6%
EnerNOC, Inc.*	7,065	269,388

Insurance - 1.3%
American Safety Insurance Holdings Ltd.*	10,965	261,296
First Mercury Financial Corp.*	14,325	300,395
		561,691

Internet & Catalog Retail - 0.4%
US Auto Parts Network, Inc.*	19,205	181,679

Internet Software & Services - 2.8%
CNET Networks, Inc.*	74,030	606,306
Internet Capital Group, Inc.*	26,850	332,940
Switch & Data Facilities Co., Inc.*	16,035	307,711
		1,246,957

Leisure Equipment & Products - 0.7%
Pool Corp.	8,095	315,948

Life Sciences - Tools & Services - 0.9%
Icon plc (ADR)*	9,612	420,429

Machinery - 8.3%
Actuant Corp.	10,415	656,770
Bucyrus International, Inc.	18,595	1,316,154
Kaydon Corp.	12,935	674,172
Titan International, Inc.	33,115	1,046,765
		3,693,861

Equity Securities - Cont'd	Shares	Value
Media - 1.1%
Entravision Communications Corp.*	48,635	$507,263

Metals & Mining - 1.2%
Claymont Steel Holdings, Inc.*	17,065	365,020
Northwest Pipe Co.*	4,470	158,998
		524,018

Oil, Gas & Consumable Fuels - 1.7%
Edge Petroleum Corp.*	7,995	112,010
Goodrich Petroleum Corp.*	19,280	667,666
		779,676

Personal Products - 0.9%
Physicians Formula Holdings, Inc.*	24,730	388,879

Semiconductors & Semiconductor Equipment - 2.0%
Advanced Energy Industries,, Inc.*	11,600	262,856
Eagle Test Systems, Inc.*	16,905	271,494
Trident Microsystems, Inc.*	18,930	347,366
		881,716

Software - 5.0%
ANSYS, Inc.*	32,570	863,105
FactSet Research Systems, Inc.	9,480	647,958
The9 Ltd. (ADR)*	15,690	725,819
		2,236,882

Specialty Retail - 5.0%
BJ's Restaurants, Inc.*	9,100	179,634
Build-A-Bear Workshop, Inc.*	28,555	746,428
Genesco, Inc.*	25,025	1,309,058
		2,235,120

Textiles, Apparel & Luxury Goods - 4.6%
Carter's, Inc.*	21,630	561,082
Volcom, Inc.*	29,655	1,486,605
		2,047,687

Trading Companies & Distributors - 0.5%
MWI Veterinary Supply, Inc.*	5,620	224,182

Total Equity Securities (Cost $32,333,656)		43,985,064

	Principal
U.S. Government Agencies and Instrumentalities - 2.2%	Amount	Value
Federal Home Loan Bank Discount Notes, 7/2/07	$1,000,000	999,868

Total U.S. Government Agencies and Instrumentalities (Cost $999,868)		999,868

TOTAL INVESTMENTS (Cost $33,333,524) - 100.5%		44,984,932
Other assets and liabilities, net - (0.5%)		(218,344)
Net Assets - 100%		$44,766,588

Net Assets Consist of:
Paid-in capital applicable to 1,148,233 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$65,861,667
Undistributed net investment income (loss)		(138,415)
Accumulated net realized gain (loss) on investments		(32,608,072)
Net unrealized appreciation (depreciation) on investments		11,651,408

Net Assets		$44,766,588

Net Asset Value Per Share		$38.99

Abbreviations:
ADR: American Depositary Receipt

*     Non-income producing security.

See notes to financial statements.

Small Capitalization Portfolio
Statement of Operations
Six Months Ended June 30, 2007

Net Investment Income
Investment Income:
Dividend income	$52,026
Interest income	15,727
Total investment income	67,753

Expenses:
Investment advisory fee	175,243
Transfer agent fees and expenses	3,093
Accounting fees	3,489
Directors' fees and expenses	2,334
Administrative fees	10,308
Custodian fees	7,714
Reports to shareholders	14,996
Professional fees	10,460
Miscellaneous	5,465
Total expenses	233,102
Reimbursement from Advisor	(21,358)
Fees paid indirectly	(5,576)
Net expenses	206,168

Net Investment Income (Loss)	(138,415)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	2,153,471
Change in unrealized appreciation (depreciation)	4,327,369

Net Realized and Unrealized Gain
(Loss) on Investments	6,480,840

Increase (Decrease) in Net Assets
Resulting From Operations	$6,342,425

See notes to financial statements.

Small Capitalization Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	($138,415)	($315,746)
Net realized gain (loss) on investments	2,153,471	3,466,196
Change in unrealized appreciation (depreciation)	4,327,369	3,887,253

Increase (Decrease) in Net Assets
Resulting From Operations	6,342,425	7,037,703

Capital share transactions:
Shares sold	1,546,998	3,860,876
Shares redeemed	(2,314,347)	(7,215,808)
Total capital share transactions	(767,349)	(3,354,932)

Total Increase (Decrease) in Net Assets	5,575,076	3,682,771

Net Assets
Beginning of period	39,191,512	35,508,741
End of period (including net investment loss of $138,415 and $0, respectively)	$44,766,588	$39,191,512

Capital Share Activity
Shares sold	42,334	124,058
Shares redeemed	(64,844)	(231,974)
Total capital share activity	(22,510)	(107,916)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Small Capitalization Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2007, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .85% of the Portfolio's average daily net assets. Under the terms of the agreement, $30,637 was payable at period end. In addition, $602 was payable at period end for operating expenses paid by the Advisor during June 2007.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2008. The contractual expense cap is 1.00%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $1,821 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,820 for the six months ended June 30, 2007. Under the terms of the agreement, $326 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $10,552,052 and $12,173,419, respectively.

The cost of investments owned at June 30, 2007 for federal income tax purposes was $33,356,166. Net unrealized appreciation aggregated $11,628,766, of which $12,476,904 related to appreciated securities and $848,138 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $22,468,513, $11,902,668 and $361,070 at December 31, 2006 may be utilized to offset future capital gains until expiration in December 2009, December 2010 and December 2013, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2007. For the six months ended June 30, 2007, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$5,013	5.83%	$180,388	April 2007

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Small Capitalization Portfolio	2007	2006	2005
Net asset value, beginning	$33.48	$27.77	$27.06
Income from investment operations
Net investment income (loss)	(.12)	(.27)	(.20)
Net realized and unrealized gain (loss)	5.63	5.98	.91
Total from investment operations	5.51	5.71	.71
Total increase (decrease) in net asset value	5.51	5.71	.71
Net asset value, ending	$38.99	$33.48	$27.77

Total return*	16.46%	20.56%	2.62%
Ratios to average net assets: A
Net investment income (loss)	(.67%) (a)	(.83%)	(.71%)
Total expenses	1.13% (a)	1.17%	1.22%
Expenses before offsets	1.03% (a)	1.05%	1.08%
Net expenses	1.00% (a)	1.00%	1.00%
Portfolio turnover	26%	67%	49%
Net assets, ending (in thousands)	$44,767	$39,192	$35,509

		Years Ended
	December 31,	December 31,	December 31,
Small Capitalization Portfolio	2004	2003	2002
Net asset value, beginning	$26.44	$19.04	$29.40
Income from investment operations
Net investment income (loss)	(.24)	(.19)	(.23)
Net realized and unrealized gain (loss)	.86	7.59	(10.13)
Total from investment operations	.62	7.40	(10.36)
Total increase (decrease) in net asset value	.62	7.40	(10.36)
Net asset value, ending	$27.06	$26.44	$19.04

Total return*	2.34%	38.87%	(35.24%)
Ratios to average net assets: A
Net investment income (loss)	(.90%)	(.83%)	(.91%)
Total expenses	1.29%	1.26%	1.16%
Expenses before offsets	1.04%	1.04%	1.05%
Net expenses	1.00%	1.00%	1.00%
Portfolio turnover	349%	169%	140%
Net assets, ending (in thousands)	$39,880	$42,096	$31,762

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)      Annualized.

*     Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Small Company Equity Portfolio

Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report

June 30, 2007

Ameritas

A UNIFI Company

Ameritas Small Company Equity Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2007

3	Economic Sectors
4	Shareholder Expense Example
5	Statement of Net Assets
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
13	Financial Highlights
14	Explanation of Financial Tables
15	Proxy Voting and Availability of Quarterly Portfolio Holdings

Small Company Equity Portfolio
Economic Sectors
June 30, 2007

Economic Sectors	% of Total Investments
Consumer Discretionary	14.1%
Energy	7.6%
Financials	15.1%
Health Care	12.1%
Industrials	23.6%
Information Technology	14.9%
Materials	1.6%
U.S. Government Agency Obligations	9.0%
Utilities	2.0%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/07	6/30/07	1/1/07 - 6/30/07
Actual	$1,000.00	$1,098.50	$6.92
Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.20	$6.66

* Expenses are equal to the Fund's annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 181/365.

Small Company Equity Portfolio
Statement of Net Assets
June 30, 2007

Equity Securities - 90.3%	Shares	Value
Aerospace & Defense - 2.9%
Heico Corp.	7,700	$324,016
Teledyne Technologies, Inc.*	7,100	326,245
		650,261

Auto Components - 2.1%
Gentex Corp.	23,800	468,622

Capital Markets - 5.2%
Evercore Partners, Inc.	9,900	294,723
Jefferies Group, Inc.	20,100	542,298
Penson Worldwide, Inc.*	13,000	318,890
		1,155,911

Commercial Banks - 5.9%
Boston Private Financial Holdings, Inc.	12,300	330,501
Centennial Bank Holdings, Inc.*	27,000	228,690
Financial Institutions, Inc.	12,500	252,375
Pacific Capital Bancorp	10,800	291,384
Westamerica Bancorporation	4,600	203,504
		1,306,454

Commercial Services & Supplies - 5.8%
FTI Consulting, Inc.*	14,100	536,223
Schawk, Inc.	17,000	340,340
TravelCenters of America LLC*	10,300	416,635
		1,293,198

Construction & Engineering - 1.5%
Aecom Technology Corp.*	13,500	334,935

Diversified Consumer Services - 1.8%
Matthews International Corp.	9,300	405,573

Electrical Equipment - 3.4%
Baldor Electric Co.	7,700	379,456
II-VI, Inc.*	13,900	377,663
		757,119

Electronic Equipment & Instruments - 7.3%
Brady Corp.	12,000	445,680
Coherent, Inc.*	14,400	439,344
Itron, Inc.*	6,100	475,434
NU Horizons Electronics Corp.*	19,800	263,538
		1,623,996

Energy Equipment & Services - 5.8%
Cal Dive International, Inc.*	28,900	480,607
Unit Corp.*	7,100	446,661
W-H Energy Services, Inc.*	5,900	365,269
		1,292,537

Health Care Equipment & Supplies - 3.6%
DJO, Inc.*	7,800	321,906
Orthofix International NV*	10,600	476,682
		798,588

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - 5.4%
AmSurg Corp.*	13,300	$321,062
Bio-Reference Laboratories, Inc.*	15,200	415,720
Providence Service Corp.*	8,400	224,448
US Physical Therapy, Inc.*	18,300	246,501
		1,207,731

Insurance - 2.6%
Darwin Professional Underwriters, Inc.*	13,000	327,210
IPC Holdings Ltd.	7,900	255,091
		582,301

Internet Software & Services - 1.8%
Online Resources Corp.*	36,100	396,378

IT Services - 2.5%
Wright Express Corp.*	16,100	551,747

Life Sciences - Tools & Services - 1.6%
Charles River Laboratories International, Inc.*	7,100	366,502

Machinery - 4.7%
CIRCOR International, Inc.	8,800	355,784
Kaydon Corp.	5,300	276,236
RBC Bearings, Inc.*	10,300	424,875
		1,056,895

Media - 3.3%
Cinemark Holdings, Inc.*	11,600	207,524
Citadel Broadcasting Corp.	36,000	232,200
Saga Communications, Inc.*	29,250	286,650
		726,374

Metals & Mining - 1.5%
Northwest Pipe Co.*	9,700	345,029

Multi-Utilities - 2.0%
Aquila, Inc.*	106,500	435,585

Oil, Gas & Consumable Fuels - 1.7%
Berry Petroleum Co.	10,300	388,104

Pharmaceuticals - 1.4%
Sciele Pharma, Inc.*	13,300	313,348

Road & Rail - 3.5%
Heartland Express, Inc.	6,433	104,858
Knight Transportation, Inc.	6,037	116,997
Landstar System, Inc.	3,000	144,750
Navios Maritime Holdings, Inc.	12,500	151,000
Vitran Corp., Inc.*	12,000	256,080
		773,685

Semiconductors & Semiconductor Equipment - 3.8%
Micrel, Inc.	28,100	357,432
PDF Solutions, Inc.*	42,100	498,043
		855,475

Software - 1.4%
i2 Technologies, Inc.*	17,200	320,608

Equity Securities - Cont'd	Shares	Value
Specialty Retail - 3.2%
Build-A-Bear Workshop, Inc.*	14,600	$381,644
Coldwater Creek, Inc.*	14,400	334,512
		716,156

Textiles, Apparel & Luxury Goods - 1.7%
Fossil, Inc.*	12,800	377,472

Thrifts & Mortgage Finance - 1.4%
Provident Financial Services, Inc.	19,600	308,896

Trading Companies & Distributors - 1.5%
Interline Brands, Inc.*	12,800	333,824

Total Equity Securities (Cost $17,575,317)		20,143,304

	Principal
U.S. Government Agencies And Instrumentalities - 9.0%	Amount
Federal Home Loan Bank Discount Notes, 7/2/07	$2,000,000	1,999,733

Total U.S. Government Agencies and Instrumentalities (Cost $1,999,733)		1,999,733

TOTAL INVESTMENTS (Cost $19,575,050) - 99.3%		22,143,037
Other assets and liabilities, net - 0.7%		145,481
Net Assets - 100%		$22,288,518

Net Assets Consist of:
Paid-in capital applicable to 896,559 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$16,329,793
Undistributed net investment income		24,317
Accumulated net realized gain (loss) on investments		3,366,421
Net unrealized appreciation (depreciation) on investments		2,567,987

Net Assets		$22,288,518

Net Asset Value per Share		$24.86

*     Non-income producing security.

See notes to financial statements.

Small Company Equity Portfolio
Statement of Operations
Six Months Ended June 30, 2007

Net Investment Income
Investment Income:
Interest income	$43,637
Dividend income	128,536
Total investment income	172,173

Expenses:
Investment advisory fee	124,511
Transfer agent fees and expenses	1,668
Accounting fees	1,859
Directors' fees and expenses	1,189
Administrative fees	5,559
Custodian fees	8,411
Reports to shareholders	7,993
Professional fees	10,048
Miscellaneous	3,508
Total expenses	164,746
Reimbursement from Advisor	(11,522)
Fees paid indirectly	(5,368)
Net expenses	147,856

Net Investment Income	24,317

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	2,347,736
Change in unrealized appreciation (depreciation)	(283,955)

Net Realized and Unrealized Gain
(Loss) on Investments	2,063,781

Increase (Decrease) in Net Assets
Resulting From Operations	$2,088,098

See notes to financial statements.

Small Company Equity Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	$24,317	($153,603)
Net realized gain (loss) on investments	2,347,736	2,017,702
Change in unrealized appreciation (depreciation)	(283,955)	62,369

Increase (Decrease) in Net Assets
Resulting From Operations	2,088,098	1,926,468

Distributions to shareholders from:
Net realized gain	--	(2,276,521)

Capital share transactions:
Shares sold	308,758	1,709,373
Reinvestment of distributions	--	2,276,520
Shares redeemed	(2,945,682)	(7,079,206)
Total capital share transactions	(2,636,924)	(3,093,313)

Total Increase (Decrease) in Net Assets	(548,826)	(3,443,366)

Net Assets
Beginning of period	22,837,344	26,280,710
End of period (including undistributed net investment income of $24,317 and $0, respectively)	$22,288,518	$22,837,344

Capital Share Activity
Shares sold	13,215	69,689
Reinvestment of distributions	--	99,672
Shares redeemed	(125,655)	(291,925)
Total capital share activity	(112,440)	(122,564)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Small Company Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2007, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 1.12% of the Portfolio's average daily net assets. Under the terms of the agreement, $20,618 was payable at period end. In addition, $158 was payable at period end for operating expenses by the Advisor during June 2007.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2008. The contractual expense cap is 1.33%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $920 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $667 for the six months ended June 30, 2007. Under the terms of the agreement, $105 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $8,858,511 and $11,602,663, respectively.

The cost of investments owned at June 30, 2007 for federal income tax purposes was $19,575,194. Net unrealized appreciation aggregated $2,567,843, of which $3,217,349 related to appreciated securities and $649,506 related to depreciated securities.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2007. For the six months ended June 30, 2007, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$924	5.85%	$106,890	March 2007

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Small Company Equity	2007	2006	2005
Net asset value, beginning	$22.63	$23.23	$25.23
Income from investment operations
Net investment income (loss)	.03	(.15)	(.19)
Net realized and unrealized gain (loss)	2.20	2.05	(.27)
Total from investment operations	2.23	1.90	(.46)
Distributions from:
Net realized gain	--	(2.50)	(1.54)
Total increase (decrease) in net asset value	2.23	(0.60)	(2.00)
Net asset value, ending	$24.86	$22.63	$23.23

Total return*	9.85%	8.09%	(1.87%)
Ratios to average net assets: A
Net investment income (loss)	.22% (a)	(.63%)	(.81%)
Total expenses	1.48% (a)	1.57%	1.61%
Expenses before offsets	1.38% (a)	1.40%	1.61%
Net expenses	1.33% (a)	1.33%	1.47%
Portfolio turnover	43%	45%	45%
Net assets, ending (in thousands)	$22,289	$22,837	$26,281

		Years Ended
	December 31,	December 31,	December 31,
Small Company Equity	2004	2003	2002
Net asset value, beginning	$23.41	$17.79	$19.46
Income from investment operations
Net investment income (loss)	(.18)	(.15)	(.14)
Net realized and unrealized gain (loss)	3.74	6.55	(1.29)
Total from investment operations	3.56	6.40	(1.43)
Distributions from:
Net realized gain	(1.74)	(.78)	(.24)
Total increase (decrease) in net asset value	1.82	5.62	(1.67)
Net asset value, ending	$25.23	$23.41	$17.79

Total return*	15.18%	35.91%	(7.32%)
Ratios to average net assets: A
Net investment income (loss)	(.84%)	(.79%)	(.76%)
Total expenses	1.61%	1.78%	1.82%
Expenses before offsets	1.54%	1.57%	1.64%
Net expenses	1.50%	1.50%	1.50%
Portfolio turnover	49%	55%	46%
Net assets, ending (in thousands)	$27,412	$23,170	$16,511

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)     Annualized.

*     Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item on its Form N-CSR for the period ending December 31, 2006.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Chairman -- Principal Executive Officer
Date:	August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek Barbara J. Krumsiek Chairman -- Principal Executive Officer
Date:	August 29, 2007

/s/ Ronald M. Wolfsheimer Ronald M. Wolfsheimer Treasurer -- Principal Financial Officer
Date:	August 29, 2007